                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MANA 2007-F1

                                                         FREE WRITING PROSPECTUS
                                                      Filed Pursuant to Rule 433
                                                  Registration No. 333-130545-45

                                                     FREE WRITING PROSPECTUS FOR
                                                                    MANA 2007-F1

                               MBS NEW TRANSACTION

                            FREE WRITING PROSPECTUS

                          $[457,764,662] (APPROXIMATE)
                              Offered Certificates

                                  MANA 2007-F1
                       MORTGAGE PASS-THROUGH CERTIFICATES
                      FIXED RATE RESIDENTIAL MORTGAGE LOANS

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                 SELLER/SPONSOR

                             WELLS FARGO BANK, N.A.
                  MASTER SERVICER AND SECURITIES ADMINISTRATOR

              PHH MORTGAGE CORP., WILSHIRE CREDIT CORP., WACHOVIA
                      MORTGAGE CORP., INDYMAC BANK, F.S.B.
                                    SERVICERS

                               FEBRUARY [20], 2007

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MANA 2007-F1

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MANA 2007-F1

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659      scott_soltas@ml.com
Brian Kane                    212-449-3660      brian_f_kane@ml.com
Charles Sorrentino            212-449-3659      charles_sorrentino@ml.com
Colin Sheen                   212-449-3659      colin_sheen@ml.com
Matthew Sawatzky              212-449-3660      Matthew_sawatzky@ml.com
Gregory Ikhilov               212-449-3659      Gregory_ikhilov@ml.com
Roger Ashworth                212-449-3659      roger_ashworth@ml.com
Edgar Seah                    +81 3 6225 7803   edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                   212-449-0752      matthew_whalen@ml.com
Paul Park                     212-449-6380      paul_park@ml.com
Tom Saywell                   212-449-2122      tom_saywell@ml.com
Tim Loughlin                  212-449-1646      timothy_loughlin@ml.com
Fred Hubert                   212-449-5071      fred_hubert@ml.com
Alice Chu                     212-449-1701      alice_chu@ml.com
Sonia Lee                     212-449-5067      sonia_lee@ml.com
Keith Singletary              212-449-9431      keith_singletary@ml.com
Calvin Look                   212-449-5029      calvin_look@ml.com
Yimin Ge                      212-449-9401      yimin_ge@ml.com
Hoi Yee Leung                 212-449-1901      hoiyee_leung@ml.com
Mark Dereska                  212-449-1008      mark_dereska@ml.com
Paul Fetch                    212-449-1002      paul_fetch@ml.com

MOODY'S
Yakov Krayn                   212-553-1379      Yakov.Kravn@moodys.com

FITCH
David Wildman                 212-908-9135      david.wildman@fitchratings.com

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MANA 2007-F1

DEAL STRUCTURE SUMMARY:

                                  MANA 2007-F1

                                 $[457,764,662]
              (APPROXIMATE OFFERED, SUBJECT TO FINAL COLLATERAL)(1)
                      FIXED RATE RESIDENTIAL MORTGAGE LOANS

                APPROXIMATE                      PAYMENT WINDOW
                PRINCIPAL OR                        (MONTHS)      PASS-THROUGH                        EXPECTED RATINGS
  CLASS     NOTIONAL BALANCE(1)   WAL (YRS)(2)         (2)          RATES(3)        TRANCHE TYPE     (FITCH / MOODY'S)
---------   -------------------   ------------   --------------   ------------   -----------------   -----------------
  1-A1         $ [12,818,000]         3.13           1 - 100         5.500%           Senior             [AAA / AAA]
  1-A2         $ [70,659,000]         3.32           1 - 100         6.000%           Senior             [AAA / AAA]
  2-A1         $ [49,519,000]         2.37            1-78           6.000%      Senior Sequential       [AAA / AAA]
  2-A2         $  [2,230,000]         7.36          78 - 100         6.000%      Senior Sequential       [AAA / AAA]
  2-A3         $  [5,750,000]         7.72          61 - 100         6.000%             NAS              [AAA / AAA]
  2-A4         $ [73,491,000]         3.12           1 - 100      LIBOR+0.320%        Floater            [AAA / AAA]
2-A5(4)        $ [73,491,000]          N/A             N/A        6.680%-LIBOR      Inverse IO           [AAA / AAA]
  2-A6         $ [88,791,000]         3.43            1-77           6.000%        Senior Sinker         [AAA / AAA]
  2-A7         $[100,127,000]         1.43            1-38        LIBOR+0.550%        Floater            [AAA / AAA]
2-A8(4)        $[100,127,000]          N/A             N/A        5.450%-LIBOR      Inverse IO           [AAA / AAA]
  2-A9         $  [9,509,000]         7.38          77 - 100         6.000%      Senior Sequential       [AAA / AAA]
  2-A10        $ [22,047,000]         7.73          61 - 100         6.000%             NAS              [AAA / AAA]
  PO-1         $     [37,127]         3.33           1 - 100         0.000%       Principal Only         [AAA / AAA]
IO-1(4)        $  [6,988,018]          N/A             N/A           6.000%          Notional            [AAA / AAA]
  PO-2         $  [1,010,534]         3.32           1 - 100         0.000%       Principal Only         [AAA / AAA]
IO-2(4)        $ [23,870,680]          N/A             N/A           6.250%          Notional            [AAA / AAA]
   M-1         $ [13,900,000]         9.24           1 - 358         6.154%         Subordinate           [AA / NR]
   M-2         $  [4,633,000]         9.24           1 - 358         6.154%         Subordinate           [A / NR]
   M-3         $  [3,243,000]         9.24           1 - 358         6.154%         Subordinate          [BBB / NR]
B-1(5)         $  [2,317,000]         9.24           1 - 358         6.154%         Subordinate           [BB / NR]
B-2(5)         $  [1,622,000]         9.24           1 - 358         6.154%         Subordinate           [B / NR]
B-3(5)         $  [1,621,730]         9.24           1 - 358         6.154%         Subordinate           [NR / NR]
TOTAL          $[463,325,392]

(1) The approximate size subject to a permitted variance in the aggregate of plus or minus 10%.

(2) The WAL and Payment Windows for the Senior Certificates are shown assuming all loans are run to 10% cleanup call at pricing speed of 100% PPC using balances as of February 1, 2007. The WAL and Payment Windows for the Subordinate Certificates are shown assuming all loans are run to maturity at pricing speed of 100% PPC (For the Group 1 Mortgage Loans, 6% CPR in month 1 building linearly to 20% CPR in month 12 and thereafter. For the Group 2 Mortgage Loans, 8% CPR in month 1 building linearly to 24% CPR in month 12 and thereafter.)

(3) The Pass-Through Rates are described under "Interest Rates" on page 7 of this Free Writing Prospectus.

(4)  Notional Balance.

(5)  Non-offered Certificates.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MANA 2007-F1

SPONSOR AND SELLER:              Merrill Lynch Mortgage Lending

DEPOSITOR:                       Merrill Lynch Mortgage Investors, Inc.

ISSUING ENTITY:                  Merrill Lynch Alternative Note Asset Trust,
                                 Series 2007-F1

LEAD MANAGER:                    Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated.

TRUSTEE:                         HSBC Bank USA, N.A.

MASTER SERVICER AND SECURITIES
ADMINISTRATOR:                   Wells Fargo Bank, N.A.

SERVICERS:                       PHH Mortgage Corp., Wilshire Credit Corp.,
                                 Wachovia Mortgage Corp., and Indymac Bank,
                                 F.S.B.

ORIGINATORS:                     Wachovia Mortgage Corp., Ameriquest Mortgage
                                 Corp, and IndyMac Bank, F.S.B..

RATING AGENCIES:                 Moody's and Fitch will rate all of the Senior
                                 Certificates. Fitch will rate the Mezzanine,
                                 Class B-1 and Class B-2 Certificates.

CUT-OFF DATE:                    March 1, 2007.

CLOSING DATE:                    On or about March [23], 2007.

DISTRIBUTION DATES:              The 25th day of each month (or if not a
                                 business day, the next succeeding business
                                 day), commencing in April 2007.

CERTIFICATES:                    The "Group 1 Senior Certificates" will consist
                                 of the Class 1-A1, Class 1-A2, Class PO-1 and
                                 Class IO-1 Certificates. The "Group 2 Senior
                                 Certificates" will consist of the Class 2-A1,
                                 Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5,
                                 Class 2-A6, Class 2-A7, Class 2-A8, Class 2-A9,
                                 Class 2-A10, Class PO-2 and Class IO-2
                                 Certificates. The "Senior Certificates" will
                                 consist of the Group 1 Senior Certificates and
                                 the Group 2 Senior Certificates. The "Mezzanine
                                 Certificates" will consist of the Class M-1,
                                 Class M-2 and Class M-3 Certificates. The
                                 "Subordinate Certificates" will consist of the
                                 Class B-1, Class B-2 and Class B-3
                                 Certificates. The Senior Certificates,
                                 Mezzanine Certificates and the Subordinate
                                 Certificates are collectively referred to
                                 herein as the "Certificates". Only the Senior
                                 and Mezzanine Certificates (collectively, the
                                 "Offered Certificates") are being offered
                                 publicly.

REGISTRATION:                    The Offered Certificates will be made available
                                 in book-entry form through DTC, and upon
                                 request only, through Clearstream, Luxembourg
                                 and the Euroclear system.

FEDERAL TAX TREATMENT:           It is anticipated that, for federal income tax
                                 purposes, the Offered Certificates will
                                 represent ownership of REMIC regular interests.

ERISA ELIGIBILITY:               The Offered Certificates are expected to be
                                 ERISA eligible. Prospective investors should
                                 review with their legal advisors whether the
                                 purchase and holding of any of the Offered
                                 Certificates could give rise to a transaction
                                 prohibited or not otherwise permissible under
                                 ERISA or other similar laws.

SMMEA TREATMENT:                 The Senior Certificates and the Class M-1
                                 Certificates will be "mortgage related
                                 securities" for purposes of the Secondary
                                 Mortgage Market Enhancement Act of 1984.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MANA 2007-F1

CLEAN-UP CALL:                   The terms of the transaction allow for an
                                 optional termination after an auction of the
                                 trust's assets and retirement of the
                                 Certificates on the date (the "Clean-Up Call
                                 Date") on which the aggregate principal balance
                                 of the Mortgage Loans is equal to 10% or less
                                 of the aggregate principal balance of the
                                 Mortgage Loans as of the Cut-off Date.

PRICING PREPAYMENT SPEED:        The Offered Certificates will be priced to a
                                 prepayment speed of 100% PPC. (For the Group 1
                                 Mortgage Loans, 6% CPR in month 1 building
                                 linearly, to 20% CPR in month 12 and
                                 thereafter. For the Group 2 Mortgage Loans, 8%
                                 CPR in month 1, building linearly, to 24% CPR
                                 in month 12 and thereafter.)

MORTGAGE LOANS:                  The trust will consist of two groups of
                                 approximately 1,836 fixed rate, Alt-A mortgage
                                 loans secured by first liens on one- to
                                 four-family residential properties. The
                                 information on the Mortgage Loans described
                                 herein is based on a pool of Mortgage Loans
                                 with an approximate aggregate principal balance
                                 of $463,325,392 as of February 1, 2007. The
                                 Cut-off date of the Mortgage Loans will be
                                 March 1, 2007 and therefore the aggregate
                                 principal balance of the Mortgage Loans will be
                                 reduced by payments received on or prior to
                                 March 1, 2007.

                                 Approximately 0.07%, 22.15% and 4.35% of the
                                 Mortgage Loans are scheduled to pay interest only for the first fifteen, ten, and five years, respectively. After such fifteen-year, ten-year and five-year interest-only term, the Mortgage Loans are scheduled to balloon or amortize on a 5-year, 10-year, 20-year and 25-year fully amortizing basis. All Mortgage
                                 Loans were generally originated in accordance with the related underwriting guidelines specified in the prospectus supplement.

GROUP 1                          As of February 1, 2007, the Group 1 Mortgage
MORTGAGE LOANS:                  Loans have an aggregate principal balance of
                                 approximately $88,750,877, which equals
                                 approximately 19.16% of the Mortgage Loans.

                                 Approximately 0.38%, 17.04%, and 5.37% of the
                                 Group 1 Mortgage Loans are scheduled to pay interest only for the first fifteen, ten, and five years, respectively. After such fifteen-year, ten-year and five-year interest-only term, Group 1 Mortgage Loans are scheduled to balloon in the case of the 15-year interest only period mortgage loans or amortize on a 5-year or 10- year fully amortizing basis.

GROUP 2                          As of February 1, 2007, the Group 2 Mortgage
MORTGAGE LOANS:                  Loans have an aggregate principal balance of
                                 approximately $374,574,515, which equals
                                 approximately 80.84% of the Mortgage Loans.

                                 Approximately 23.26% and 4.11% of the Group 2
                                 Mortgage Loans are scheduled to pay interest only for the first ten and five years, respectively. After such ten-year and five-year interest-only term, the Group 2 Mortgage Loans are scheduled to amortize on a 20-year and 25-year fully amortizing basis, respectively.

DELAY DAYS:                      The delay days for the Class 1-A1, Class 1-A2,
                                 Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A6,
                                 Class 2-A9, Class 2-A10, Class PO-1, Class
                                 IO-1, Class PO-2, Class IO-2, Class M-1, Class
                                 M-2, Class M-3, Class B-1, Class B-2 and Class
                                 B-3 Certificates will be 24 days. The delay
                                 days for the Class 2-A4, Class 2-A5, Class 2-A7
                                 and Class 2-A8 Certificates will be 0 days.

ACCRUAL PERIOD:                  The interest accrual period for the
                                 Certificates for each Distribution Date will be
                                 the calendar month immediately preceding the
                                 month in which the Distribution Date occurs on
                                 a 30/360 basis.

ACCRUED INTEREST:                Assuming a Closing Date of March 23, 2007, the
                                 Certificates, except the Class 2-A4, Class
                                 2-A5, Class 2-A7 and Class 2-A8 Certificates,
                                 will settle with [22] days of accrued interest.
                                 The Class 2-A4, Class 2-A5, Class 2-A7 and
                                 Class 2-A8 Certificates will settle with 0 days
                                 of accrued interest.


    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MANA 2007-F1

GROUP 1 DISCOUNT                 The Group 1 Mortgage Loans with a Net Mortgage
MORTGAGE LOAN:                   Rate less than 5.50%.

GROUP 2 DISCOUNT                 The Group 2 Mortgage Loans with a Net Mortgage
MORTGAGE LOAN:                   Rate less than 6.00%.

GROUP 1 PREMIUM                  The Group 1 Mortgage Loans with a Net Mortgage
MORTGAGE LOAN:                   Rate greater than 6.00%.

GROUP 2 PREMIUM                  The Group 2 Mortgage Loans with a Net Mortgage
MORTGAGE LOAN:                   Rate greater than 6.25%.

NET MORTGAGE RATE:               With respect to any Mortgage Loan, the mortgage
                                 rate thereon minus the sum of (i) the
                                 applicable servicing fee rate and (ii) the
                                 applicable mortgage insurance rate, if any.

PO PERCENTAGE:                   For each Group 1 Discount Mortgage Loan on any
                                 Distribution Date, the percentage equivalent of
                                 a fraction, the numerator of which is 5.50%
                                 minus the Net Mortgage Rate for such Discount
                                 Mortgage Loans and the denominator of which is
                                 5.50% (the "Group 1 PO Percentage"). For each
                                 Group 2 Discount Mortgage Loan on any
                                 Distribution Date, the percentage equivalent of
                                 a fraction, the numerator of which is 6.00%
                                 minus the Net Mortgage Rate for such Discount
                                 Mortgage Loans and the denominator of which is
                                 6.00% (the "Group 2 PO Percentage").

INTEREST RATES:                  The Class 1-A1 Certificates will accrue
                                 interest at a fixed rate of 5.50%. The Class
                                 1-A2 Certificates will accrue interest at a
                                 fixed rate of 6.00%. The Class 2-A1, Class
                                 2-A2, Class 2-A3, Class 2-A6, Class 2-A9 and
                                 Class 2-A10 Certificates will accrue interest
                                 at a fixed rate of 6.00%. The Class 2-A4
                                 Certificates will accrue interest at a
                                 variable rate of LIBOR + 0.32%, subject to a
                                 minimum of 0.32% and a maximum rate of 7.00%.
                                 The Class 2-A5 will accrue interest at a rate
                                 of 6.68% minus LIBOR, subject to a minimum
                                 rate of 0.00%. The Class 2-A7 will accrue
                                 interest at a variable rate of LIBOR + 0.55%,
                                 subject to a minimum of 0.55% and a maximum
                                 rate of 9.50%. The Class 2-A7 will be entitled
                                 to the benefit of a cap corridor having a
                                 strike rate of 5.45% at the lower collar and
                                 8.95% at the upper collar and a notional
                                 balance as set forth on schedule on page [13].
                                 To the extent that the interest rate on the
                                 Class 2-A7 Certificates exceeds 6.00%, the
                                 excess over 6.00% will not be payable from
                                 payments on the Mortgage Loans and will be
                                 payable solely from amounts payable under the
                                 cap corridor and received from the cap
                                 counterparty. The Class 2-A8 Certificates will
                                 accrue interest at a rate of 5.45% minus
                                 LIBOR, subject to a minimum rate of 0.00%.

                                 The Class M-1, Class M-2, Class M-3, Class B-1,
                                 Class B-2 and Class B-3 Certificates will each accrue an interest rate equal to the weighted average of the remittance rates of the four subgroups based upon the subordinated amount of each subgroup.

                                 The Class IO-1 Certificates will accrue
                                 interest at a fixed rate of 6.00%. The notional balance will be equal to (1) the product of (a) the weighted average of the net mortgage rates of the Group 1 Premium Mortgage Loans minus
                                 6.00% and (b) the principal balance of the Group 1 Premium Mortgage Loans divided by (2)
                                 6.00%.

                                 The Class IO-2 Certificates will accrue
                                 interest at a fixed rate of 6.25%. The notional balance will be equal to (1) the product of (a) the weighted average of the net mortgage rates of the Group 2 Premium Mortgage Loans minus
                                 6.25% and (b) the principal balance of the Group 2 Premium Mortgage Loans divided by (2)
                                 6.25%.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MANA 2007-F1

                                 The Class PO-1 and Class PO-2 Certificates shall not be entitled to received any distributions of interest.

NON-PO PRINCIPAL                 On any Distribution Date, the sum of (1) the
DISTRIBUTION AMOUNT:             product of (a) the Senior Percentage and (b)
                                 the Non-PO Percentage of scheduled principal
                                 collections and (2) the product of (a) the
                                 Senior Prepayment Percentage and (b) the Non-PO
                                 Percentage of unscheduled principal
                                 collections.

SUBORDINATE                      On any Distribution Date, the sum of (1) the
PRINCIPAL DISTRIBUTION           product of (a) the Subordinate Percentage and
AMOUNT:                          (b) the Non-PO Percentage of scheduled
                                 principal collections and (2) the product of
                                 (a) the Subordinate Prepayment Percentage and
                                 (b) the Non-PO Percentage of unscheduled
                                 principal collections.

GROUP 1                          On any Distribution Date, the percentage
SENIOR PERCENTAGE:               equivalent of a fraction, the numerator of
                                 which is the sum of the certificate principal
                                 balance of the Group 1 Senior Certificates
                                 (other than the Class PO -1 Certificates)
                                 immediately prior to that Distribution Date,
                                 and the denominator of which is the aggregate
                                 of (1) the principal balance of each Mortgage
                                 Loan multiplied by (2) the applicable Non-PO
                                 Percentage immediately prior to that
                                 Distribution Date.

GROUP 2                          On any Distribution Date, the percentage
SENIOR PERCENTAGE:               equivalent of a fraction, the numerator of
                                 which is the sum of the certificate principal
                                 balance of the Group 2 Senior Certificates
                                 (other than the Class PO-2 Certificates)
                                 immediately prior to that Distribution Date,
                                 and the denominator of which is the aggregate
                                 of (1) the principal balance of each Mortgage
                                 Loan multiplied by (2) the applicable Non-PO
                                 Percentage immediately prior to that
                                 Distribution Date.

SUBORDINATE                      On any Distribution Date, 100% minus the Senior
PERCENTAGE:                      Percentage on such Distribution Date.

CLASS 2-A3 PRIORITY              On any Distribution Date, the product of (x)
AMOUNT:                          Class 2-A3 Lockout Percentage (y) Class 2-A3
                                 Priority Percentage and (z) sum of the related
                                 Non-PO Percentage of the senior scheduled and
                                 unscheduled principal collections in each loan
                                 in Subgroup 3

CLASS 2-A3                       On any Distribution Date occurring during the 5
LOCKOUT PERCENTAGE:              years beginning with the first distribution
                                 date will equal 0%. Thereafter, the Class 2-A3
                                 percentage for any date after the 5th
                                 anniversary of the distribution date will be as
                                 follows:

                                 For any distribution for the first year
                                 thereafter 30%; for any distribution for the second year thereafter 40%; for any distribution for the third year thereafter 60%;
                                 and for any distribution for the fourth year thereafter 80%; for any distribution for the fifth year thereafter 100%.

CLASS 2-A3                       On any Distribution Date, will equal the
PRIORITY PERCENTAGE:             percentage equivalent of the fraction which the
                                 numerator is the Class 2-A3 Certificate balance
                                 immediately prior to such Distribution Date and
                                 the denominator of which is equal to the
                                 aggregate of class certificate balance of the
                                 Class 2-A1, Class 2-A2 and Class 2-A3
                                 Certificates immediately prior to such
                                 distribution date.

CLASS 2-A10 PRIORITY             On any Distribution Date, the product of (x)
AMOUNT:                          Class 2-A10 Lockout Percentage (y) Class 2-A10
                                 Priority Percentage and (z) sum of the related
                                 Non-PO Percentage of the senior scheduled and
                                 unscheduled principal collections in each loan
                                 in Subgroup 4 times 75.00%

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MANA 2007-F1

CLASS 2-A10                      On any Distribution Date occurring during the 5
LOCKOUT PERCENTAGE:              years beginning with the first distribution
                                 date will equal 0%. Thereafter, the Class 2-A10
                                 percentage for any date after the 5th
                                 anniversary of the distribution date will be as
                                 follows:

                                 For any distribution for the first year
                                 thereafter 30%; for any distribution for the second year thereafter 40%; for any distribution for the third year thereafter 60%;
                                 for any distribution for the fourth year thereafter 80%; and for any distribution for the fifth year thereafter 100%.

CLASS 2-A10                      On any Distribution Date, will equal the
PRIORITY PERCENTAGE:             percentage equivalent of the fraction which the
                                 numerator is the Class 2-A10 Certificate
                                 balance immediately prior to such Distribution
                                 Date and the denominator of which is equal to
                                 the aggregate of class certificate balance of
                                 the Class 2-A6, Class 2-A7, Class 2-A9 and
                                 Class 2-A10 Certificates immediately prior to
                                 such distribution date.

GROUP 1 CLASS PO                 On any Distribution Date, the sum of (1) the
PRINCIPAL DISTRIBUTION           Group 1 PO Percentage of scheduled principal
AMOUNT:                          collections in respect of Group 1 Discount
                                 Mortgage Loans and (2) the Group 1 PO
                                 Percentage of unscheduled principal collections
                                 in respect of Group 1 Discount Mortgage Loans.

GROUP 2 CLASS PO                 On any Distribution Date, the sum of (1) the
PRINCIPAL DISTRIBUTION           Group 2 PO Percentage of scheduled principal
AMOUNT:                          collections in respect of Group 2 Discount
                                 Mortgage Loans and (2) the Group 2 PO
                                 Percentage of unscheduled principal collections
                                 in respect of Group 2 Discount Mortgage Loans.

NON-PO PERCENTAGE:               For each Group 1 Discount Mortgage Loan on any
                                 Distribution Date, the percentage equivalent of
                                 a fraction, the numerator of which is the
                                 applicable Net Mortgage Rate for such Discount
                                 Mortgage Loans and the denominator of which is
                                 5.50%. For any Non-Discount Mortgage Loan on
                                 any Distribution Date, 100%.

                                 For each Group 2 Discount Mortgage Loan on any
                                 Distribution Date, the percentage equivalent of a fraction, the numerator of which is the applicable Net Mortgage Rate for such Discount
                                 Mortgage Loans and the denominator of which is 6.00%. For any Non-Discount Mortgage Loan on any Distribution Date, 100%.

SENIOR PREPAYMENT                On any Distribution Date, the sum of (1) the
PERCENTAGE:                      Senior Percentage and (2) the product of (a)
                                 100% minus the Prepayment Shift Percentage for
                                 such Distribution Date multiplied by (b) the
                                 Subordinate Percentage for such Distribution
                                 Date.

SUBORDINATE                      On any Distribution Date, 100% minus the Senior
PREPAYMENT PERCENTAGE:           Prepayment Percentage for such loan group.

SHIFTING INTEREST:               For any Distribution Date occurring during the
                                 five years beginning on the first Distribution
                                 Date, the Mezzanine Certificates and
                                 Subordinate Certificates will be locked out
                                 from receipt of all unscheduled principal
                                 (unless the Senior Certificates are paid down
                                 to zero). After such time and subject to
                                 standard collateral performance triggers (to be
                                 described in the prospectus supplement), the
                                 Mezzanine Certificates and Subordinate
                                 Certificates will receive an increasing portion
                                 of unscheduled principal prepayments.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MANA 2007-F1

                                 The prepayment percentages on the Mezzanine
                                 Certificates and Subordinate Certificates are as follows:

                                 DISTRIBUTION DATES        PREPAYMENT SHIFT PERCENTAGE
                                 ------------------        ---------------------------
                                 April 2007 - March 2012   0% Pro Rata Share
                                 April 2012 - March 2013   30% Pro Rata Share
                                 April 2013 - March 2014   40% Pro Rata Share
                                 April 2014 - March 2015   60% Pro Rata Share
                                 April 2015 - March 2016   80% Pro Rata Share
                                 April 2016 and after      100% Pro Rata Share

                                 Any principal not allocated to the Mezzanine
                                 Certificates and Subordinate Certificates will be allocated to the Senior Certificates (except that the Class IO-1 Certificates and Class IO-2
                                 Certificates will receive no principal).

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MANA 2007-F1

ALLOCATION OF                    Any realized losses (other then the PO
REALIZED LOSSES:                 Percentage of such realized losses) on the
                                 Mortgage Loans will be allocated as follows:
                                 first, to the Subordinate Certificates in
                                 reverse order of their numerical Class
                                 designations, in each case until the respective
                                 certificate principal balance has been reduced
                                 to zero; second, to the Mezzanine Certificates
                                 in reverse order of their numerical Class
                                 designations, in each case until the respective
                                 certificate principal balance has been reduced
                                 to zero; and third to the related Senior
                                 Certificates (other than the Class PO-1, Class
                                 PO-2, Class IO-1 and Class IO-2 Certificates)
                                 prorata based on outstanding principal balance
                                 until the certificate principal balance has
                                 been reduced to zero. The Class PO-1 and Class
                                 PO-2 Certificates will be reimbursed for any
                                 realized losses allocated to such class from
                                 amounts payable to the Mezzanine and
                                 Subordinate Certificates.

SUBGROUPS RELATING               Solely for purposes of allocating principal
TO THE MORTGAGE POOL             distributions and losses with respect to
                                 principal among the Group 1 Senior
                                 Certificates, the Group 1 Mortgage Loans will
                                 be divided into two separate subgroups,
                                 "Subgroup 1 Mortgage Loans" and "Subgroup 2
                                 Mortgage Loans." The Class 1-A1 Certificates
                                 will generally receive payments of principal
                                 from collections of principal on the Subgroup 1
                                 Mortgage Loans. The Class 1-A2 Certificates
                                 will generally receive payments of principal
                                 from collections of principal on the Subgroup 2
                                 Mortgage Loans.

                                 Subgroup 1 will include 100% of Group 1
                                 Discount Loans.

                                 A portion of the principal balance of each Group 1 Mortgage Loan with a Net Mortgage Rate greater than or equal to 5.50% and less than or equal to 6.00% will be allocated to Subgroup 1 and Subgroup 2 as follows:

                                                                               (Net Mortgage Rate - 5.50%)
                                 portion allocable = principal balance x ( 1 - --------------------------- )
                                   to Subgroup 1                                          0.50%

                                                                         (Net Mortgage Rate - 5.50%)
                                 portion allocable = principal balance x --------------------------- )
                                   to Subgroup 2                                     0.50%

                                 Solely for purposes of allocating principal distributions and losses with respect to principal among the Group 2 Senior
                                 Certificates, the Group 2 Mortgage Loans will be divided into two separate subgroups, "Subgroup 3 Mortgage Loans" and "Subgroup 4
                                 Mortgage Loans." The Class 2-A1, Class 2-A2 and
                                 Class 2-A3 Certificates will generally receive payments of principal from collections of principal on the Subgroup 3 Mortgage Loans. The
                                 Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7,
                                 Class 2-A8, Class 2-A9 and Class 2-A10
                                 Certificates will generally receive payments of principal from collections of principal on the Subgroup 4 Mortgage Loans.

                                 Subgroup 3 will include 100% of Group 2
                                 Discount Loans.

                                 A portion of the principal balance of each Group 2 Mortgage Loan with a Net Mortgage Rate greater than or equal to 6.00% and less than or equal to 6.25% will be allocated to Subgroup 3 and Subgroup 4 as follows:

                                                                               (Net Mortgage Rate - 6.00%)
                                 portion allocable = principal balance x ( 1 - --------------------------- )
                                   to Subgroup 3                                           0.25%

                                                                         (Net Mortgage Rate - 6.00%)
                                 portion allocable = principal balance x --------------------------- )
                                   to Subgroup 4                                     0.25%

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MANA 2007-F1

CERTIFICATES' PRIORITY OF        Distributions on the Certificates will be made
DISTRIBUTIONS:                   on each Distribution Date from available
                                 interest and principal collections received
                                 during the related due period on the Mortgage
                                 Loans in the following order of priority:

                                 Concurrently A and B, then C:

                                 A.   Concurrently as follows:

                                      1)

                                           i.   To the Class 1-A1 Certificates,
                                                accrued and unpaid interest at
                                                the respective Interest Rate;

                                           ii.  To the Class PO-1 Certificates
                                                the Class PO-1 Principal
                                                Distribution Amount

                                           iii. To the Class 1-A1 Certificates,
                                                until its certificate principal
                                                balances is reduced to zero, the
                                                Non-PO-1 Principal Distribution
                                                Amount attributable to Subgroup
                                                1.

                                      2)

                                           i.   To the Class 1-A2 and Class IO-1
                                                Certificates, accrued and unpaid
                                                interest at the respective
                                                Interest Rate;

                                           ii.  To the Class 1-A2 Certificates,
                                                until its certificate principal
                                                balances is reduced to zero, the
                                                Non-PO Principal Distribution
                                                Amount attributable to to
                                                Subgroup 2..

                                 B.

                                      1)

                                           i.   To the Class 2-A1, Class 2-A2
                                                and Class 2-A3 Certificates
                                                accrued and unpaid interest at
                                                the respective Interest Rate;

                                           ii.  To the Class PO-2 Certificates
                                                the Class PO-2 Principal
                                                Distribution Amount

                                           iii. To the Class 2-A1, Class 2-A2
                                                and Class 2-A3 Certificates, the
                                                Non-PO Principal Distribution
                                                Amount attributable to Subgroup
                                                3, sequentially as follows,:

                                                a.   Beginning on the
                                                     Distribution Date on [April
                                                     2012], the Class 2-A3
                                                     Priority Amount to the
                                                     Class 2-A3 Certificates;

                                                b.   The Class 2-A1 Certificates
                                                     until its balance has been
                                                     reduced to zero.

                                                c.   The Class 2-A2 Certificates
                                                     until its balance has been
                                                     reduced to zero.

                                                d.   To the Class 2-A3
                                                     Certificates until its
                                                     balance has been reduced to
                                                     zero.

                                      2)

                                           i.   To the Class 2-A4, Class 2-A5,
                                                Class 2-A6, Class 2-A7, Class
                                                2-A8, Class 2-A9, Class 2-A10
                                                and Class IO-2 Certificates,p
                                                accrued and unpaid interest at
                                                the respective Interest Rate;

                                           ii.  To the Class 2-A4, Class 2-A6,
                                                Class 2-A7, Class 2-A9 and Class
                                                2-A10 certificates, the Non-PO
                                                Principal Distribution Amount
                                                attributable to Subgroup 4
                                                sequentially as follows:

                                                a.   Approximately [25.000]% to
                                                     the Class 2A4 Certificates
                                                     until reduced to zero

                                                b.   Approximately [75.000]%
                                                     sequentially as follows:

                                                     1.   Beginning on the
                                                          Distribution Date on
                                                          [April 2012], the
                                                          Class 2-A10 Priority
                                                          Amount to the Class
                                                          2-A10 Certificates;

                                                     2.   To the Class 2-A6
                                                          Certificates at a
                                                          fixed rate of $850,000
                                                          for as long as the
                                                          Class 2-A7 remains
                                                          outstanding, until its
                                                          balance has been
                                                          reduced to zero.

                                                     3.   To the Class 2-A7
                                                          Certificates until its
                                                          balance has been
                                                          reduced to zero.

                                                     4.   To the Class 2-A6
                                                          Certificates until its
                                                          balance has been
                                                          reduced to zero.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MANA 2007-F1

                                                     5.   To the Class 2-A9
                                                          Certificates until its
                                                          balance has been
                                                          reduced to zero.

                                                     6.   To the Class 2-A10
                                                          Certificates until its
                                                          balance has been
                                                          reduced to zero.

                                 C.   Sequentially to the Class M-1, Class M-2,
                                      Class M-3, Class B-1, Class B-2 and Class
                                      B-3 Certificates, in that order, in each case up to an amount equal to and in the following order, (i) first, accrued and unpaid interest at the respective Interest
                                      Rate and (ii) second, such Class' pro rata share of principal as described under "Shifting Interest" above, until their respective certificate principal balances are reduced to zero. The right of the Subordinate Certificates to receive distributions of principal will be subordinated to the right of the Senior
                                      Certificates to receive distributions of principal.

                                 On the Distribution Date after the Distribution
                                 Date on which the Subordinate Classes are reduced to zero, the Senior Certificates will pay on a pro rata basis from collections on the related mortgage group.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MANA 2007-F1

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS 2-A7 CERTIFICATES



                                             Lower
 Beginning       Ending        Balance       Collar     Upper
  Accrual        Accrual         ($)           (%)     Collar (%)
 ---------      ---------     ----------    -------    ----------
  03/23/07       04/25/07              0        N/A        N/A
  04/25/07       05/25/07     98,471,216      5.450      8.950
  05/25/07       06/25/07     96,573,504      5.450      8.950
  06/25/07       07/25/07     94,441,103      5.450      8.950
  07/25/07       08/25/07     92,081,820      5.450      8.950
  08/25/07       09/25/07     89,505,127      5.450      8.950
  09/25/07       10/25/07     86,728,204      5.450      8.950
  10/25/07       11/25/07     83,774,203      5.450      8.950
  11/25/07       12/25/07     80,694,871      5.450      8.950
  12/25/07       01/25/08     77,559,078      5.450      8.950
  01/25/08       02/25/08     74,447,413      5.450      8.950
  02/25/08       03/25/08     71,412,267      5.450      8.950
  03/25/08       04/25/08     68,452,178      5.450      8.950
  04/25/08       05/25/08     65,565,712      5.450      8.950
  05/25/08       06/25/08     62,751,461      5.450      8.950
  06/25/08       07/25/08     60,008,046      5.450      8.950
  07/25/08       08/25/08     57,334,113      5.450      8.950
  08/25/08       09/25/08     54,728,333      5.450      8.950
  09/25/08       10/25/08     52,189,404      5.450      8.950
  10/25/08       11/25/08     49,716,048      5.450      8.950
  11/25/08       12/25/08     47,307,010      5.450      8.950
  12/25/08       01/25/09     44,961,062      5.450      8.950
  01/25/09       02/25/09     42,676,997      5.450      8.950
  02/25/09       03/25/09     40,453,632      5.450      8.950
  03/25/09       04/25/09     38,289,805      5.450      8.950
  04/25/09       05/25/09     36,184,378      5.450      8.950


Beginning        Ending       Balance        Lower       Upper
 Accrual         Accrual        ($)        Collar (%)   Collar (%)
---------       --------     ----------    ----------   ----------
  05/25/09       06/25/09     34,136,234      5.450      8.950
  06/25/09       07/25/09     32,144,278      5.450      8.950
  07/25/09       08/25/09     30,207,434      5.450      8.950
  08/25/09       09/25/09     28,324,648      5.450      8.950
  09/25/09       10/25/09     26,494,886      5.450      8.950
  10/25/09       11/25/09     24,717,134      5.450      8.950
  11/25/09       12/25/09     22,990,396      5.450      8.950
  12/25/09       01/25/10     21,313,695      5.450      8.950
  01/25/10       02/25/10     19,686,075      5.450      8.950
  02/25/10       03/25/10     18,106,597      5.450      8.950
  03/25/10       04/25/10     16,574,338      5.450      8.950
  04/25/10       05/25/10     15,088,395      5.450      8.950
  05/25/10       06/25/10     13,647,881      5.450      8.950
  06/25/10       07/25/10     12,251,926      5.450      8.950
  07/25/10       08/25/10     10,899,678      5.450      8.950
  08/25/10       09/25/10      9,590,300      5.450      8.950
  09/25/10       10/25/10      8,322,971      5.450      8.950
  10/25/10       11/25/10      7,096,885      5.450      8.950
  11/25/10       12/25/10      5,911,253      5.450      8.950
  12/25/10       01/25/11      4,765,300      5.450      8.950
  01/25/11       02/25/11      3,658,267      5.450      8.950
  02/25/11       03/25/11      2,589,407      5.450      8.950
  03/25/11       04/25/11      1,557,990      5.450      8.950
  04/25/11       05/25/11        563,297      5.450      8.950
  05/25/11       06/25/11              0        N/A        N/A



    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MANA 2007-F1

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

                        GROUP I FIXED RATE MORTGAGE LOANS

                                                           ORIGINAL        REMAINING                                   ORIGINAL
                                                         AMORTIZATION    AMORTIZATION      ORIGINAL      REMAINING     MONTHS TO
                            NET    ORIGINAL  REMAINING       TERM            TERM       INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)       TERM           TERM        PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)        (MONTHS)       (MONTHS)    EXPIRATION
-------------  --------  --------  --------  ---------  --------------  --------------  -------------  -------------  ----------
   618,711.00    5.968     5.718      120       112           120             112              0              0            0
   100,858.00    6.375     6.125      120       113           120             113              0              0            0
   356,798.58    6.500     6.250      120       117           120             117              0              0            0
    51,006.18    7.500     7.250      120       114           120             114              0              0            0
    65,889.00    5.990     5.740      120       112           120             112              0              0           12
    87,052.00    5.990     5.740      120       112           120             112              0              0           36
   120,018.00    6.125     5.875      120       111           120             111              0              0           36
    99,825.00    6.250     6.000      120       112           120             112              0              0           36
    99,812.00    6.250     6.000      120       113           120             113              0              0           36
   390,158.36    5.250     5.000      180       175           180             175              0              0            0
 2,910,194.17    5.765     5.515      180       174           180             174              0              0            0
 8,011,721.44    5.957     5.707      180       173           180             173              0              0            0
 2,612,566.11    6.000     5.750      180       176           180             176              0              0            0
 6,285,401.81    6.125     5.875      180       177           180             177              0              0            0
 8,754,767.42    6.250     6.000      180       178           180             178              0              0            0
 8,821,683.01    6.375     6.125      180       175           180             175              0              0            0
 5,189,539.75    6.500     6.250      180       176           180             176              0              0            0
 3,163,322.32    6.628     6.378      180       176           180             176              0              0            0
 4,589,923.20    6.750     6.500      180       176           180             176              0              0            0
 3,412,482.04    6.886     6.636      180       176           180             176              0              0            0
 3,221,978.82    7.000     6.750      180       175           180             175              0              0            0
   143,098.53    7.125     6.875      180       176           180             176              0              0            0
   371,148.83    7.250     7.000      180       172           180             172              0              0            0
   471,854.42    7.375     7.125      180       175           180             175              0              0            0
   545,572.17    7.500     7.250      180       177           180             177              0              0            0
   205,676.90    7.625     7.375      180       173           180             173              0              0            0
   162,043.06    7.750     7.500      180       175           180             175              0              0            0
   197,082.25    7.891     7.641      180       171           180             171              0              0            0
   187,075.68    8.500     8.250      180       170           180             170              0              0            0
   140,274.27    5.875     5.625      180       170           180             170              0              0           12
   385,403.00    5.990     5.740      180       172           180             172              0              0           12
   111,115.44    6.125     5.875      180       170           180             170              0              0           12
   296,661.00    6.375     6.125      180       174           180             174              0              0           12
   169,994.00    6.750     6.500      180       170           180             170              0              0           12
   153,490.14    6.625     6.375      180       176           180             176              0              0           24
    72,997.00    5.625     5.375      180       172           180             172              0              0           36
   105,306.00    5.750     5.500      180       172           180             172              0              0           36
   445,924.00    5.965     5.715      180       171           180             171              0              0           36
 2,691,627.00    5.968     5.718      180       172           180             172              0              0           36
   195,025.00    5.990     5.740      180       172           180             172              0              0           36
    88,195.00    6.125     5.875      180       173           180             173              0              0           36
   192,468.25    6.500     6.250      180       176           180             176              0              0           36
    98,486.00    6.500     6.250      180       173           180             173              0              0           36
   112,837.00    6.625     6.375      180       172           180             172              0              0           36
   561,411.57    6.625     6.375      180       175           180             175              0              0           36
   521,411.72    6.750     6.500      180       170           180             170              0              0           36
   198,340.00    6.875     6.625      180       172           180             172              0              0           36
   102,981.00    6.990     6.740      180       173           180             173              0              0           36
   156,498.00    6.990     6.740      180       171           180             171              0              0           36
   194,833.00    6.953     6.703      180       172           180             172              0              0           36

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MANA 2007-F1

                     GROUP I FIXED RATE MORTGAGE LOANS CONT.

   139,360.00    7.125     6.875      180       171           180             171              0              0           36
    88,021.00    7.500     7.250      180       171           180             171              0              0           36
    64,217.05    7.750     7.500      180       176           180             176              0              0           36
   347,662.80    6.375     6.125      180       176            60              60            120            116            0
   803,070.00    6.500     6.250      180       175            60              60            120            115            0
   306,400.00    6.625     6.375      180       175            60              60            120            115            0
   387,998.49    6.750     6.500      180       175            60              60            120            115            0
   738,100.00    6.875     6.625      180       174            60              60            120            114            0
   835,434.46    7.000     6.750      180       175            60              60            120            115            0
   464,000.00    7.125     6.875      180       175            60              60            120            115            0
 1,257,515.50    7.250     7.000      180       175            60              60            120            115            0
   978,160.00    7.375     7.125      180       175            60              60            120            115            0
   416,000.00    7.500     7.250      180       175            60              60            120            115            0
   723,200.00    7.625     7.375      180       175            60              60            120            115            0
 1,172,495.35    7.750     7.500      180       175            60              60            120            115            0
 2,543,600.00    7.940     7.690      180       175            60              60            120            115            0
   800,000.00    8.000     7.750      180       175            60              60            120            115            0
   608,000.00    8.125     7.875      180       175            60              60            120            115            0
   452,000.00    8.375     8.125      180       175            60              60            120            115            0
   248,000.00    8.500     8.250      180       174            60              60            120            114            0
   488,000.00    9.125     8.875      180       175            60              60            120            115            0
   601,981.55    6.625     6.375      180       176            60              60            120            116           12
   227,999.00    6.750     6.500      180       176            60              60            120            116           36
   111,499.45    7.125     6.875      180       176            60              60            120            116           36
   608,000.00    8.375     8.125      180       172            60              60            120            112           36
   334,979.27    6.375     6.125      180       175             0               0            180            175            0
   280,000.00    6.500     6.250      180       174           120             120             60             54            0
   403,992.00    6.750     6.500      180       176           120             120             60             56            0
   283,456.84    7.125     6.875      180       176           120             120             60             56            0
   515,836.06    7.625     7.375      180       174           120             120             60             54            0
   247,920.00    7.750     7.500      180       175           120             120             60             55            0
 1,672,239.89    7.893     7.643      180       175           120             120             60             55            0
 1,171,200.00    8.500     8.250      180       174           120             120             60             54            0
   188,000.00    9.250     9.000      180       175           120             120             60             55            0

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MANA 2007-F1

                   GROUP II FIXED RATE MORTGAGE LOANS

                                                           ORIGINAL        REMAINING                                   ORIGINAL
                                                         AMORTIZATION    AMORTIZATION      ORIGINAL      REMAINING     MONTHS TO
                            NET    ORIGINAL  REMAINING       TERM            TERM       INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)       TERM           TERM        PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)        (MONTHS)       (MONTHS)    EXPIRATION
-------------  --------  --------  --------  ---------  --------------  --------------  -------------  -------------  ----------
   551,869.00    6.375     6.125      240       235           240             235              0              0            0
   189,662.00    6.500     6.250      240       233           240             233              0              0            0
   381,176.00    6.750     6.500      240       235           240             235              0              0            0
   273,687.00    6.875     6.625      240       235           240             235              0              0            0
    98,873.00    7.250     7.000      240       233           240             233              0              0            0
   188,658.68    7.500     7.250      240       238           240             238              0              0            0
    52,907.18    7.750     7.500      240       238           240             238              0              0            0
    85,658.00    6.500     6.250      240       230           240             230              0              0           36
   314,627.00    6.625     6.375      240       233           240             233              0              0           36
   136,619.00    6.750     6.500      240       234           240             234              0              0           36
   107,015.00    6.875     6.625      240       233           240             233              0              0           36
   182,935.00    6.990     6.740      240       233           240             233              0              0           36
   343,523.00    7.125     6.875      240       233           240             233              0              0           36
    83,983.00    6.000     5.750      300       293           300             293              0              0            0
   215,559.00    6.375     6.125      300       293           300             293              0              0            0
   220,983.00    6.625     6.375      300       294           300             294              0              0            0
    87,300.00    6.750     6.500      300       293           300             293              0              0            0
   205,415.00    7.250     7.000      300       293           300             293              0              0            0
   258,780.00    6.375     6.125      300       293           300             293              0              0           36
   101,036.00    6.750     6.500      300       293           300             293              0              0           36
   135,995.00    7.250     7.000      300       293           300             293              0              0           36
   103,760.00    7.375     7.125      300       293           300             293              0              0           36
   120,852.00    7.875     7.625      300       293           300             293              0              0           36
   127,059.00    5.500     5.250      360       352           360             352              0              0            0
   522,728.00    5.750     5.500      360       352           360             352              0              0            0
 5,494,150.63    5.961     5.711      360       353           360             353              0              0            0
 4,878,806.95    6.000     5.750      360       358           360             358              0              0            0
 9,022,870.81    6.125     5.875      360       358           360             358              0              0            0
12,070,114.17    6.250     6.000      360       358           360             358              0              0            0
20,887,192.51    6.375     6.125      360       357           360             357              0              0            0
18,424,649.75    6.500     6.250      360       357           360             357              0              0            0
18,479,868.27    6.625     6.375      360       358           360             358              0              0            0
21,750,453.67    6.750     6.500      360       358           360             358              0              0            0
27,565,949.61    6.883     6.633      360       357           360             357              0              0            0
10,726,019.96    7.000     6.750      360       358           360             358              0              0            0
11,518,540.85    7.125     6.875      360       356           360             356              0              0            0
 9,284,410.49    7.250     7.000      360       357           360             357              0              0            0
 8,086,719.37    7.375     7.125      360       357           360             357              0              0            0
 8,114,983.25    7.500     7.250      360       356           360             356              0              0            0
 3,470,684.62    7.625     7.375      360       358           360             358              0              0            0
 7,405,754.86    7.750     7.500      360       358           360             358              0              0            0
 2,944,911.72    7.890     7.640      360       355           360             355              0              0            0
   537,490.42    8.000     7.750      360       357           360             357              0              0            0
    75,746.00    8.990     8.740      360       353           360             353              0              0            0
   407,777.00    9.000     8.750      360       351           360             351              0              0            0
   288,855.00    9.375     9.125      360       353           360             353              0              0            0
   372,246.00    5.800     5.550      360       352           360             352              0              0           12
   133,763.63    5.990     5.740      360       350           360             350              0              0           12
   558,510.00    5.990     5.740      360       350           360             350              0              0           12
   566,029.00    6.125     5.875      360       350           360             350              0              0           12
   688,634.00    6.250     6.000      360       351           360             351              0              0           12
   223,084.00    6.375     6.125      360       350           360             350              0              0           12

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MANA 2007-F1

                    GROUP II FIXED RATE MORTGAGE LOANS CONT.

   320,723.00    6.375     6.125      360       352           360             352              0              0           12
   719,445.00    6.500     6.250      360       352           360             352              0              0           12
   188,980.17    6.625     6.375      360       354           360             354              0              0           12
   238,493.00    6.625     6.375      360       352           360             352              0              0           12
   199,827.80    6.750     6.500      360       357           360             357              0              0           12
   198,952.00    6.750     6.500      360       353           360             353              0              0           12
   126,107.13    6.875     6.625      360       356           360             356              0              0           12
   472,921.18    6.875     6.625      360       355           360             355              0              0           12
   680,249.00    6.990     6.740      360       353           360             353              0              0           12
   217,520.00    7.000     6.750      360       357           360             357              0              0           12
   232,417.23    7.000     6.750      360       356           360             356              0              0           12
   234,023.99    7.125     6.875      360       356           360             356              0              0           12
   367,055.00    7.125     6.875      360       350           360             350              0              0           12
   267,237.57    7.250     7.000      360       356           360             356              0              0           12
 1,202,258.13    7.250     7.000      360       356           360             356              0              0           12
   358,289.00    7.250     7.000      360       353           360             353              0              0           12
   115,153.94    7.375     7.125      360       356           360             356              0              0           12
   839,422.49    7.375     7.125      360       356           360             356              0              0           12
   342,596.38    7.500     7.250      360       356           360             356              0              0           12
    95,166.00    7.500     7.250      360       353           360             353              0              0           12
   419,425.78    7.625     7.375      360       355           360             355              0              0           12
   299,401.93    7.750     7.500      360       356           360             356              0              0           12
   460,479.00    7.750     7.500      360       350           360             350              0              0           12
   118,419.88    7.875     7.625      360       354           360             354              0              0           12
    87,041.00    7.990     7.740      360       353           360             353              0              0           12
   289,575.56    6.125     5.875      360       356           360             356              0              0           24
   409,627.35    6.375     6.125      360       356           360             356              0              0           24
   101,342.45    6.875     6.625      360       356           360             356              0              0           24
   195,677.73    7.000     6.750      360       356           360             356              0              0           24
 1,214,981.38    7.125     6.875      360       355           360             355              0              0           24
 1,297,510.83    7.250     7.000      360       356           360             356              0              0           24
   447,934.95    7.375     7.125      360       356           360             356              0              0           24
    80,593.18    7.500     7.250      360       356           360             356              0              0           24
   172,412.84    7.500     7.250      360       355           360             355              0              0           24
   167,742.00    5.750     5.500      360       352           360             352              0              0           36
   446,869.00    5.990     5.740      360       350           360             350              0              0           36
 1,396,349.00    5.990     5.740      360       352           360             352              0              0           36
   172,803.88    6.000     5.750      360       356           360             356              0              0           36
   485,162.00    6.125     5.875      360       350           360             350              0              0           36
   249,914.37    6.125     5.875      360       350           360             350              0              0           36
   681,580.00    6.125     5.875      360       351           360             351              0              0           36
   427,107.00    6.250     6.000      360       351           360             351              0              0           36
   534,266.54    6.250     6.000      360       354           360             354              0              0           36
   213,052.00    6.375     6.125      360       351           360             351              0              0           36
 3,933,922.74    6.375     6.125      360       354           360             354              0              0           36
   488,172.82    6.500     6.250      360       353           360             353              0              0           36
   338,146.19    6.500     6.250      360       355           360             355              0              0           36
 3,423,053.87    6.500     6.250      360       354           360             354              0              0           36
 2,977,338.84    6.630     6.380      360       354           360             354              0              0           36
   345,522.92    6.750     6.500      360       353           360             353              0              0           36
   209,979.00    6.750     6.500      360       355           360             355              0              0           36
    70,020.00    6.750     6.500      360       353           360             353              0              0           36
 5,662,174.94    6.750     6.500      360       355           360             355              0              0           36
   854,392.03    6.961     6.711      360       351           360             351              0              0           36
   490,963.22    6.900     6.650      360       352           360             352              0              0           36
   324,350.35    6.875     6.625      360       356           360             356              0              0           36
    66,989.00    6.990     6.740      360       350           360             350              0              0           36
    88,426.00    6.990     6.740      360       350           360             350              0              0           36

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MANA 2007-F1

                    GROUP II FIXED RATE MORTGAGE LOANS CONT.

 4,501,929.09    6.894     6.644      360       355           360             355              0              0           36
    68,646.00    6.875     6.625      360       353           360             353              0              0           36
   139,769.81    7.000     6.750      360       357           360             357              0              0           36
   111,017.16    7.000     6.750      360       356           360             356              0              0           36
 1,022,670.54    7.025     6.775      360       354           360             354              0              0           36
   598,399.65    7.125     6.875      360       352           360             352              0              0           36
   202,985.48    7.125     6.875      360       355           360             355              0              0           36
    67,002.00    7.125     6.875      360       350           360             350              0              0           36
   102,832.00    7.125     6.875      360       353           360             353              0              0           36
 4,052,461.70    7.127     6.877      360       354           360             354              0              0           36
   244,808.00    7.150     6.900      360       353           360             353              0              0           36
   211,346.21    7.250     7.000      360       354           360             354              0              0           36
   206,712.15    7.250     7.000      360       356           360             356              0              0           36
 5,683,598.42    7.250     7.000      360       355           360             355              0              0           36
   181,680.00    7.250     7.000      360       353           360             353              0              0           36
   252,472.75    7.375     7.125      360       353           360             353              0              0           36
 2,306,080.41    7.375     7.125      360       355           360             355              0              0           36
   123,444.00    7.375     7.125      360       354           360             354              0              0           36
   246,798.88    7.500     7.250      360       352           360             352              0              0           36
   530,803.70    7.500     7.250      360       354           360             354              0              0           36
   318,798.00    7.500     7.250      360       354           360             354              0              0           36
   495,248.73    7.625     7.375      360       355           360             355              0              0           36
   129,960.99    7.625     7.375      360       356           360             356              0              0           36
   777,689.45    7.640     7.390      360       353           360             353              0              0           36
   108,809.59    7.750     7.500      360       354           360             354              0              0           36
    88,224.86    7.750     7.500      360       356           360             356              0              0           36
   336,482.07    7.750     7.500      360       354           360             354              0              0           36
   112,018.00    7.875     7.625      360       353           360             353              0              0           36
   252,507.00    7.875     7.625      360       350           360             350              0              0           36
   469,896.00    7.875     7.625      360       353           360             353              0              0           36
   103,340.14    8.000     7.750      360       356           360             356              0              0           36
    74,050.28    8.000     7.750      360       357           360             357              0              0           36
    92,915.92    8.125     7.875      360       355           360             355              0              0           36
    81,628.00    8.125     7.875      360       353           360             353              0              0           36
   139,597.00    8.375     8.125      360       354           360             354              0              0           36
   140,062.00    8.375     8.125      360       353           360             353              0              0           36
   109,893.00    8.625     8.375      360       353           360             353              0              0           36
   868,583.00    6.625     6.375      360       355           360             355              0              0           60
   189,999.97    5.875     5.625      360       360           240             240            120            120            0
   568,000.00    6.000     5.750      360       359           240             240            120            119            0
   964,000.00    6.125     5.875      360       359           240             240            120            119            0
 3,365,503.05    6.250     6.000      360       357           240             240            120            117            0
 2,971,301.55    6.375     6.125      360       357           240             240            120            117            0
 6,042,795.91    6.500     6.250      360       356           240             240            120            116            0
10,938,751.55    6.625     6.375      360       357           240             240            120            117            0
10,496,904.43    6.750     6.500      360       356           240             240            120            116            0
11,068,182.07    6.886     6.636      360       356           240             240            120            116            0
11,003,100.00    7.000     6.750      360       355           240             240            120            115            0
 3,214,650.42    7.125     6.875      360       355           240             240            120            115            0
 4,673,986.23    7.250     7.000      360       356           240             240            120            116            0
 3,349,977.00    7.375     7.125      360       355           240             240            120            115            0
 4,089,711.00    7.500     7.250      360       355           240             240            120            115            0
 2,906,325.09    7.625     7.375      360       356           240             240            120            116            0
 1,325,500.00    7.750     7.500      360       357           240             240            120            117            0
 2,131,750.00    7.875     7.625      360       357           240             240            120            117            0
   285,000.00    8.250     8.000      360       355           240             240            120            115            0
   629,892.88    7.125     6.875      360       356           240             240            120            116           12
   228,000.00    7.000     6.750      360       356           240             240            120            116           24

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MANA 2007-F1

                    GROUP II FIXED RATE MORTGAGE LOANS CONT.

   497,250.00    6.250     6.000      360       355           240             240            120            115           36
   200,720.00    6.500     6.250      360       356           240             240            120            116           36
   450,000.00    6.500     6.250      360       356           240             240            120            116           36
   284,000.00    6.500     6.250      360       356           240             240            120            116           36
   335,433.00    6.625     6.375      360       352           240             240            120            112           36
   696,973.30    6.625     6.375      360       356           240             240            120            116           36
   221,900.00    6.750     6.500      360       356           240             240            120            116           36
   156,000.00    6.875     6.625      360       354           240             240            120            114           36
   188,000.00    6.875     6.625      360       356           240             240            120            116           36
   611,999.00    7.000     6.750      360       356           240             240            120            116           36
   213,727.78    7.125     6.875      360       356           240             240            120            116           36
   217,600.00    7.250     7.000      360       356           240             240            120            116           36
   424,720.00    7.375     7.125      360       356           240             240            120            116           36
   685,556.00    7.625     7.375      360       356           240             240            120            116           36
   168,000.00    7.625     7.375      360       356           240             240            120            116           36
   111,055.00    7.750     7.500      360       356           240             240            120            116           36
   216,450.00    5.875     5.625      360       356           240             240            120            116           60
   119,200.00    6.375     6.125      360       356           240             240            120            116           60
   223,920.00    6.375     6.125      360       356           240             240            120            116           60
   502,209.00    6.500     6.250      360       356           240             240            120            116           60
   545,500.00    6.625     6.375      360       356           240             240            120            116           60
   219,787.00    5.990     5.740      360       352           300             300             60             52            0
   354,890.00    6.125     5.875      360       351           300             300             60             51            0
   300,171.00    6.250     6.000      360       350           300             300             60             50            0
   663,537.00    6.375     6.125      360       351           300             300             60             51            0
   951,735.00    6.750     6.500      360       355           300             300             60             55            0
 1,543,935.00    6.909     6.659      360       354           300             300             60             54            0
   256,000.00    7.000     6.750      360       356           300             300             60             56            0
   518,849.94    7.125     6.875      360       353           300             300             60             53            0
   384,000.00    7.250     7.000      360       356           300             300             60             56            0
   971,095.00    7.375     7.125      360       355           300             300             60             55            0
   161,000.00    7.500     7.250      360       353           300             300             60             53            0
   280,000.00    7.750     7.500      360       357           300             300             60             57            0
    66,700.00    9.800     9.550      360       350           300             300             60             50            0
   323,200.00    6.625     6.375      360       356           300             300             60             56           12
   358,400.00    7.125     6.875      360       356           300             300             60             56           12
   368,000.00    7.250     7.000      360       356           300             300             60             56           12
   544,000.00    7.375     7.125      360       356           300             300             60             56           12
   255,200.00    6.875     6.625      360       356           300             300             60             56           24
   636,400.00    6.250     6.000      360       352           300             300             60             52           36
 1,761,711.00    6.500     6.250      360       353           300             300             60             53           36
   390,000.00    6.750     6.500      360       356           300             300             60             56           36
   967,680.00    6.918     6.668      360       353           300             300             60             53           36
   689,755.73    7.000     6.750      360       356           300             300             60             56           36
   272,187.00    7.125     6.875      360       350           300             300             60             50           36
   697,719.00    7.250     7.000      360       355           300             300             60             55           36
   865,955.33    7.375     7.125      360       356           300             300             60             56           36
   575,465.08    7.625     7.375      360       356           300             300             60             56           36

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)       FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
                           AGGREGATE COLLATERAL SUMMARY

Total Current Balance:                         $463,325,392
Total Number Of Loans:                                 1836


                                  Average or
                              Weighted Average (1)       Minimum            Maximum
Current Balance                 $   252,355.88      $    36,290.00      $ 2,122,629.10
Original Balance                $   253,552.65      $    39,900.00      $ 2,150,000.00

Loan Rate                                6.803%              5.250%              9.800%
Servicing Fee                            0.250%              0.250%              0.250%
Net Loan Rate                            6.553%              5.000%              9.550%

Original LTV                             70.66%               6.49%              95.00%
Original CLTV                            76.02%               6.98%             100.00%

Credit Score (3)                           718                 593                 819

Original Term (MOS)                        324                 120                 360
Remaining Term (MOS)                       320                 111                 360
Seasoning (Mos)                              4                   0                  14

IO Original Term (2)                       110                  60                 180
IO Remaining Term (2)                      106                  50                 175

Top State Concentrations (1)         CA(24.02%),FL(12.40%),NJ(9.76%),NY(6.68%),VA(6.47%)

First Pay Date                                             01/01/2006          03/01/2007
Maturity Date                                              05/01/2016          02/01/2037

(1) Based on current balances.
(2) For Interest-Only loans.
(3) For loans with Credit Scores.


                                                                              A1
Recipients should read the information contained in the 'Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
ALL RECORDS



                                              % of Aggregate
                                                   Principal
                                   Aggregate         Balance             Weighted       Average   Weighted  Weighted
                   Number of       Principal     Outstanding   Weighted   Average     Principal    Average   Average        Percent
                    Mortgage         Balance       as of the    Average    Credit       Balance   Original  Original           Full
Product Type           Loans     Outstanding    Cut-off Date     Coupon     Score   Outstanding        LTV      CLTV  Documentation
Fixed - 10 Year           19    1,599,969.76            0.35      6.210       724        84,209      52.88     52.98          69.20
Fixed - 15 Year          370   87,150,907.39           18.81      6.651       715       235,543      65.17     70.29          24.84
Fixed - 20 Year           17    2,907,209.86            0.63      6.801       733       171,012      76.27     77.14          71.66
Fixed - 25 Year           11    1,533,663.00            0.33      6.817       736       139,424      75.12     75.18          89.98
Fixed - 30 Year        1,419  370,133,642.41           79.89      6.841       719       260,841      71.96     77.46          35.75
Total:                 1,836  463,325,392.42          100.00      6.803       718       252,356      70.66     76.02          34.22

                                                 % of Aggregate
                                                      Principal
                                       Aggregate        Balance            Weighted      Average   Weighted  Weighted
                       Number of       Principal    Outstanding  Weighted   Average    Principal    Average   Average        Percent
                        Mortgage         Balance      as of the   Average    Credit      Balance   Original  Original           Full
Amortization Type          Loans     Outstanding   Cut-off Date    Coupon     Score  Outstanding        LTV      CLTV  Documentation
Interest Only                363  123,107,657.97          26.57     7.018       721      339,140      74.93     85.27          43.43
Principal and Interest     1,473  340,217,734.45          73.43     6.725       717      230,969      69.11     72.67          30.89
Total:                     1,836  463,325,392.42         100.00     6.803       718      252,356      70.66     76.02          34.22

                                                                % of
                                                           Aggregate
                                                           Principal
                                             Aggregate       Balance            Weighted      Average  Weighted  Weighted   Percent
                             Number of       Principal   Outstanding  Weighted   Average    Principal   Average   Average      Full
Cut-off Stated                Mortgage         Balance     as of the   Average    Credit      Balance  Original  Original  Documen-
Principal Balances               Loans     Outstanding  Cut-off Date    Coupon     Score  Outstanding       LTV      CLTV    tation
0.01 to 100,000.00                 269   20,933,856.49          4.52     6.755       724       77,821     68.27     71.42     50.64
100,000.01 to 200,000.00           657   96,182,128.96         20.76     6.819       713      146,396     70.49     74.87     41.68
200,000.01 to 300,000.00           378   92,400,792.80         19.94     6.791       713      244,447     72.16     77.83     37.19
300,000.01 to 400,000.00           227   79,016,191.00         17.05     6.799       710      348,089     72.58     79.26     35.65
400,000.01 to 500,000.00           134   59,505,432.67         12.84     6.817       727      444,070     71.03     76.29     27.30
500,000.01 to 600,000.00            97   52,932,485.04         11.42     6.712       727      545,696     70.38     76.36     27.87
600,000.01 to 700,000.00            31   20,450,230.82          4.41     6.818       734      659,685     71.90     76.67     32.74
700,000.01 to 800,000.00            16   12,152,309.63          2.62     6.946       733      759,519     71.05     77.47     19.15
800,000.01 to 900,000.00            10    8,570,697.01          1.85     6.802       710      857,070     61.27     63.50      9.64
900,000.01 to 1,000,000.00           7    6,827,224.70          1.47     6.817       738      975,318     65.69     72.80     14.62
1,100,000.01 to 1,200,000.00         4    4,678,322.72          1.01     6.813       738    1,169,581     65.60     75.75     74.35
1,200,000.01 to 1,300,000.00         3    3,883,091.48          0.84     6.876       728    1,294,364     54.76     56.43      0.00
1,500,000.01 to 2,000,000.00         2    3,670,000.00          0.79     7.339       720    1,835,000     64.77     69.54      0.00
2,000,000.01 to 2,500,000.00         1    2,122,629.10          0.46     7.000       659    2,122,629     51.19     51.19      0.00
Total:                           1,836  463,325,392.42        100.00     6.803       718      252,356     70.66     76.02     34.22



                                              % of Aggregate
                                                   Principal
                                    Aggregate        Balance            Weighted      Average   Weighted  Weighted
                   Number of        Principal    Outstanding  Weighted   Average    Principal    Average   Average        Percent
Current             Mortgage          Balance      as of the   Average    Credit      Balance   Original  Original           Full
Mortgage Rates         Loans      Outstanding   Cut-off Date    Coupon     Score  Outstanding        LTV      CLTV  Documentation
5.001 to 5.250             1       390,158.36           0.08     5.250       810      390,158      42.81     42.81         100.00
5.251 to 5.500             1       127,059.00           0.03     5.500       717      127,059      80.00    100.00         100.00
5.501 to 5.750            15     3,094,992.80           0.67     5.747       737      206,333      69.84     70.55          63.27
5.751 to 6.000           163    30,669,886.25           6.62     5.968       739      188,159      60.45     62.33          52.44
6.001 to 6.250           171    46,692,602.17          10.08     6.199       730      273,056      58.36     61.51          21.26
6.251 to 6.500           318    80,724,198.35          17.42     6.437       724      253,850      66.34     69.21          35.90
6.501 to 6.750           310    88,533,092.88          19.11     6.692       721      285,591      68.81     74.64          37.79
6.751 to 7.000           305    84,119,659.61          18.16     6.928       719      275,802      72.84     78.95          34.75
7.001 to 7.250           227    52,658,865.25          11.37     7.189       708      231,977      79.20     87.39          39.01
7.251 to 7.500           156    35,322,870.92           7.62     7.430       705      226,429      79.96     88.19          31.90
7.501 to 7.750           105    23,188,358.65           5.00     7.691       696      220,842      82.01     87.75          17.65
7.751 to 8.000            44    12,165,198.58           2.63     7.911       687      276,482      80.38     88.48          14.76
8.001 to 8.250             5     1,067,543.92           0.23     8.158       717      213,509      86.07     95.52           7.65
8.251 to 8.500             8     2,945,934.68           0.64     8.443       662      368,242      81.59     93.21           4.75
8.501 to 8.750             1       109,893.00           0.02     8.625       685      109,893      95.00     95.00         100.00
8.751 to 9.000             2       483,523.00           0.10     8.998       645      241,762      81.54     89.97          15.67
9.001 to 9.250             2       676,000.00           0.15     9.160       671      338,000      80.00     95.00           0.00
9.251 to 9.500             1       288,855.00           0.06     9.375       681      288,855      95.00     95.00         100.00
9.751 to 10.000            1        66,700.00           0.01     9.800       683       66,700      35.90     35.90           0.00
Total:                 1,836   463,325,392.42         100.00     6.803       718      252,356      70.66     76.02          34.22

                                                                              A2
Recipients should read the information contained in the 'Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
ALL RECORDS

                                              % of Aggregate
                                                   Principal
                                    Aggregate        Balance            Weighted      Average   Weighted  Weighted
                   Number of        Principal    Outstanding  Weighted   Average    Principal    Average   Average        Percent
                    Mortgage          Balance      as of the   Average    Credit      Balance   Original  Original           Full
Remaining Term         Loans      Outstanding   Cut-off Date    Coupon     Score  Outstanding        LTV      CLTV  Documentation
109 to 120                19     1,599,969.76           0.35     6.210       724       84,209      52.88     52.98          69.20
157 to 168                 3     1,038,011.16           0.22     6.354       751      346,004      78.39     81.16          34.08
169 to 180               367    86,112,896.23          18.59     6.655       715      234,640      65.01     70.16          24.72
229 to 240                17     2,907,209.86           0.63     6.801       733      171,012      76.27     77.14          71.66
289 to 300                11     1,533,663.00           0.33     6.817       736      139,424      75.12     75.18          89.98
337 to 348                 2       451,728.24           0.10     6.707       718      225,864      80.95     80.95         100.00
349 to 360             1,417   369,681,914.17          79.79     6.841       719      260,891      71.95     77.45          35.67
Total:                 1,836   463,325,392.42         100.00     6.803       718      252,356      70.66     76.02          34.22

                                                % of Aggregate
                                                     Principal
                                      Aggregate        Balance            Weighted      Average   Weighted  Weighted
Original            Number of         Principal    Outstanding  Weighted   Average    Principal    Average   Average        Percent
Loan-to-Value        Mortgage           Balance      as of the   Average    Credit      Balance   Original  Original           Full
Ratios                  Loans       Outstanding   Cut-off Date    Coupon     Score  Outstanding        LTV      CLTV  Documentation
0.01 to 10.00               1         58,185.00           0.01     5.750       765       58,185       6.49      6.98         100.00
10.01 to 20.00             17      2,388,625.21           0.52     6.348       739      140,507      16.04     16.32          11.45
20.01 to 30.00             47      7,266,902.52           1.57     6.394       743      154,615      25.10     27.95          15.11
30.01 to 40.00             78     15,330,862.09           3.31     6.449       729      196,550      35,49     36.39          18.90
40.01 to 50.00            116     29,266,946.52           6.32     6.479       728      252,301      45.71     46.54          24.28
50.01 to 60.00            203     62,190,731.54          13.42     6.534       715      306,358      56.28     58.81          12.62
60.01 to 70.00            205     62,303,602.70          13.45     6.607       723      303,920      66.30     69.24          26.13
70.01 to 75.00            116     32,269,770.06           6.96     6.705       722      278,188      73.33     76.58          45.18
75.01 to 80.00            762    198,844,716.94          42.92     6.951       716      260,951      79.64     89.52          38.86
80.01 to 85.00             47      9,628,864.57           2.08     7.050       701      204,869      83.82     83.85          39.72
85.01 to 90.00            147     27,865,227.85           6.01     7.154       710      189,559      89.29     89.66          60.37
90.01 to 95.00             97     15,910,957.42           3.43     7.400       716      164,030      94.71     94.81          65.96
Total:                  1,836    463,325,392.42         100.00     6.803       718      252,356      70.66     76.02          34.22


                                                 % of Aggregate
                                                      Principal
                                      Aggregate         Balance            Weighted      Average   Weighted  Weighted
                    Number of         Principal     Outstanding  Weighted   Average    Principal    Average   Average        Percent
                     Mortgage           Balance       as of the   Average    Credit      Balance   Original  Original           Full
Credit Scores           Loans       Outstanding    Cut-off Date    Coupon     Score  Outstanding        LTV      CLTV  Documentation
<=0                         3        822,146.99            0.18     7.207         0      274,049      74.49     74.49          78.76
576 to 600                  1        183,451.28            0.04     6.250       593      183,451      58.99     58.99           0.00
601 to 625                 22      4,526,588.17            0.98     7.012       623      205,754      69.32     71.84           9.64
626 to 650                115     29,575,485.05            6.38     7.147       638      257,178      72.43     78.27          11.80
651 to 675                153     38,742,220.07            8.36     6.909       663      253,217      69.32     72.96          10.06
676 to 700                438    108,407,885.19           23.40     6.929       688      247,507      72.37     78.23          34.38
701 to 725                366     82,006,012.82           17.70     6.812       713      224,060      73.11     79.86          40.44
726 to 750                291     75,138,122.88           16.22     6.669       737      258,207      70.21     76.21          39.94
751 to 775                234     63,841,882.49           13.78     6.679       761      272,829      71.07     75.89          34.83
776 to 800                165     46,496,468.82           10.04     6.647       787      281,797      65.03     68.68          39.79
801 to 825                 48     13,585,128.66            2.93     6.455       808      283,024      62.25     65.26          65.41
Total:                  1,836    463,325,392.42          100.00     6.803       718      252,356      70.66     76.02          34.22


                                                                              A3
Recipients should read the information contained in the 'Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
ALL RECORDS

                                                 % of Aggregate
                                                      Principal
                                      Aggregate         Balance            Weighted      Average   Weighted  Weighted
                      Number of       Principal     Outstanding  Weighted   Average    Principal    Average   Average        Percent
                       Mortgage         Balance       as of the   Average    Credit      Balance   Original  Original           Full
Geographic Area           Loans     Outstanding    Cut-off Date    Coupon     Score  Outstanding        LTV      CLTV  Documentation
Alabama                      21    3,085,324.26            0.67     6.771       723      146,920      82.76     85.54          59.88
Alaska                        7    1,381,373.77            0.30     6.971       687      197,339      78.68     81.91          29.79
Arizona                      48   11,059,102.17            2.39     6.764       700      230,398      70.64     73.56          31.98
Arkansas                      7      726,194.74            0.16     7.237       724      103,742      84.47     84.49          63.59
California                  327  111,312,225.63           24.02     6.731       717      340,404      64.42     68.82          13.69
Colorado                     26    5,973,730.72            1.29     7.041       720      229,759      69.53     76.54          13.91
Connecticut                  28    8,231,947.79            1.78     6.868       716      293,998      71.88     75.55          47.58
Delaware                      7    1,594,788.18            0.34     7.150       713      227,827      82.04     88.69          32.95
District of Columbia          7    2,411,292.58            0.52     6.604       716      344,470      65.32     71.58          14.10
Florida                     245   57,473,915.45           12.40     6.822       710      234,587      70.15     75.10          19.83
Georgia                      60   11,128,025.66            2.40     6.736       714      185,467      77.27     85.82          46.52
Hawaii                       11    2,807,491.14            0.61     6.860       728      255,226      69.60     70.65          57.68
Idaho                         3      404,650.06            0.09     6.533       728      134,883      63.07     85.47          55.61
Illinois                     56   10,696,536.06            2.31     7.152       712      191,010      75.06     80.24          23.74
Indiana                      10    1,125,154.40            0.24     6.968       721      112,515      83.07     86.57          82.96
Iowa                          7      709,946.56            0.15     6.824       719      101,421      85.31     85.40          71.02
Kansas                       10    1,271,436.37            0.27     6.705       716      127,144      76.35     78.18          42.45
Kentucky                      3      320,712.08            0.07     6.915       743      106,904      73.72     78.90          57.94
Louisiana                    12    2,069,067.51            0.45     7.145       692      172,422      85.23     96.37          14.66
Maine                        12    2,171,676.78            0.47     6.727       704      180,973      72.97     73.01          46.61
Maryland                     75   21,921,334.88            4.73     6.780       728      292,284      74.29     82.66          64.70
Massachusetts                37   10,258,812.28            2.21     6.839       712      277,265      73.17     77.57          23.82
Michigan                     27    4,329,086.58            0.93     6.791       729      160,337      77.37     82.15          54.53
Minnesota                    16    3,273,428.85            0.71     6.723       742      204,589      77.70     80.11          72.40
Mississippi                   7      860,786.12            0.19     7.063       718      122,969      83.25     86.12          34.61
Missouri                     19    2,521,470.71            0.54     6.966       713      132,709      78.61     85.86          39.25
Montana                       2      237,313.32            0.05     7.447       724      118,657      82.86     82.86           0.00
Nebraska                      7      860,419.39            0.19     7.134       701      122,917      82.99     93.65          39.75
Nevada                       20    5,103,128.96            1.10     6.675       710      255,156      66.32     68.46          40.76
New Hampshire                 8    1,954,238.44            0.42     6.365       716      244,280      68.06     72.69          16.79
New Jersey                  127   45,236,325.27            9.76     6.877       719      356,192      69.19     75.98          43.52
New Mexico                    7    1,453,330.38            0.31     7.063       724      207,619      73.99     81.42          35.89
New York                    101   30,947,989.92            6.68     6.743       720      306,416      66.50     71.49          29.97
North Carolina               44    9,625,875.00            2.08     6.668       730      218,770      74.20     82.88          28.46
North Dakota                  1      149,175.00            0.03     6.500       750      149,175      79.70     79.70           0.00
Ohio                         51    6,863,078.08            1.48     6.803       717      134,570      82.38     83.09          71.18
Oklahoma                     16    1,824,431.21            0.39     7.081       709      114,027      81.99     90.01          63.66
Oregon                        9    1,748,209.05            0.38     6.442       729      194,245      72.78     80.67          54.04
Pennsylvania                 74   12,800,003.13            2.76     6.776       720      172,973      74.98     79.63          57.42
Rhode Island                 11    2,473,794.66            0.53     6.793       722      224,890      73.98     75.74          42.33
South Carolina               23    4,121,329.60            0.89     6.565       724      179,188      66.15     69.34          17.16
South Dakota                  2      253,473.76            0.05     7.810       724      126,737      94.27     94.49          47.68
Tennessee                    17    1,948,038.04            0.42     6.953       711      114,590      81.75     83.73          50.53
Texas                        92   15,762,622.52            3.40     6.877       701      171,333      77.18     84.03          36.81
Utah                          5      977,427.60            0.21     6.972       723      195,486      74.04     88.08          38.08
Vermont                       4      525,102.37            0.11     6.928       765      131,276      60.64     60.78          76.23
Virginia                     82   29,960,700.75            6.47     6.793       743      365,374      73.57     81.71          65.27
Washington                   25    6,662,181.33            1.44     6.715       718      266,487      79.45     82.38          63.76
Wisconsin                    19    2,563,505.31            0.55     7.539       701      134,921      83.09     86.12          64.56
Wyoming                       1      154,188.00            0.03     6.750       681      154,188      66.24     66.48         100.00
Total:                    1,836  463,325,392.42          100.00     6.803       718      252,356      70.66     76.02          34.22

                                                 % of Aggregate
                                                      Principal
                                      Aggregate         Balance            Weighted      Average   Weighted  Weighted
                      Number of       Principal     Outstanding  Weighted   Average    Principal    Average   Average        Percent
                       Mortgage         Balance       as of the   Average    Credit      Balance   Original  Original           Full
Occupancy Type            Loans     Outstanding    Cut-off Date    Coupon     Score  Outstanding        LTV      CLTV  Documentation
Primary                   1,475  380,689,890.72           82.16     6.788       717      258,095      71.89     78.03          38.96
Investment                  298   60,979,877.54           13.16     6.895       724      204,630      65.66     67.23          11.63
Second Home                  63   21,655,624.16            4.67     6.798       721      343,740      63.10     65.41          14.48
Total:                    1,836  463,325,392.42          100.00     6.803       718      252,356      70.66     76.02          34.22

                                                                              A4
Recipients should read the information contained in the 'Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
ALL RECORDS

                                                 % of Aggregate
                                                      Principal
                                      Aggregate         Balance            Weighted      Average   Weighted  Weighted
                      Number of       Principal     Outstanding  Weighted   Average    Principal    Average   Average        Percent
                       Mortgage         Balance       as of the   Average    Credit      Balance   Original  Original           Full
Property Type             Loans     Outstanding    Cut-off Date    Coupon     Score  Outstanding        LTV      CLTV  Documentation
Single Family Residence   1,293  316,047,100.40           68.21     6.786       716      244,429      70.95     75.70          36.41
PUD                         241   70,909,190.31           15.30     6.783       723      294,229      71.79     79.78          37.34
2-4 Family                  158   45,311,341.99            9.78     6.970       717      286,781      67.83     72.02          11.19
Condominium                 141   30,171,961.50            6.51     6.775       725      213,986      68.95     76.12          37.43
Townhouse                     2      625,798.22            0.14     6.548       734      312,899      79.01     89.50         100.00
Vacant Land                   1      260,000.00            0.06     7.625       761      260,000      80.00     80.00           0.00
Total:                    1,836  463,325,392.42          100.00     6.803       718      252,356      70.66     76.02          34.22

                                                 % of Aggregate
                                                      Principal
                                      Aggregate         Balance            Weighted      Average   Weighted  Weighted
                      Number of       Principal     Outstanding  Weighted   Average    Principal    Average   Average        Percent
                       Mortgage         Balance       as of the   Average    Credit      Balance   Original  Original           Full
Loan Purpose              Loans     Outstanding    Cut-off Date    Coupon     Score  Outstanding        LTV      CLTV  Documentation
Purchase                    600  162,061,810.68           34.98     7.011       725      270,103      77.48     88.20          40.17
Refinance - Rate Term       262   68,584,930.99           14.80     6.737       718      261,775      67.48     71.85          28.16
Refinance - Cashout         974  232,678,650.75           50.22     6.677       713      238,890      66.84     68.76          31.86
Total:                    1,836  463,325,392.42          100.00     6.803       718      252,356      70.66     76.02          34.22

                                                  % of Aggregate
                                                       Principal
                                       Aggregate         Balance            Weighted      Average  Weighted  Weighted
                       Number of       Principal     Outstanding  Weighted   Average    Principal   Average   Average        Percent
                        Mortgage         Balance       as of the   Average    Credit      Balance  Original  Original           Full
Wachovia Documentation     Loans     Outstanding    Cut-off Date    Coupon     Score  Outstanding       LTV      CLTV  Documentation
Full                          34    8,549,156.70            1.85     6.596       721      251,446     70.59     79.56         100.00
Limited                        2      279,000.00            0.06     6.375       687      139,500     79.06     92.25           0.00
1 Paystub & 2 W2's            19    4,357,751.82            0.94     6.949       684      229,355     77.78     85.96           0.00
1 Paystub, W2 or 1040          1       54,150.00            0.01     7.125       655       54,150     95.00     95.00           0.00
2Yr 1040 and/or
 Business Records              3    1,512,796.99            0.33     6.802       721      504,266     70.77     72.83           0.00
No Income No Assets           34    9,163,667.50            1.98     6.843       714      269,520     61.27     65.04           0.00
No Income No Assets
 No Employment               127   27,100,275.93            5.85     6.798       718      213,388     57.89     58.68           0.00
No Income Verified
 Assets                       80   25,100,581.58            5.42     6.642       717      313,757     64.72     67.63           0.00
No Ratio                      37   12,355,645.44            2.67     6.972       709      333,936     68.41     71.12           0.00
Stated Income Stated
 Assets                      107   28,309,931.60            6.11     6.665       704      264,579     60.79     64.29           0.00
Stated Income
 Verified Assets             215   59,796,228.59           12.91     6.753       713      278,122     69.48     73.90           0.00
Written Verification
 of Employment                 1      148,236.15            0.03     7.750       770      148,236     90.00     90.00           0.00
Total:                       660  176,727,422.30           38.14     6.748       712      267,769     65.44     69.09           4.84

                                                   % of Aggregate
                                                        Principal
                                        Aggregate         Balance            Weighted      Average  Weighted  Weighted
                         Number of      Principal     Outstanding  Weighted   Average    Principal   Average   Average       Percent
                          Mortgage        Balance       as of the   Average    Credit      Balance  Original  Original          Full
Ameriquest Documentation     Loans    Outstanding    Cut-off Date    Coupon     Score  Outstanding       LTV      CLTV Documentation
Full                           487  84,560,757.34           18.25     6.698       724      173,636     75.54     77.81        100.00
Stated                         239  56,647,048.87           12.23     6.979       718      237,017     76.49     84.15          0.00
Limited                         36   7,199,672.02            1.55     6.521       719      199,991     73.61     75.66          0.00
Reduced                          2     946,867.00            0.20     7.161       689      473,434     80.00    100.00          0.00
Stated Income Stated
 Assets                          4   1,319,370.30            0.28     7.313       707      329,843     80.00    100.00          0.00
Total:                         768 150,673,715.53           32.52     6.803       721      196,190     75.87     80.42         56.12

                                                  % of Aggregate
                                                       Principal
                                       Aggregate         Balance            Weighted      Average  Weighted  Weighted
                       Number of       Principal     Outstanding  Weighted   Average    Principal   Average   Average       Percent
                        Mortgage         Balance       as of the   Average    Credit      Balance  Original  Original          Full
Indymac Documentation      Loans     Outstanding    Cut-off Date    Coupon     Score  Outstanding       LTV      CLTV Documentation
Full                          34    7,575,620.43            1.64     6.427       725      222,812     70.32     74.10        100.00
No Documentation              49    9,569,122.40            2.07     6.518       710      195,288     50.05     51.11          0.00
No Income No Assets           13    3,938,627.67            0.85     6.409       704      302,971     60.48     60.48          0.00
No Ratio                      20    9,082,471.53            1.96     6.832       697      454,124     67.09     73.93          0.00
Reduced                       89   29,950,433.49            6.46     7.061       704      336,522     71.27     80.91          0.00
Stated Income Stated
 Assets                        1      134,254.55            0.03     6.375       681      134,255     36.80     36.80          0.00
Total:                       206   60,250,530.07           13.00     6.816       707      292,478     66.37     72.83         12.57

                                                                              A5
Recipients should read the information contained in the 'Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
ALL RECORDS


                                                      % of Aggregate
                                                           Principal
                                           Aggregate         Balance            Weighted      Average   Weighted  Weighted   Percent
                           Number of       Principal     Outstanding  Weighted   Average    Principal    Average   Average      Full
Documentation -             Mortgage         Balance       as of the   Average    Credit      Balance   Original  Original  Documen-
All Others                     Loans     Outstanding    Cut-off Date    Coupon     Score  Outstanding        LTV      CLTV    tation
Full                             165   57,860,801.16           12.49     6.855       739      350,672      77.01     87.57    100.00
Stated                             1      263,198.00            0.06     6.875       765      263,198      80.00     95.00      0.00
No Income No Assets                7    5,342,470.00            1.15     7.356       701      763,210      65.40     66.62      0.00
No Income Verified Assets          2    1,058,179.00            0.23     6.950       730      529,090      78.47     93.34      0.00
No Ratio                           2      759,718.36            0.16     7.220       665      379,859      80.00     80.00      0.00
Stated Income Stated
Assets                             8    3,925,050.00            0.85     7.203       703      490,631      72.03     84.08      0.00
Stated Income Verified
Assets                            17    6,464,308.00            1.40     6.921       745      380,253      75.61     87.65      0.00
Total:                           202   75,673,724.52           16.33     6.920       734      374,622      75.87     85.95     76.46

                                                                              A6
Recipients should read the information contained in the 'Important Notices' section following the cover page of this Free Writing Prospectus.

                            FREE WRITING PROSPECTUS FOR
                            MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
(MERRILL LYNCH LOGO)        GROUP I SUMMARY


Total Current Balance:                                       $88,750,877
Total Number of Loans:                                               389

                                     Average or
                                 Weighted Average (1)         Minimum                 Maximum
Current Balance                    $   228,151.36         $    36,290.00         $ 2,122,629.10
Original Balance                   $   230,895.55         $    39,900.00         $ 2,150,000.00

Loan Rate                                   6.643%                 5.250%                 9.250%
Servicing Fee                               0.250%                 0.250%                 0.250%
Net Loan Rate                               6.393%                 5.000%                 9.000%

Original LTV                                64.95%                  6.49%                 95.00%
Original CLTV                               69.98%                  6.98%                100.00%

Credit Score (3)                              715                    620                    817

Original Term (mos)                           179                    120                    180
Remaining Term (mos)                          174                    111                    180
Seasoning (mos)                                 5                      0                     14

IO Original Term (2)                          107                     60                    180
IO Remaining Term (2)                         102                     51                    175

Top State Concentrations (1)                CA(38.83%),FL(9.84%),NY(9.29%),NJ(6.33%),TX(4.11%)

First Pay Date                                                  01/01/2006               03/01/2007
Maturity Date                                                   05/01/2016               02/01/2022


(1)  Based on current balances.
(2)  For Interest-Only loans.
(3)  For loans with Credit Scores.

                                                                              A7
Recipients should read the information contained in the 'Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
GROUP 1



                                                 % of Aggregate
                                                      Principal
                                    Aggregate           Balance            Weighted      Average   Weighted  Weighted
                    Number of       Principal       Outstanding  Weighted   Average    Principal    Average   Average        Percent
                     Mortgage         Balance         as of the   Average    Credit      Balance   Original  Original           Full
Product Type            Loans     Outstanding      Cut-off Date    Coupon     Score  Outstanding        LTV      CLTV  Documentation
Fixed - 10 Year            19    1,599,969.76              1.80     6.210       724       84,209      52.88     52.98          69.20
Fixed - 15 Year           370   87,150,907.39             98.20     6.651       715      235,543      65.17     70.29          24.84
Total:                    389   88,750,877.15            100.00     6.643       715      228,151      64.95     69.98          25.64


                                                 % of Aggregate
                                                      Principal
                                    Aggregate           Balance            Weighted      Average   Weighted  Weighted
                    Number of       Principal       Outstanding  Weighted   Average    Principal    Average   Average        Percent
                     Mortgage         Balance         as of the   Average    Credit      Balance   Original  Original           Full
Amortization Type       Loans     Outstanding      Cut-off Date    Coupon     Score  Outstanding        LTV      CLTV  Documentation
Interest Only              56   20,216,740.66             22.78     7.574       692      361,013      77.89     93.04           3.93
Principal and
Interest                  333   68,534,136.49             77.22     6.369       722      205,808      61.13     63.17          32.04
Total:                    389   88,750,877.15            100.00     6.643       715      228,151      64.95     69.98          25.64


                                                                % of
                                                           Aggregate
                                                           Principal
                                             Aggregate       Balance            Weighted      Average   Weighted  Weighted   Percent
                             Number of       Principal   Outstanding  Weighted   Average    Principal    Average   Average      Full
Cut-off Stated                Mortgage         Balance     as of the   Average    Credit      Balance   Original  Original  Documen-
Principal Balances               Loans     Outstanding  Cut-off Date    Coupon     Score  Outstanding        LTV      CLTV    tation
0.01 to 100,000.00                 107    8,142,832.14          9.17     6.351       728       76,101      57.53     60.19     59.29
100,000.01 to 200,000.00           133   18,946,298.21         21.35     6.480       716      142,453      61.85     64.63     43.81
200,000.01 to 300,000.00            53   12,790,156.54         14.41     6.570       701      241,324      63.12     67.51     27.13
300,000.01 to 400,000.00            33   11,930,049.00         13.44     6.864       705      361,517      70.32     80.02     15.11
400,000.01 to 500,000.00            24   10,771,342.16         12.14     6.876       720      448,806      68.62     77.99      4.36
500,000.01 to 600,000.00            23   12,511,392.24         14.10     6.480       735      543,974      70.52     74.88     22.00
600,000.01 to 700,000.00             8    5,258,854.27          5.93     6.718       729      657,357      65.22     67.80      0.00
700,000.01 to 800,000.00             5    3,864,330.29          4.35     7.135       710      772,866      70.86     79.01      0.00
1,100,000.01 to 1,200,000.00         1    1,129,901.72          1.27     6.750       679    1,129,902      70.00     70.00    100.00
1,200,000.01 to 1,300,000.00         1    1,283,091.48          1.45     6.750       728    1,283,091      40.00     40.00      0.00
2,000,000.01 to 2,500,000.00         1    2,122,629.10          2.39     7.000       659    2,122,629      51.19     51.19      0.00
Total:                             389   88,750,877.15        100.00     6.643       715      228,151      64.95     69.98     25.64


                                                 % of Aggregate
                                                      Principal
                                    Aggregate           Balance            Weighted      Average   Weighted  Weighted
                    Number of       Principal       Outstanding  Weighted   Average    Principal    Average   Average        Percent
Current              Mortgage         Balance         as of the   Average    Credit      Balance   Original  Original           Full
Mortgage Rates          Loans     Outstanding      Cut-off Date    Coupon     Score  Outstanding        LTV      CLTV  Documentation
5.001 to 5.250              1      390,158.36              0.44     5.250       810      390,158      42.81     42.81         100.00
5.501 to 5.750             12    2,404,522.80              2.71     5.746       739      200,377      68.99     69.90          52.72
5.751 to 6.000            109   15,938,167.19             17.96     5.961       739      146,222      58.50     60.90          58.50
6.001 to 6.250             62   15,559,134.67             17.53     6.197       732      250,954      51.88     54.42          14.81
6.251 to 6.500             63   16,822,206.66             18.95     6.426       715      267,019      65.24     67.02          19.47
6.501 to 6.750             43   11,200,760.99             12.62     6.696       718      260,483      66.78     70.48          30.78
6.751 to 7.000             37    8,860,647.32              9.98     6.942       697      239,477      67.08     70.21          17.97
7.001 to 7.250             10    2,770,079.15              3.12     7.198       661      277,008      79.19     92.69          22.98
7.251 to 7.500             13    2,550,613.77              2.87     7.429       707      196,201      78.02     88.95           8.84
7.501 to 7.750             14    3,091,388.42              3.48     7.692       685      220,813      80.12     98.36           7.69
7.751 to 8.000             15    5,212,922.14              5.87     7.932       688      347,528      80.13     97.70           1.00
8.001 to 8.250              2      608,000.00              0.69     8.125       696      304,000      80.00     96.58           0.00
8.251 to 8.500              6    2,666,275.68              3.00     8.450       658      444,379      80.80     93.63           0.00
9.001 to 9.250              2      676,000.00              0.76     9.160       671      338,000      80.00     95.00           0.00
Total:                    389   88,750,877.15            100.00     6.643       715      228,151      64.95     69.98          25.64

                                                 % of Aggregate
                                                      Principal
                                    Aggregate           Balance            Weighted      Average   Weighted  Weighted
                    Number of       Principal       Outstanding  Weighted   Average    Principal    Average   Average        Percent
                     Mortgage         Balance         as of the   Average    Credit      Balance   Original  Original           Full
Remaining Term          Loans     Outstanding      Cut-off Date    Coupon     Score  Outstanding        LTV      CLTV  Documentation
109 to 120                 19    1,599,969.76              1.80     6.210       724       84,209      52.88     52.98          69.20
157 to 168                  3    1,038,011.16              1.17     6.354       751      346,004      78.39     81.16          34.08
169 to 180                367   86,112,896.23             97.03     6.655       715      234,640      65.01     70.16          24.72
Total:                    389   88,750,877.15            100.00     6.643       715      228,151      64.95     69.98          25.64

                                                                              A8
Recipients should read the information contained in the 'Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
GROUP 1

                                                 % of Aggregate
                                                      Principal
                                    Aggregate           Balance            Weighted      Average   Weighted  Weighted
                    Number of       Principal       Outstanding  Weighted   Average    Principal    Average   Average        Percent
Original Loan-       Mortgage         Balance         as of the   Average    Credit      Balance   Original  Original           Full
to-Value Ratios         Loans     Outstanding      Cut-off Date    Coupon     Score  Outstanding        LTV      CLTV  Documentation
0.01 to 10.00               1       58,185.00              0.07     5.750       765       58,185       6.49      6.98         100.00
10.01 to 20.00              8      811,885.55              0.91     6.264       719      101,486      16.11     16.91          33.69
20.01 to 30.00             28    3,726,180.92              4.20     6.218       742      133,078      24.56     27.90          19.37
30.01 to 40.00             26    4,564,443.80              5.14     6.341       728      175,556      36.61     36.63          14.46
40.01 to 50.00             51   10,683,431.31             12.04     6.246       728      209,479      45.42     45.43          29.44
50.01 to 60.00             53   13,114,053.55             14.78     6.346       708      247,435      55.41     58.09          21.76
60.01 to 70.00             44   12,813,527.82             14.44     6.372       729      291,217      65.61     67.05          23.69
70.01 to 75.00             24    5,616,915.04              6.33     6.385       718      234,038      73.63     73.68          41.71
75.01 to 80.00            117   32,354,023.73             36.45     7.114       703      276,530      79.70     91.41          17.75
80.01 to 85.00              8    1,055,008.04              1.19     6.750       723      131,876      84.00     84.08          75.64
85.01 to 90.00             17    2,528,991.90              2.85     6.717       720      148,764      89.15     89.27          76.98
90.01 to 95.00             12    1,424,230.49              1.60     7.244       719      118,686      93.55     93.59          82.36
Total:                    389   88,750,877.15            100.00     6.643       715      228,151      64.95     69.98          25.64

                                                 % of Aggregate
                                                      Principal
                                    Aggregate           Balance            Weighted      Average   Weighted  Weighted
                    Number of       Principal       Outstanding  Weighted   Average    Principal    Average   Average        Percent
                     Mortgage         Balance         as of the   Average    Credit      Balance   Original  Original           Full
Credit Scores           Loans     Outstanding      Cut-off Date    Coupon     Score  Outstanding        LTV      CLTV  Documentation
<=0                         1      108,705.26              0.12     7.000         0      108,705      70.00     70.00           0.00
601 to 625                  5    1,066,732.58              1.20     6.629       623      213,347      59.52     59.52          17.51
626 to 650                 30    7,987,364.93              9.00     7.342       639      266,245      73.42     86.54          10.66
651 to 675                 45   11,826,512.81             13.33     6.937       663      262,811      64.70     69.81           2.52
676 to 700                 62   14,552,451.16             16.40     6.810       688      234,717      66.65     73.29          24.66
701 to 725                 72   13,606,746.55             15.33     6.566       713      188,983      66.41     71.68          27.58
726 to 750                 72   17,062,238.12             19.22     6.475       737      236,976      63.95     67.68          32.24
751 to 775                 47   11,006,259.82             12.40     6.385       759      234,176      65.12     67.72          31.43
776 to 800                 40    8,114,172.24              9.14     6.296       788      202,854      59.55     62.12          42.43
801 to 825                 15    3,419,693.68              3.85     6.081       810      227,980      51.65     51.68          48.84
Total:                    389   88,750,877.15            100.00     6.643       715      228,151      64.95     69.98          25.64

                                                                              A9
Recipients should read the information contained in the 'Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
GROUP I


                                              % of Aggregate
                                                   Principal
                                   Aggregate         Balance             Weighted       Average   Weighted  Weighted
                   Number of       Principal     Outstanding   Weighted   Average     Principal    Average   Average        Percent
                    Mortgage         Balance       as of the    Average    Credit       Balance   Original  Original           Full
Geographic Area        Loans     Outstanding    Cut-off Date     Coupon     Score   Outstanding        LTV      CLTV  Documentation
Alabama                    7    1,254,640.71            1.41      6.315       740       179,234      79.62     81.90           78.49
Alaska                     4      618,710.04            0.70      6.401       681       154,678      76.13     83.35           33.32
Arizona                    9    2,154,289.12            2.43      6.836       719       239,365      72.15     78.47           35.05
Arkansas                   2      139,271.00            0.16      6.729       775        69,636      76.67     76.67          100.00
California               105   34,465,985.60           38.83      6.855       712       328,247      64.87     72.41            9.55
Colorado                   7    1,614,061.96            1.82      7.402       717       230,580      74.37     86.55           33.24
Connecticut                7    1,334,015.17            1.50      6.423       744       190,574      57.37     60.79           31.93
District of Columbia       1      207,263.72            0.23      6.250       636       207,264      49.41     49.41            0.00
Florida                   42    8,736,128.42            9.84      6.495       693       208,003      68.16     74.21           11.04
Georgia                    7    1,341,862.73            1.51      6.262       729       191,695      67.45     68.34           66.73
Hawaii                     2      245,849.89            0.28      6.462       719       122,925      51.97     63.79           41.35
Idaho                      2      179,608.09            0.20      5.949       788        89,804      41.85     67.27            0.00
Illinois                   8    1,209,436.28            1.36      6.908       714       151,180      72.00     74.34           64.73
Indiana                    4      395,745.54            0.45      6.751       720        98,936      77.65     87.43           73.86
Iowa                       2      172,128.41            0.19      6.467       719        86,064      83.42     83.63           34.45
Kansas                     3      284,437.23            0.32      6.129       721        94,812      82.35     90.39           63.68
Louisiana                  2      248,950.41            0.28      6.947       712       124,475      88.89     89.16           37.14
Maine                      2      212,781.00            0.24      6.161       763       106,391      85.88     86.10          100.00
Maryland                   9    1,511,995.98            1.70      6.464       730       168,000      65.64     68.30           58.06
Massachusetts              4      812,312.68            0.92      6.058       714       203,078      52.25     65.22           25.67
Michigan                   7      860,583.32            0.97      6.841       742       122,940      76.61     80.30           40.91
Minnesota                  2      323,719.38            0.36      6.143       756       161,860      62.71     62.71          100.00
Mississippi                1       87,052.00            0.10      5.990       778        87,052      59.28     59.56          100.00
Missouri                   2      147,147.00            0.17      5.990       781        73,574      65.42     65.42          100.00
Nevada                     4      980,961.10            1.11      6.260       705       245,240      42.15     42.21           11.25
New Hampshire              5    1,441,981.57            1.62      6.204       726       288,396      65.00     67.02           22.76
New Jersey                15    5,622,322.66            6.33      6.546       688       374,822      54.42     54.43           18.41
New Mexico                 1      208,000.00            0.23      8.125       654       208,000      80.00     90.00            0.00
New York                  32    8,243,215.43            9.29      6.333       743       257,600      54.24     54.94           16.06
North Carolina             6    1,160,009.43            1.31      6.459       711       193,335      76.16     76.16           13.23
Ohio                      13    1,463,171.94            1.65      6.658       703       112,552      74.39     74.52           78.22
Oklahoma                   7      704,851.96            0.79      6.791       741       100,693      77.94     84.96           92.76
Oregon                     4      886,914.05            1.00      6.172       721       221,729      68.09     83.56           22.94
Pennsylvania              18    2,333,736.72            2.63      6.241       750       129,652      62.38     63.74           90.58
South Carolina             3      244,109.00            0.28      6.600       722        81,370      77.83     77.83          100.00
Tennessee                  6      734,541.40            0.83      6.801       739       122,424      74.82     74.84           54.48
Texas                     22    3,645,820.29            4.11      6.544       701       165,719      68.25     70.23           63.53
Virginia                   6    1,582,863.87            1.78      6.659       753       263,811      66.50     68.70           10.99
Washington                 4      769,816.61            0.87      6.859       691       192,454      77.42     88.05           59.93
Wisconsin                  2      170,585.44            0.19      6.658       729        85,293      75.26     83.71          100.00
Total:                   389   88,750,877.15          100.00      6.643       715       228,151      64.95     69.98           25.64


                                              % of Aggregate
                                                   Principal
                                   Aggregate         Balance             Weighted       Average   Weighted  Weighted
                   Number of       Principal     Outstanding   Weighted   Average     Principal    Average   Average        Percent
                    Mortgage         Balance       as of the    Average    Credit       Balance   Original  Original           Full
Occupancy Type         Loans     Outstanding    Cut-off Date     Coupon     Score   Outstanding        LTV      CLTV  Documentation
Primary                  322   70,412,841.47           79.34      6.626       714       218,673      65.93     71.61           30.46
Investment                52   12,603,184.67           14.20      6.734       730       242,369      61.99     65.63            4.07
Second Home               15    5,734,851.01            6.46      6.660       703       382,323      59.37     59.47           13.76
Total:                   389   88,750,877.15          100.00      6.643       715       228,151      64.95     69.98           25.64


                                              % of Aggregate
                                                   Principal
                                   Aggregate         Balance             Weighted       Average   Weighted  Weighted
                   Number of       Principal     Outstanding   Weighted   Average     Principal    Average   Average        Percent
                    Mortgage         Balance       as of the    Average    Credit       Balance   Original  Original           Full
Property Type          Loans     Outstanding    Cut-off Date     Coupon     Score   Outstanding        LTV      CLTV  Documentation
Single Family Residence  300   65,221,861.76           73.49      6.598       715       217,406      65.04     69.54           30.96
2-4 Family                35    9,805,928.81           11.05      6.910       718       280,169      63.85     69.86            4.78
PUD                       32    8,632,246.98            9.73      6.812       699       269,758      67.61     75.45           15.99
Condominium               22    5,090,839.60            5.74      6.423       743       231,402      61.36     66.57           13.97
Total:                   389   88,750,877.15          100.00      6.643       715       228,151      64.95     69.98           25.64



                                                                             A10

Recipients should read the information contained in the 'Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
GROUP 1


                                               % of Aggregate
                                                    Principal
                                    Aggregate         Balance             Weighted      Average   Weighted  Weighted
                    Number of       Principal     Outstanding   Weighted   Average    Principal    Average   Average        Percent
                     Mortgage         Balance       as of the    Average    Credit      Balance   Original  Original           Full
Loan Purpose            Loans     Outstanding    Cut-off Date     Coupon     Score  Outstanding        LTV      CLTV  Documentation
Purchase                   73   25,800,674.01           29.07      7.229       704      353,434      73.81     85.90           6.25
Refinance - Rate Term      64   15,877,160.88           17.89      6.509       728      248,081      60.74     62.67          25.04

Refinance - Cashout       252   47,073,042.26           53.04      6.367       718       186,98      61.51     63.71          36.46
Total:                    389   88,750,877.15          100.00      6.643       715      228,151      64.95     69.98          25.64


                                              % of Aggregate
                                                   Principal
                                   Aggregate         Balance             Weighted       Average   Weighted  Weighted
                   Number of       Principal     Outstanding   Weighted   Average     Principal    Average   Average        Percent
Wachovia            Mortgage         Balance       as of the    Average    Credit       Balance   Original  Original           Full
Documentation          Loans     Outstanding    Cut-off Date     Coupon     Score   Outstanding        LTV      CLTV  Documentation
Full                       1      518,249.73            0.58      6.250     786        518,250       44.44     44.44         100.00
No Income No Assets        1       59,798.04            0.07      6.250     669         59,798       40.82     40.82           0.00
No Income No Assets
 No Employment            13    2,440,928.60            2.75      6.223     727        187,764       34.88     35.05           0.00
No Income Verified
 Assets                    2      858,000.00            0.97      6.238     657        429,000       78.11     87.44           0.00
No Ratio                   2      319,016.63            0.36      7.305     649        159,508       65.87     65.87           0.00
Stated Income
 Stated Assets             8    2,468,346.61            2.78      6.273     736        308,543       57.36     64.22           0.00
Stated Income
 Verified Assets          12    3,139,156.50            3.54      6.380     732        261,596       65.07     65.59           0.00
Total:                    39    9,803,496.11           11.05      6.324     725        251,372       55.54     58.29           5.29



                                              % of Aggregate
                                                   Principal
                                   Aggregate         Balance             Weighted       Average   Weighted  Weighted
                   Number of       Principal     Outstanding   Weighted   Average     Principal    Average   Average        Percent
Ameriquest          Mortgage         Balance       as of the    Average    Credit       Balance   Original  Original           Full
Documentation          Loans     Outstanding    Cut-off Date     Coupon     Score   Outstanding        LTV      CLTV  Documentation
Full                     116   14,658,141.63           16.52      6.205       741       126,363      66.12     67.21          100.00
Stated                    18    3,036,591.34            3.42      6.552       738       168,700      65.16     69.68            0.00
Limited                   10    1,002,118.00            1.13      6.044       712       100,212      53.77     53.92            0.00
Total:                   144   18,696,850.97           21.07      6.253       739       129,839      65.31     66.90           78.40



                                              % of Aggregate
                                                   Principal
                                   Aggregate         Balance             Weighted       Average   Weighted  Weighted
                   Number of       Principal     Outstanding   Weighted   Average     Principal    Average   Average        Percent
Indymac             Mortgage         Balance       as of the    Average    Credit       Balance   Original  Original           Full
Documentation          Loans     Outstanding    Cut-off Date     Coupon     Score   Outstanding        LTV      CLTV  Documentation
Full                      34    7,575,620.43            8.54      6.427       725       222,812      70.32     74.10          100.00
No Documentation          49    9,569,122.40           10.78      6.518       710       195,288      50.05     51.11            0.00
No Income No Assets       13    3,938,627.67            4.44      6.409       704       302,971      60.48     60.48            0.00
No Ratio                  20    9,082,471.53           10.23      6.832       697       454,124      67.09     73.93            0.00
Reduced                   89   29,950,433.49           33.75      7.061       704       336,522      71.27     80.91            0.00
Stated Income Stated
 Assets                    1      134,254.55            0.15      6.375       681       134,255      36.80     36.80            0.00
Total:                   206   60,250,530.07           67.89      6.816       707       292,478      66.37     72.83           12.57

                                                                             A11


Recipients should read the information contained in the 'Important Notices' section following the cover page of this Free Writing Prospectus.

                        FREE WRITING PROSPECTUS FOR
                        MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
(MERRILL LYNCH LOGO)    COLLATERAL SUMMARY
--------------------------------------------------------------------------------




                            SUBGROUP 1.1 (5.5 BUCKET)

Total Current Balance:                       $13,660,671
Total Number of Loans:                          148

                                       Average or
                                 Weighted Average (1)   Minimum         Maximum
Current Balance                        $ 92,302        $ 17,438        $653,622
Original Balance                       $174,941        $ 60,000        $680,000

Loan Rate                                 5.915%          5.250%          6.125%
Servicing Fee                             0.250%          0.250%          0.250%
Net Loan Rate                             5.665%          5.000%          5.875%

Original LTV                              59.10%           6.49%          90.16%
Original CLTV                             61.19%           6.98%         100.00%

Credit Score (3)                            740             624             817

Original Term (mos)                         178             120             180
Remaining Term (mos)                        172             111             180
Seasoning (mos)                               6               0              14


Top State Concentrations (1) CA(21.85%),NY(12.53%),FL(10.38%),NJ(6.59%),
AL(5.15%)

First Pay Date                                        01/01/2006     03/01/2007
Maturity Date                                         05/01/2016     02/01/2022

--------------------------------------------------------------------------------
  Recipients should read the information contained in the `Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
SUBGROUP 1.1 (5.5 BUCKET)
--------------------------------------------------------------------------------

                                                                          % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED
                                                            AGGREGATE  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE
                                         NUMBER OF  PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL
PRODUCT TYPE                        MORTGAGE LOANS        OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV
------------                        --------------        -----------   ----------------    ------     -----  -----------       ---
Fixed - 10 Year                                 11         458,399.63               3.36     5.977       735       41,673     51.91
Fixed - 15 Year                                137      13,202,271.30              96.64     5.913       740       96,367     59.35
                                               ---      -------------             ------     -----       ---       ------     -----
TOTAL:                                         148      13,660,670.93             100.00     5.915       740       92,302     59.10
                                               ===      =============             ======     =====       ===       ======     =====

                                    WEIGHTED
                                     AVERAGE        PERCENT
                                    ORIGINAL           FULL
PRODUCT TYPE                            CLTV  DOCUMENTATION
------------                            ----  -------------
Fixed - 10 Year                        52.06          82.27
Fixed - 15 Year                        61.51          51.56
                                       -----          -----
TOTAL:                                 61.19          52.59
                                       =====          =====

                                                                          % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED
                                                            AGGREGATE  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE
                                         NUMBER OF  PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL
AMORTIZATION TYPE                   MORTGAGE LOANS        OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV
-----------------                   --------------        -----------   ----------------    ------     -----  -----------       ---
Principal and Interest                         148      13,660,670.93             100.00     5.915       740       92,302     59.10
                                               ---      -------------             ------     -----       ---       ------     -----
TOTAL:                                         148      13,660,670.93             100.00     5.915       740       92,302     59.10
                                               ===      =============             ======     =====       ===       ======     =====

                                    WEIGHTED
                                     AVERAGE        PERCENT
                                    ORIGINAL           FULL
AMORTIZATION TYPE                       CLTV  DOCUMENTATION
-----------------                       ----  -------------
Principal and Interest                 61.19          52.59
                                       -----          -----
TOTAL:                                 61.19          52.59
                                       =====          =====

                                                                          % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED
                                                            AGGREGATE  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE
                                         NUMBER OF  PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL
CUTT-OFF STATED PRINCIPAL BALANCES  MORTGAGE LOANS        OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV
----------------------------------  --------------        -----------   ----------------    ------     -----  -----------       ---
0.01 to 100,000.00                              55       2,432,749.69              17.81     5.934       746       44,232     50.65
100,000.01 to 200,000.00                        55       4,011,667.56              29.37     5.938       747       72,939     56.23
200,000.01 to 300,000.00                        17       2,160,399.23              15.81     5.944       721      127,082     59.82
300,000.01 to 400,000.00                         9       1,593,431.35              11.66     5.821       756      177,048     53.70
400,000.01 to 500,000.00                         3         465,344.24               3.41     6.054       736      155,115     62.16
500,000.01 to 600,000.00                         8       2,343,457.15              17.15     5.913       736      292,932     72.67
600,000.01 to 700,000.00                         1         653,621.71               4.78     5.750       706      653,622     68.00
                                               ---      -------------             ------     -----       ---      -------     -----
TOTAL:                                         148      13,660,670.93             100.00     5.915       740       92,302     59.10
                                               ===      =============             ======     =====       ===      =======     =====

                                    WEIGHTED
                                     AVERAGE        PERCENT
                                    ORIGINAL           FULL
CUTT-OFF STATED PRINCIPAL BALANCES      CLTV  DOCUMENTATION
----------------------------------      ----  -------------
0.01 to 100,000.00                     54.11          69.14
100,000.01 to 200,000.00               57.26          67.62
200,000.01 to 300,000.00               59.95          58.83
300,000.01 to 400,000.00               58.41          42.98
400,000.01 to 500,000.00               62.16          52.44
500,000.01 to 600,000.00               76.21          25.15
600,000.01 to 700,000.00               68.00           0.00
                                       -----          -----
TOTAL:                                 61.19          52.59
                                       =====          =====

                                                                          % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED
                                                            AGGREGATE  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE
                                         NUMBER OF  PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL
CURRENT MORTGAGE RATES              MORTGAGE LOANS        OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV
----------------------              --------------        -----------   ----------------    ------     -----  -----------       ---
5.001 to 5.250                                   1         390,158.36               2.86     5.250       810      390,158     42.81
5.501 to 5.750                                  12       2,404,522.80              17.60     5.746       739      200,377     68.99
5.751 to 6.000                                 109       9,214,807.19              67.46     5.950       740       84,540     58.18
6.001 to 6.250                                  26       1,651,182.58              12.09     6.125       724       63,507     53.67
                                               ---      -------------             ------     -----       ---      -------     -----
TOTAL:                                         148      13,660,670.93             100.00     5.915       740       92,302     59.10
                                               ===      =============             ======     =====       ===      =======     =====

                                   WEIGHTED
                                    AVERAGE        PERCENT
                                   ORIGINAL           FULL
CURRENT MORTGAGE RATES                 CLTV  DOCUMENTATION
----------------------                 ----  -------------
5.001 to 5.250                        42.81         100.00
5.501 to 5.750                        69.90          52.72
5.751 to 6.000                        60.83          57.23
6.001 to 6.250                        54.89          15.30
                                      -----         ------
TOTAL:                                61.19          52.59
                                      =====         ======

                                                                          % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED
                                                            AGGREGATE  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE
                                         NUMBER OF  PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL
REMAINING TERM                      MORTGAGE LOANS        OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV
--------------                      --------------        -----------   ----------------    ------     -----  -----------       ---
109 to 120                                      11         458,399.63               3.36     5.977       735       41,673     51.91
157 to 168                                       1         332,476.42               2.43     5.950       766      332,476     70.00
169 to 180                                     136      12,869,794.88              94.21     5.912       739       94,631     59.07
                                               ---      -------------             ------     -----       ---      -------     -----
TOTAL:                                         148      13,660,670.93             100.00     5.915       740       92,302     59.10
                                               ===      =============             ======     =====       ===      =======     =====

                                   WEIGHTED
                                    AVERAGE        PERCENT
                                   ORIGINAL           FULL
REMAINING TERM                         CLTV  DOCUMENTATION
--------------                         ----  -------------
109 to 120                            52.06          82.27
157 to 168                            75.00           0.00
169 to 180                            61.16          52.89
                                      -----          -----
TOTAL:                                61.19          52.59
                                      =====          =====

--------------------------------------------------------------------------------
  Recipients should read the information contained in the `Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
SUBGROUP 1.1 (5.5 BUCKET)
--------------------------------------------------------------------------------

                                                                          % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED
                                                            AGGREGATE  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE
                                         NUMBER OF  PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL
ORIGINAL LOAN-TO-VALUE RATIOS       MORTGAGE LOANS        OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV
-----------------------------       --------------        -----------   ----------------    ------     -----  -----------       ---
0.01 to 10.00                                    1          58,185.00               0.43     5.750       765       58,185      6.49
10.01 to 20.00                                   4         211,940.97               1.55     5.978       758       52,985     13.74
20.01 to 30.00                                  15         769,906.44               5.64     5.965       750       51,327     25.15
30.01 to 40.00                                  16       1,089,081.25               7.97     5.961       733       68,068     35.50
40.01 to 50.00                                  24       2,400,075.42              17.57     5.818       757      100,003     45.21
50.01 to 60.00                                  29       2,393,627.17              17.52     6.008       725       82,539     56.31
60.01 to 70.00                                  19       2,413,764.76              17.67     5.904       733      127,040     66.68
70.01 to 75.00                                  11       1,052,652.02               7.71     5.973       734       95,696     73.60
75.01 to 80.00                                  24       2,741,430.58              20.07     5.890       744      114,226     79.37
80.01 to 85.00                                   1          86,238.36               0.63     5.990       734       86,238     84.16
85.01 to 90.00                                   3         336,115.12               2.46     5.827       720      112,038     88.39
90.01 to 95.00                                   1         107,653.84               0.79     5.750       799      107,654     90.16
                                               ---      -------------             ------     -----       ---      -------     -----
TOTAL:                                         148      13,660,670.93             100.00     5.915       740       92,302     59.10
                                               ===      =============             ======     =====       ===      =======     =====

                                    WEIGHTED
                                     AVERAGE        PERCENT
                                    ORIGINAL           FULL
ORIGINAL LOAN-TO-VALUE RATIOS           CLTV  DOCUMENTATION
-----------------------------           ----  -------------
0.01 to 10.00                           6.98         100.00
10.01 to 20.00                         13.92          78.14
20.01 to 30.00                         35.95          54.73
30.01 to 40.00                         35.53          29.78
40.01 to 50.00                         45.22          47.34
50.01 to 60.00                         57.94          42.44
60.01 to 70.00                         67.40          37.84
70.01 to 75.00                         73.72          72.69
75.01 to 80.00                         84.60          67.63
80.01 to 85.00                         84.32         100.00
85.01 to 90.00                         88.54         100.00
90.01 to 95.00                         90.16         100.00
                                       -----         ------
TOTAL:                                 61.19          52.59
                                       =====         ======

                                                                          % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED
                                                            AGGREGATE  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE
                                         NUMBER OF  PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL
CREDIT SCORES                       MORTGAGE LOANS        OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV
-------------                       --------------        -----------   ----------------    ------     -----  -----------       ---
601 to 625                                       1          98,941.21               0.72     5.750       624       98,941     31.25
626 to 650                                       3         183,551.81               1.34     6.125       645       61,184     43.09
651 to 675                                       5         555,313.75               4.07     6.009       659      111,063     55.45
676 to 700                                       9       1,016,271.33               7.44     6.024       693      112,919     58.48
701 to 725                                      37       3,456,436.80              25.30     5.917       712       93,417     61.82
726 to 750                                      33       2,834,426.12              20.75     5.926       738       85,892     63.08
751 to 775                                      27       2,724,821.14              19.95     5.915       761      100,919     63.17
776 to 800                                      24       1,478,654.42              10.82     5.941       787       61,611     53.65
801 to 825                                       9       1,312,254.35               9.61     5.720       810      145,806     47.36
                                               ---      -------------             ------     -----       ---      -------     -----
TOTAL:                                         148      13,660,670.93             100.00     5.915       740       92,302     59.10
                                               ===      =============             ======     =====       ===      =======     =====

                                    WEIGHTED
                                     AVERAGE        PERCENT
                                    ORIGINAL           FULL
CREDIT SCORES                           CLTV  DOCUMENTATION
-------------                           ----  -------------
601 to 625                             31.25           0.00
626 to 650                             43.09          22.73
651 to 675                             59.05           0.00
676 to 700                             62.20          14.41
701 to 725                             62.37          45.20
726 to 750                             67.40          60.88
751 to 775                             63.85          57.22
776 to 800                             58.23          79.23
801 to 825                             47.40          74.48
                                       -----          -----
TOTAL:                                 61.19          52.59
                                       =====          =====

--------------------------------------------------------------------------------
  Recipients should read the information contained in the `Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
SUBGROUP 1.1 (5.5 BUCKET)
--------------------------------------------------------------------------------

                                                                          % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED
                                                            AGGREGATE  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE
                                         NUMBER OF  PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL
GEOGRAPHIC AREA                     MORTGAGE LOANS        OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV
---------------                     --------------        -----------   ----------------    ------     -----  -----------       ---
Alabama                                          3         703,033.58               5.15     5.777       754      234,345     77.73
Arizona                                          3         211,889.60               1.55     5.990       748       70,630     69.22
Arkansas                                         1          18,870.80               0.14     5.990       809       18,871     76.74
California                                      24       2,985,122.14              21.85     5.882       742      124,380     46.50
Colorado                                         4         279,001.84               2.04     5.990       750       69,750     63.05
Connecticut                                      2         164,534.12               1.20     6.028       703       82,267     48.37
Florida                                         13       1,417,364.70              10.38     5.890       702      109,028     59.74
Georgia                                          3         454,187.00               3.32     5.772       752      151,396     68.78
Hawaii                                           1          76,238.25               0.56     5.875       814       76,238     12.21
Idaho                                            2         108,242.04               0.79     5.939       788       54,121     39.43
Illinois                                         4         259,702.04               1.90     5.990       778       64,926     60.05
Iowa                                             1          58,671.60               0.43     5.990       761       58,672     77.33
Kansas                                           2         120,496.03               0.88     5.908       728       60,248     82.88
Maine                                            1          73,556.08               0.54     5.990       745       73,556     85.29
Maryland                                         4         375,450.26               2.75     5.980       733       93,863     57.92
Massachusetts                                    3         311,271.47               2.28     5.956       729      103,757     49.69
Michigan                                         3         173,403.80               1.27     5.836       784       57,801     68.65
Minnesota                                        1         101,413.00               0.74     5.990       716      101,413     77.69
Mississippi                                      1          45,267.04               0.33     5.990       778       45,267     59.28
Missouri                                         2          76,516.44               0.56     5.990       781       38,258     65.42
Nevada                                           3         152,088.04               1.11     5.990       755       50,696     32.25
New Hampshire                                    3         503,128.46               3.68     5.964       757      167,709     68.08
New Jersey                                       8         900,849.71               6.59     5.954       716      112,606     55.12
New York                                        16       1,711,961.26              12.53     5.950       743      106,998     58.44
North Carolina                                   1          56,625.00               0.41     5.875       731       56,625     52.80
Ohio                                             4         184,073.38               1.35     5.966       736       46,018     58.44
Oklahoma                                         2         125,665.02               0.92     5.919       767       62,833     73.46
Oregon                                           3         367,449.53               2.69     5.903       727      122,483     62.21
Pennsylvania                                    12         634,856.37               4.65     5.962       741       52,905     64.38
South Carolina                                   1          33,743.32               0.25     5.990       744       33,743     50.96
Tennessee                                        3         162,308.12               1.19     5.990       755       54,103     68.94
Texas                                           12         695,098.34               5.09     5.890       752       57,925     75.73
Washington                                       2         118,592.55               0.87     6.046       747       59,296     74.74
                                               ---      -------------             ------     -----       ---      -------     -----
TOTAL:                                         148      13,660,670.93             100.00     5.915       740       92,302     59.10
                                               ===      =============             ======     =====       ===      =======     =====

                                     WEIGHTED
                                      AVERAGE        PERCENT
                                     ORIGINAL           FULL
GEOGRAPHIC AREA                          CLTV  DOCUMENTATION
---------------                          ----  -------------
Alabama                                 77.73         100.00
Arizona                                 69.46         100.00
Arkansas                                76.74         100.00
California                              48.85          36.38
Colorado                                63.24         100.00
Connecticut                             48.37          71.84
Florida                                 61.18          14.84
Georgia                                 68.85          50.17
Hawaii                                  12.42         100.00
Idaho                                   71.08           0.00
Illinois                                60.07         100.00
Iowa                                    77.66           0.00
Kansas                                  97.12         100.00
Maine                                   85.58         100.00
Maryland                                57.99          53.54
Massachusetts                           49.83          34.84
Michigan                                68.65          57.90
Minnesota                               77.69         100.00
Mississippi                             59.56         100.00
Missouri                                65.42         100.00
Nevada                                  32.44          37.74
New Hampshire                           71.53          33.92
New Jersey                              55.17          51.09
New York                                61.20          27.80
North Carolina                          52.80           0.00
Ohio                                    58.50          78.24
Oklahoma                                73.46         100.00
Oregon                                  72.59          48.69
Pennsylvania                            66.90         100.00
South Carolina                          50.96         100.00
Tennessee                               68.99         100.00
Texas                                   78.78          86.80
Washington                              75.00         100.00
                                        -----         ------
TOTAL:                                  61.19          52.59
                                        =====         ======

                                                                          % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED
                                                            AGGREGATE  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE
                                         NUMBER OF  PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL
OCCUPANCY TYPE                      MORTGAGE LOANS        OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV
--------------                      --------------        -----------   ----------------    ------     -----  -----------       ---
Primary                                        132      11,868,696.78              86.88     5.910       740       89,914     60.09
Investment                                      12       1,383,789.79              10.13     5.980       724      115,316     50.75
Second Home                                      4         408,184.36               2.99     5.851       783      102,046     58.36
                                               ---      -------------             ------     -----       ---      -------     -----
TOTAL:                                         148      13,660,670.93             100.00     5.915       740       92,302     59.10
                                               ===      =============             ======     =====       ===      =======     =====

                                     WEIGHTED
                                      AVERAGE        PERCENT
                                     ORIGINAL           FULL
OCCUPANCY TYPE                           CLTV  DOCUMENTATION
--------------                           ----  -------------
Primary                                 61.91          58.33
Investment                              55.89           6.87
Second Home                             58.36          40.63
                                        -----          -----
TOTAL:                                  61.19          52.59
                                        =====          =====

                                                                          % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED
                                                            AGGREGATE  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE
                                         NUMBER OF  PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL
PROPERTY TYPE                       MORTGAGE LOANS        OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV
-------------                       --------------        -----------   ----------------    ------     -----  -----------       ---
Single Family Residence                        127      10,969,579.17              80.30     5.912       739       86,375     59.33
Condominium                                      8         881,753.05               6.45     5.972       770      110,219     54.01
2-4 Family                                       5         960,968.45               7.03     5.915       726      192,194     65.03
PUD                                              8         848,370.26               6.21     5.906       738      106,046     54.60
                                               ---      -------------             ------     -----       ---      -------     -----
TOTAL:                                         148      13,660,670.93             100.00     5.915       740       92,302     59.10
                                               ===      =============             ======     =====       ===      =======     =====

                                     WEIGHTED
                                      AVERAGE        PERCENT
                                     ORIGINAL           FULL
PROPERTY TYPE                            CLTV  DOCUMENTATION
-------------                            ----  -------------
Single Family Residence                 60.53          60.37
Condominium                             61.97          48.08
2-4 Family                              69.88           0.00
PUD                                     59.05          16.29
                                        -----          -----
TOTAL:                                  61.19          52.59
                                        =====          =====


--------------------------------------------------------------------------------
  Recipients should read the information contained in the `Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
SUBGROUP 1.1 (5.5 BUCKET)
--------------------------------------------------------------------------------


                                                                          % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED
                                                            AGGREGATE  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE
                                         NUMBER OF  PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL
LOAN PURPOSE                        MORTGAGE LOANS        OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV
------------                        --------------        -----------   ----------------    ------     -----  -----------       ---
Purchase                                         8       1,277,441.67               9.35     5.961       746      159,680     64.55
Refinance - Rate Term                           18       2,423,488.12              17.74     5.780       747      134,638     55.25
Refinance - Cashout                            122       9,959,741.14              72.91     5.942       737       81,637     59.33
                                               ---      -------------             ------     -----       ---      -------     -----
TOTAL:                                         148      13,660,670.93             100.00     5.915       740       92,302     59.10
                                               ===      =============             ======     =====       ===      =======     =====

                                     WEIGHTED
                                      AVERAGE        PERCENT
                                     ORIGINAL           FULL
LOAN PURPOSE                             CLTV  DOCUMENTATION
------------                             ----  -------------
Purchase                                72.07           8.23
Refinance - Rate Term                   55.32          51.02
Refinance - Cashout                     61.22          58.66
                                        -----          -----
TOTAL:                                  61.19          52.59
                                        =====          =====

                                                                          % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED
                                                            AGGREGATE  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE
                                         NUMBER OF  PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL
WACHOVIA DOCUMENTATION              MORTGAGE LOANS        OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV
----------------------              --------------        -----------   ----------------    ------     -----  -----------       ---
No Income No Assets No Employment                4         224,625.00               1.64     6.062       706       56,156     42.07
No Income Verified Assets                        1         150,000.00               1.10     6.125       655      150,000     80.00
Stated Income Stated Assets                      2         198,250.00               1.45     5.913       745       99,125     45.67
Stated Income Verified Assets                    2         311,797.50               2.28     5.885       791      155,899     53.61
                                                --         ----------               ----     -----       ---      -------     -----
TOTAL:                                           9         884,672.50               6.48     5.977       736       98,297     53.37
                                                ==         ==========               ====     =====       ===      =======     =====

                                     WEIGHTED
                                      AVERAGE        PERCENT
                                     ORIGINAL           FULL
WACHOVIA DOCUMENTATION                   CLTV  DOCUMENTATION
----------------------                   ----  -------------
No Income No Assets No Employment       42.07           0.00
No Income Verified Assets               93.34           0.00
Stated Income Stated Assets             45.67           0.00
Stated Income Verified Assets           53.61           0.00
                                        -----           ----
TOTAL:                                  55.64           0.00
                                        =====           ====

                                                                          % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED
                                                            AGGREGATE  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE
                                         NUMBER OF  PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL
AMERIQUEST DOCUMENTATION            MORTGAGE LOANS        OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV
------------------------            --------------        -----------   ----------------    ------     -----  -----------       ---
Full                                            83       5,485,403.25              40.15     5.952       747       66,089     60.67
Stated                                           8         511,244.04               3.74     5.983       729       63,906     48.95
Limited                                          9         417,671.22               3.06     5.954       723       46,408     55.73
                                               ---       ------------              -----     -----       ---       ------     -----
TOTAL:                                         100       6,414,318.51              46.95     5.955       744       64,143     59.41
                                               ===       ============              =====     =====       ===       ======     =====

                                      WEIGHTED
                                       AVERAGE        PERCENT
                                      ORIGINAL           FULL
AMERIQUEST DOCUMENTATION                  CLTV  DOCUMENTATION
------------------------                  ----  -------------
Full                                     61.07         100.00
Stated                                   49.05           0.00
Limited                                  55.85           0.00
                                         -----         ------
TOTAL:                                   59.77          85.52
                                         =====         ======

                                                                          % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED
                                                            AGGREGATE  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE
                                         NUMBER OF  PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL
INDYMAC DOCUMENTATION               MORTGAGE LOANS        OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV
---------------------               --------------        -----------   ----------------    ------     -----  -----------       ---
Full                                             9       1,698,706.11              12.44     5.688       775      188,745     63.31
No Documentation                                10       1,041,827.13               7.63     5.987       709      104,183     47.47
No Income No Assets                              5         461,406.03               3.38     5.972       683       92,281     54.58
No Ratio                                         4         951,312.37               6.96     5.862       721      237,828     61.71
Reduced                                         11       2,208,428.28              16.17     5.929       734      200,766     62.52
                                                --       ------------              -----     -----       ---      -------     -----
TOTAL:                                          39       6,361,679.92              46.57     5.867       735      163,120     59.57
                                                ==       ============              =====     =====       ===      =======     =====

                                      WEIGHTED
                                       AVERAGE        PERCENT
                                      ORIGINAL           FULL
INDYMAC DOCUMENTATION                     CLTV  DOCUMENTATION
---------------------                     ----  -------------
Full                                     65.56         100.00
No Documentation                         47.47           0.00
No Income No Assets                      54.58           0.00
No Ratio                                 66.58           0.00
Reduced                                  69.71           0.00
                                         -----         ------
TOTAL:                                   63.39          26.70
                                         =====         ======

--------------------------------------------------------------------------------
  Recipients should read the information contained in the `Important Notices' section following the cover page of this Free Writing Prospectus.

                        FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
                        COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                            SUBGROUP 1.2 (6.0 BUCKET)

Total Current Balance:                       $75,090,206
Total Number of Loans:                          376

                              Average or
                               Weighted
                              Average (1)          Minimum             Maximum
                              -----------          -------             -------
Current Balance               $  199,708           $14,599           $2,122,629
Original Balance              $  231,281           $39,900           $2,150,000

Loan Rate                          6.776%            5.800%               9.250%
Servicing Fee                      0.250%            0.250%               0.250%
Net Loan Rate                      6.526%            5.550%               9.000%

Original LTV                       66.01%            11.40%               95.00%
Original CLTV                      71.58%            11.80%              100.00%

Credit Score (3)                     711               620                  817

Original Term (mos)                  179               120                  180
Remaining Term (mos)                 174               111                  180
Seasoning (mos)                        5                 0                   14

IO Original Term (2)                 107                60                  180
IO Remaining Term (2)                102                51                  175

Top State Concentrations (1)  CA(41.92%),FL(9.75%),NY(8.70%),NJ(6.29%),TX(3.93%)

First Pay Date                                  01/01/2006           03/01/2007
Maturity Date                                   05/01/2016           02/01/2022

(1) Based on current balances.
(2) For Interest-Only loans.
(3) For loans with Credit Scores.

--------------------------------------------------------------------------------
Recipients should read the information contained in the 'Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH
ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
SUBGROUP 1.2 (6.0 BUCKET)

                                    Aggregate     % of Aggregate            Weighted      Average  Weighted  Weighted
                     Number of      Principal  Principal Balance  Weighted   Average    Principal   Average   Average        Percent
                      Mortgage        Balance  Outstanding as of   Average    Credit      Balance  Original  Original           Full
Product Type             Loans    Outstanding   the Cut-off Date    Coupon     Score  Outstanding       LTV      CLTV  Documentation
------------             -----    -----------   ----------------    ------     -----  -----------       ---      ----  -------------
Fixed - 10 Year             19   1,141,570.13               1.52     6.304       719       60,083     53.26     53.35          63.95
Fixed - 15 Year            357  73,948,636.15              98.48     6.783       711      207,139     66.21     71.86          20.07
                           ---  -------------                ---     -----       ---      -------     -----     -----          -----
Total:                     376  75,090,206.28             100.00     6.776       711      199,708     66.01     71.58          20.73
                           ---  -------------                ---     -----       ---      -------     -----     -----          -----

                                   Aggregate     % of Aggregate            Weighted      Average  Weighted  Weighted
                    Number of      Principal  Principal Balance  Weighted   Average    Principal   Average   Average        Percent
                     Mortgage        Balance  Outstanding as of   Average    Credit      Balance  Original  Original           Full
Amortization Type       Loans    Outstanding   the Cut-off Date    Coupon     Score  Outstanding       LTV      CLTV  Documentation
-----------------       -----    -----------   ----------------    ------     -----  -----------       ---      ----  -------------
Interest Only              56  20,216,740.66              26.92     7.574       692      361,013     77.89     93.04           3.93
Principal and
  Interest                320  54,873,465.62              73.08     6.482       718      171,480     61.63     63.67          26.92
                          ---  -------------                ---     -----       ---      -------     -----     -----          -----
Total:                    376  75,090,206.28             100.00     6.776       711      199,708     66.01     71.58          20.73

                                           Aggregate    % of Aggregate          Weighted     Average Weighted Weighted
                             Number of     Principal Principal Balance Weighted  Average   Principal  Average  Average       Percent
Cutt-off Stated               Mortgage       Balance Outstanding as of  Average   Credit     Balance Original Original          Full
Principal Balances               Loans   Outstanding  the Cut-off Date   Coupon    Score Outstanding      LTV     CLTV Documentation
------------------               -----   -----------  ----------------   ------    ----- -----------      ---     ---- -------------
0.01 to 100,000.00                 103  5,710,082.47              7.60    6.528      720      55,438    60.46    62.79         55.09
100,000.01 to 200,000.00           128 14,934,630.67             19.89    6.625      707     116,677    63.36    66.61         37.41
200,000.01 to 300,000.00            52 10,629,757.32             14.16    6.697      697     204,418    63.79    69.04         20.69
300,000.01 to 400,000.00            32 10,336,617.67             13.77    7.025      698     323,019    72.89    83.35         10.81
400,000.01 to 500,000.00            24 10,305,997.92             13.72    6.913      719     429,417    68.92    78.71          2.19
500,000.01 to 600,000.00            22 10,167,935.10             13.54    6.611      735     462,179    70.03    74.58         21.27
600,000.01 to 700,000.00             7  4,605,232.56              6.13    6.855      732     657,890    64.82    67.77          0.00
700,000.01 to 800,000.00             5  3,864,330.29              5.15    7.135      710     772,866    70.86    79.01          0.00
1,100,000.01 to 1,200,000.00         1  1,129,901.72              1.50    6.750      679   1,129,902    70.00    70.00        100.00
1,200,000.01 to 1,300,000.00         1  1,283,091.48              1.71    6.750      728   1,283,091    40.00    40.00          0.00
2,000,000.01 to 2,500,000.00         1  2,122,629.10              2.83    7.000      65    2,122,629    51.19    51.19          0.00
                                   --- -------------               ---    -----      ---     -------    -----    -----         -----
Total:                             376 75,090,206.28            100.00    6.776      711     199,708    66.01    71.58         20.73

                                           Aggregate    % of Aggregate          Weighted     Average Weighted Weighted
                             Number of     Principal Principal Balance Weighted  Average   Principal  Average  Average       Percent
                              Mortgage       Balance Outstanding as of  Average   Credit     Balance Original Original          Full
Current Mortgage Rates           Loans   Outstanding  the Cut-off Date   Coupon    Score Outstanding      LTV     CLTV Documentation
----------------------           -----   -----------  ----------------   ------    ----- -----------      ---     ---- -------------
5.751 to 6.000                     109  6,723,360.05              8.95    5.976      737      61,682    58.94    61.01         60.25
6.001 to 6.250                      62 13,907,952.11             18.52    6.205      733     224,322    51.67    54.36         14.75
6.251 to 6.500                      63 16,822,206.66             22.40    6.426      715     267,019    65.24    67.02         19.47
6.501 to 6.750                      43 11,200,760.99             14.92    6.696      718     260,483    66.78    70.48         30.78
6.751 to 7.000                      37  8,860,647.32             11.80    6.942      697     239,477    67.08    70.21         17.97
7.001 to 7.250                      10  2,770,079.15              3.69    7.198      661     277,008    79.19    92.69         22.98
7.251 to 7.500                      13  2,550,613.77              3.40    7.429      707     196,201    78.02    88.95          8.84
7.501 to 7.750                      14  3,091,388.42              4.12    7.692      685     220,813    80.12    98.36          7.69
7.751 to 8.000                      15  5,212,922.14              6.94    7.932      688     347,528    80.13    97.70          1.00
8.001 to 8.250                       2    608,000.00              0.81    8.125      696     304,000    80.00    96.58          0.00
8.251 to 8.500                       6  2,666,275.68              3.55    8.450      658     444,379    80.80    93.63          0.00
9.001 to 9.250                       2    676,000.00              0.90    9.160      671     338,000    80.00    95.00          0.00
                                   --- -------------               ---    -----      ---     -------    -----    -----         -----
Total:                             376 75,090,206.28            100.00    6.776      711     199,708    66.01    71.58         20.73

                                   Aggregate     % of Aggregate            Weighted      Average  Weighted  Weighted
                    Number of      Principal  Principal Balance  Weighted   Average    Principal   Average   Average        Percent
                     Mortgage        Balance  Outstanding as of   Average    Credit      Balance  Original  Original           Full
Remaining Term          Loans    Outstanding   the Cut-off Date    Coupon     Score  Outstanding       LTV      CLTV  Documentation
--------------          -----    -----------   ----------------    ------     -----  -----------       ---      ----  -------------
109 to 120                 19   1,141,570.13               1.52     6.304       719       60,083     53.26     53.35          63.95
157 to 168                  3     705,534.74               0.94     6.545       744      235,178     82.34     84.07          50.13
169 to 180                354  73,243,101.41              97.54     6.785       711      206,901     66.05     71.74          19.78
                          ---  -------------                ---     -----       ---      -------     -----     -----          -----
Total:                    376  75,090,206.28             100.00     6.776       711      199,708     66.01     71.58          20.73


                                                                            A-18
--------------------------------------------------------------------------------
Recipients should read the information contained in the 'Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
Subgroup 1.2 (6.0 Bucket)
--------------------------------------------------------------------------------

                                   Aggregate     % of Aggregate            Weighted      Average  Weighted  Weighted
                    Number of      Principal  Principal Balance  Weighted   Average    Principal   Average   Average        Percent
Original Loan-       Mortgage        Balance  Outstanding as of   Average    Credit      Balance  Original  Original           Full
to-Value Ratios         Loans    Outstanding   the Cut-off Date    Coupon     Score  Outstanding       LTV      CLTV  Documentation
---------------         -----    -----------   ----------------    ------     -----  -----------       ---      ----  -------------
10.01 to 20.00              8     599,944.58               0.80     6.364       705       74,993     16.94     17.97          17.99
20.01 to 30.00             28   2,956,274.49               3.94     6.284       740      105,581     24.41     25.81          10.16
30.01 to 40.00             25   3,475,362.56               4.63     6.460       727      139,015     36.96     36.98           9.66
40.01 to 50.00             48   8,283,355.90              11.03     6.370       720      172,570     45.48     45.49          24.25
50.01 to 60.00             53  10,720,426.40              14.28     6.421       704      202,272     55.21     58.13          17.14
60.01 to 70.00             42  10,399,763.07              13.85     6.480       728      247,613     65.36     66.97          20.40
70.01 to 75.00             23   4,564,263.03               6.08     6.481       714      198,446     73.64     73.67          34.56
75.01 to 80.00            114  29,612,593.15              39.44     7.227       699      259,760     79.73     92.04          13.14
80.01 to 85.00              8     968,769.68               1.29     6.817       722      121,096     83.98     84.05          73.47
85.01 to 90.00             16   2,192,876.78               2.92     6.853       720      137,055     89.27     89.38          73.45
90.01 to 95.00             11   1,316,576.65               1.75     7.367       712      119,689     93.83     93.87          80.91
                          ---  -------------                ---     -----       ---      -------     -----     -----          -----
Total:                    376  75,090,206.28             100.00     6.776       711      199,708     66.01     71.58          20.73

                                   Aggregate     % of Aggregate            Weighted      Average  Weighted  Weighted
                    Number of      Principal  Principal Balance  Weighted   Average    Principal   Average   Average        Percent
                     Mortgage        Balance  Outstanding as of   Average    Credit      Balance  Original  Original           Full
Credit Scores           Loans    Outstanding   the Cut-off Date    Coupon     Score  Outstanding       LTV      CLTV  Documentation
-------------           -----    -----------   ----------------    ------     -----  -----------       ---      ----  -------------
<= 0                        1     108,705.26               0.14     7.000         0      108,705     70.00     70.00           0.00
601 to 625                  4     967,791.37               1.29     6.719       623      241,948     62.41     62.41          19.30
626 to 650                 30   7,803,813.13              10.39     7.371       639      260,127     74.13     87.56          10.37
651 to 675                 45  11,271,199.07              15.01     6.983       663      250,471     65.16     70.34           2.65
676 to 700                 62  13,536,179.84              18.03     6.869       687      218,325     67.26     74.12          25.43
701 to 725                 70  10,150,309.77              13.52     6.787       713      145,004     67.98     74.85          21.58
726 to 750                 70  14,227,811.99              18.95     6.584       737      203,254     64.13     67.73          26.54
751 to 775                 42   8,281,438.69              11.03     6.540       758      197,177     65.76     68.99          22.95
776 to 800                 39   6,635,517.82               8.84     6.375       789      170,141     60.87     62.99          34.23
801 to 825                 13   2,107,439.34               2.81     6.306       810      162,111     54.32     54.35          32.87
                          ---  -------------                ---     -----       ---      -------     -----     -----          -----
Total:                    376  75,090,206.28             100.00     6.776       711      199,708     66.01     71.58          20.73


                                                                            A-19
--------------------------------------------------------------------------------
Recipients should read the information contained in the 'Important Notices' section following the cover page of this Free Writing Prospectus.

                                   Aggregate     % of Aggregate            Weighted      Average  Weighted  Weighted
                    Number of      Principal  Principal Balance  Weighted   Average    Principal   Average   Average        Percent
                     Mortgage        Balance  Outstanding as of   Average    Credit      Balance  Original  Original           Full
Geographic Area         Loans    Outstanding   the Cut-off Date    Coupon     Score  Outstanding       LTV      CLTV  Documentation
---------------         -----    -----------   ----------------    ------     -----  -----------       ---      ----  -------------
Alabama                     6     551,607.13               0.73     7.001       723       91,935     82.03     87.22          51.07
Alaska                      4     618,710.04               0.82     6.401       681      154,678     76.13     83.35          33.32
Arizona                     9   1,942,399.52               2.59     6.928       715      215,822     72.47     79.45          27.97
Arkansas                    2     120,400.20               0.16     6.845       770       60,200     76.65     76.65         100.00
California                104  31,480,863.49              41.92     6.947       709      302,701     66.61     74.64           7.01
Colorado                    7   1,335,060.12               1.78     7.697       710      190,723     76.73     91.43          19.29
Connecticut                 7   1,169,481.05               1.56     6.478       749      167,069     58.63     62.53          26.32
District of
  Columbia                  1     207,263.72               0.28     6.250       636      207,264     49.41     49.41           0.00
Florida                    40   7,318,763.73               9.75     6.612       691      182,969     69.79     76.73          10.30
Georgia                     5     887,675.73               1.18     6.513       718      177,535     66.77     68.08          75.21
Hawaii                      2     169,611.64               0.23     6.725       676       84,806     69.84     86.88          14.98
Idaho                       2      71,366.05               0.10     5.964       788       35,683     45.51     61.51           0.00
Illinois                    8     949,734.24               1.26     7.160       697      118,717     75.27     78.25          55.09
Indiana                     4     395,745.54               0.53     6.751       720       98,936     77.65     87.43          73.86
Iowa                        2     113,456.81               0.15     6.714       697       56,728     86.57     86.72          52.27
Kansas                      3     163,941.20               0.22     6.291       716       54,647     81.95     85.44          36.98
Louisiana                   2     248,950.41               0.33     6.947       712      124,475     88.89     89.16          37.14
Maine                       2     139,224.92               0.19     6.251       772       69,612     86.20     86.37         100.00
Maryland                    9   1,136,545.73               1.51     6.624       729      126,283     68.19     71.70          59.55
Massachusetts               4     501,041.21               0.67     6.122       705      125,260     53.83     74.78          19.98
Michigan                    6     687,179.52               0.92     7.094       731      114,530     78.61     83.24          36.62
Minnesota                   2     222,306.38               0.30     6.213       774      111,153     55.88     55.88         100.00
Mississippi                 1      41,784.96               0.06     5.990       778       41,785     59.28     59.56         100.00
Missouri                    2      70,630.56               0.09     5.990       781       35,315     65.42     65.42         100.00
Nevada                      4     828,873.06               1.10     6.310       696      207,218     43.97     44.00           6.39
New Hampshire               5     938,853.11               1.25     6.333       708      187,771     63.34     64.60          16.78
New Jersey                 14   4,721,472.95               6.29     6.659       682      337,248     54.28     54.29          12.18
New Mexico                  1     208,000.00               0.28     8.125       654      208,000     80.00     90.00           0.00
New York                   31   6,531,254.17               8.70     6.434       743      210,686     53.14     53.30          12.98
North Carolina              6   1,103,384.43               1.47     6.489       710      183,897     77.36     77.36          13.91
Ohio                       13   1,279,098.56               1.70     6.757       698       98,392     76.69     76.82          78.21
Oklahoma                    7     579,186.94               0.77     6.980       735       82,741     78.91     87.45          91.19
Oregon                      3     519,464.53               0.69     6.363       716      173,155     72.24     91.32          4.720
Pennsylvania               18   1,698,880.35               2.26     6.346       753       94,382     61.64     62.56          87.06
South Carolina              3     210,365.68               0.28     6.697       719       70,122     82.14     82.14         100.00
Tennessee                   6     572,233.28               0.76     7.032       735       95,372     76.49     76.50          41.56
Texas                      19   2,950,721.96               3.93     6.698       690      155,301     66.49     68.22          58.04
Virginia                    6   1,582,863.87               2.11     6.659       753      263,811     66.50     68.70          10.99
Washington                  4     651,224.06               0.87     7.007       681      162,806     77.90     90.43          52.63
Wisconsin                   2     170,585.44               0.23     6.658       729       85,293     75.26     83.71         100.00
                          ---  -------------             ------     -----       ---      -------     -----     -----         ------
Total:                    376  75,090,206.28             100.00     6.776       711      199,708     66.01     71.58          20.73

                                   Aggregate     % of Aggregate            Weighted      Average  Weighted  Weighted
                    Number of      Principal  Principal Balance  Weighted   Average    Principal   Average   Average        Percent
                     Mortgage        Balance  Outstanding as of   Average    Credit      Balance  Original  Original           Full
Occupancy Type          Loans    Outstanding   the Cut-off Date    Coupon     Score  Outstanding       LTV      CLTV  Documentation
--------------          -----    -----------   ----------------    ------     -----  -----------       ---      ----  -------------
Occupancy Type
Primary                   310  58,544,144.74              77.97     6.771       709      188,852     67.11     73.58          24.81
Investment                 52  11,219,394.89              14.94     6.826       730      215,758     63.38     66.84           3.73
Second Home                14   5,326,666.65               7.09     6.722       697      380,476     59.44     59.55          11.70
                          ---  -------------             ------     -----       ---      -------     -----     -----         ------
Total:                    376  75,090,206.28             100.00     6.776       711      199,708     66.01     71.58          20.73

                                   Aggregate     % of Aggregate            Weighted      Average  Weighted  Weighted
                    Number of      Principal  Principal Balance  Weighted   Average    Principal   Average   Average        Percent
                     Mortgage        Balance  Outstanding as of   Average    Credit      Balance  Original  Original           Full
Property Type           Loans    Outstanding   the Cut-off Date    Coupon     Score  Outstanding       LTV      CLTV  Documentation
-------------           -----    -----------   ----------------    ------     -----  -----------       ---      ----  -------------
Single Family
  Residence               290  54,252,282.63              72.25     6.737       710      187,077     66.19     71.36          25.01
2-4 Family                 35   8,844,960.36              11.78     7.018       717      252,713     63.72     69.86           5.30
PUD                        29   7,783,876.73              10.37     6.910       694      268,410     69.03     77.23          15.96
Condominium                22   4,209,086.56               5.61     6.517       737      191,322     62.91     67.54           6.83
                          ---  -------------             ------     -----       ---      -------     -----     -----          -----
Total:                    376  75,090,206.28             100.00     6.776       711      199,708     66.01     71.58          20.73


                                                                            A-20
--------------------------------------------------------------------------------
Recipients should read the information contained in the 'Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
SUBGROUP 1.2 (6.0 BUCKET)

                                   Aggregate     % of Aggregate            Weighted      Average  Weighted  Weighted
                    Number of      Principal  Principal Balance  Weighted   Average    Principal   Average   Average        Percent
                     Mortgage        Balance  Outstanding as of   Average    Credit      Balance  Original  Original           Full
Loan Purpose            Loans    Outstanding   the Cut-off Date    Coupon     Score  Outstanding       LTV      CLTV  Documentation
------------            -----    -----------   ----------------    ------     -----  -----------       ---      ----  -------------
Purchase                   71  24,523,232.35              32.66     7.295       702      345,398     74.30     86.63           6.14
Refinance --
  Rate Term                61  13,453,672.76              17.92     6.640       724      220,552     61.73     64.00          20.36
Refinance --
  Cashout                 244  37,113,301.17              49.42     6.481       712      152,104     62.09     64.38          30.51
                          ---  -------------             ------     -----       ---      -------     -----     -----          -----
Total:                    376  75,090,206.28             100.00     6.776       711      199,708     66.01     71.58          20.73
                          ===  =============             ======     =====       ===      =======     =====     =====          =====


                                   Aggregate     % of Aggregate            Weighted      Average  Weighted  Weighted
                    Number of      Principal  Principal Balance  Weighted   Average    Principal   Average   Average        Percent
Wachovia             Mortgage        Balance  Outstanding as of   Average    Credit      Balance  Original  Original           Full
Documentation           Loans    Outstanding   the Cut-off Date    Coupon     Score  Outstanding       LTV      CLTV  Documentation
------------            -----    -----------   ----------------    ------     -----  -----------       ---      ----  -------------
Full                        1     518,249.73               0.69     6.250       786      518,250     44.44     44.44         100.00
No Income
  No Assets                 1      59,798.04               0.08     6.250       669       59,798     40.82     40.82           0.00
No Income
  No Assets
  No Employment            13   2,216,303.60               2.95     6.240       729      170,485     34.16     34.34           0.00
No Income
  Verified Assets           2     708,000.00               0.94     6.262       657      354,000     77.71     86.19           0.00
No Ratio                    2     319,016.63               0.42     7.305       649      159,508     65.87     65.87           0.00
Stated Income
  Stated Assets             7   2,270,096.61               3.02     6.304       735      324,300     58.38     65.84           0.00
Stated Income
  Verified Assets          11   2,827,359.00               3.77     6.434       725      257,033     66.34     66.91           0.00
                           --  -------------              -----     -----       ---      -------     -----     -----          -----
Total:                     37   8,918,823.61              11.88     6.358       724      241,049     55.76     58.56           5.81
                           ==  =============              =====     =====       ===      =======     =====     =====          =====


                                   Aggregate     % of Aggregate            Weighted      Average  Weighted  Weighted
                    Number of      Principal  Principal Balance  Weighted   Average    Principal   Average   Average        Percent
Ameriquest           Mortgage        Balance  Outstanding as of   Average    Credit      Balance  Original  Original           Full
Documentation           Loans    Outstanding   the Cut-off Date    Coupon     Score  Outstanding       LTV      CLTV  Documentation
------------            -----    -----------   ----------------    ------     -----  -----------       ---      ----  -------------
Full                      112   9,172,738.38              12.22     6.357       737       81,899     69.38     70.89         100.00
Stated                     18   2,525,347.31               3.36     6.667       740      140,297     68.45     73.86           0.00
Limited                     9     584,446.78               0.78     6.108       703       64,939     52.37     52.55           0.00
                          ---  -------------              -----     -----       ---      -------     -----     -----          -----
Total:                    139  12,282,532.46              16.36     6.409       736       88,364     68.38     70.63          74.68
                          ===  =============              =====     =====       ===      =======     =====     =====         ======


                                   Aggregate     % of Aggregate            Weighted      Average  Weighted  Weighted
                    Number of      Principal  Principal Balance  Weighted   Average    Principal   Average   Average        Percent
Indymac              Mortgage        Balance  Outstanding as of   Average    Credit      Balance  Original  Original           Full
Documentation           Loans    Outstanding   the Cut-off Date    Coupon     Score  Outstanding       LTV      CLTV  Documentation
------------            -----    -----------   ----------------    ------     -----  -----------       ---      ----  -------------
Full                       30   5,876,914.34               7.83     6.640       710      195,897     72.34     76.57         100.00
No Documentation           49   8,527,295.30              11.36     6.583       710      174,026     50.37     51.56           0.00
No Income
  No Assets                12   3,477,221.65               4.63     6.467       707      289,768     61.26     61.26           0.00
No Ratio                   20   8,131,159.15              10.83     6.945       695      406,558     67.72     74.79           0.00
Reduced                    88  27,742,005.22              36.94     7.151       702      315,250     71.96     81.80           0.00
Stated Income
  Stated Assets             1     134,254.55               0.18     6.375       681      134,255      36.8     36.80           0.00
                          ---  -------------              -----     -----       ---      -------     -----     -----          -----
Total:                    200  53,888,850.21              71.77     6.928       703      269,444     67.17     73.95          10.91
                          ===  =============              =====     =====       ===      =======     =====     =====         ======


                                                                            A-21
--------------------------------------------------------------------------------
Recipients should read the information contained in the 'Important Notices' section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)
FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
GROUP II SUMMARY


Total Current Balance:                                       $374,574,515
Total Number of Loans:                                           1447


                                     Average or
                                Weighted Average (1)           Minimum                     Maximum

Current Balance                     $258,862.83               $41,970.35                $1,920,000.00
Original Balance                    $259,643.60               $42,000.00                $1,920,000.00


Loan Rate                              6.841%                   5.500%                      9.800%
Servicing Fee                          0.250%                   0.250%                      0.250%
Net Loan Rate                          6.591%                   5.250%                      9.550%


Original LTV                           72.01%                   11.70%                      95.00%
Original CLTV                          77.45%                   11.70%                     100.00%

Credit Score (3)                         719                      593                        819

Original Term (mos)                      359                      240                        360
Remaining Term (mos)                     355                      230                        360
Seasoning (mos)                           4                        0                          12


IO Original Term (2)                     111                      60                         120
IO Remaining Term (2)                    107                      50                         120

Top State Concentrations (1)           CA(20.52%),FL(13.01%),NJ(10.58%),VA(7.58%),NY(6.06%)


First Pay Date                                                03/01/2006                  03/01/2007
Maturity Date                                                 04/01/2026                  02/01/2037

(1)  Based on current balances.
(2)  For Interest-Only loans.
(3)  For loans with Credit Scores.





Recipients should read the information contained in the 'Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
GROUP 2


                                              % of Aggregate
                                                   Principal
                                   Aggregate         Balance             Weighted       Average   Weighted  Weighted
                   Number of       Principal     Outstanding   Weighted   Average     Principal    Average   Average        Percent
                    Mortgage         Balance       as of the    Average    Credit       Balance   Original  Original           Full
Product Type           Loans     Outstanding    Cut-off Date     Coupon     Score   Outstanding        LTV      CLTV  Documentation
Fixed - 20 Year           17     2,907,209.86           0.78      6.801       733       171,012      76.27     77.14           71.66
Fixed - 25 Year           11     1,533,663.00           0.41      6.817       736       139,424      75.12     75.18           89.98
Fixed - 30 Year        1,419   370,133,642.41          98.81      6.841       719       260,841      71.96     77.46           35.75
Total:                 1,447   374,574,515.27         100.00      6.841       719       258,863      72.01     77.45           36.25

                                              % of Aggregate
                                                   Principal
                                   Aggregate         Balance             Weighted       Average   Weighted  Weighted
                   Number of       Principal     Outstanding   Weighted   Average     Principal    Average   Average        Percent
                    Mortgage         Balance       as of the    Average    Credit       Balance   Original  Original           Full
Amortization Type      Loans     Outstanding    Cut-off Date     Coupon     Score   Outstanding        LTV      CLTV  Documentation
Interest Only            307  102,890,917.31           27.47      6.909       727       335,150       74.35    83.74           51.19
Principal and
 Interest              1,140  271,683,597.96           72.53      6.815       716       238,319       71.12    75.06           30.59
Total:                 1,447  374,574,515.27          100.00      6.841       719       258,863       72.01    77.45           36.25


                                                     % of Aggregate
                                                          Principal
                                           Aggregate        Balance           Weighted      Average Weighted Weighted
                           Number of       Principal    Outstanding  Weighted  Average    Principal  Average  Average        Percent
Cutt-off Stated             Mortgage         Balance      as of the   Average   Credit      Balance Original Original           Full
Principal Balances             Loans     Outstanding   Cut-off Date    Coupon    Score  Outstanding      LTV     CLTV  Documentation
0.01 to 100,000.00               162   12,791,024.35         3.41       7.012       721     78,957      75.10   78.56          45.13
100,000.01 to 200,000.00         524   77,235,830.75        20.62       6.902       712    147,397      72.61   77.39          41.16
200,000.01 to 300,000.00         325   79,610,636.26        21.25       6.826       714    244,956      73.62   79.49          38.81
300,000.01 to 400,000.00         194   67,086,142.00        17.91       6.787       711    345,805      72.99   79.12          39.31
400,000.01 to 500,000.00         110   48,734,090.51        13.01       6.804       729    443,037      71.56   75.92          32.38
500,000.01 to 600,000.00          74   40,421,092.80        10.79       6.784       724    546,231      70.34   76.81          29.68
600,000.01 to 700,000.00          23   15,191,376.55         4.06       6.852       736    660,495      74.21   79.74          44.07
700,000.01 to 800,000.00          11    8,287,979.34         2.21       6.858       744    753,453      71.14   76.75          28.07
800,000.01 to 900,000.00          10    8,570,697.01         2.29       6.802       710    857,070      61.27   63.50           9.64
900,000.01 to 1,000,000.00         7    6,827,224.70         1.82       6.817       738    975,318      65.69   72.80          14.62
1,100,000.01 to 1,200,000.00       3    3,548,421.00         0.95       6.832       757  1,182,807      64.20   77.58          66.18
1,200,000.01 to 1,300,000.00       2    2,600,000.00         0.69       6.938       729  1,300,000      62.05   64.55           0.00
1,500,000.01 to 2,000,000.00       2    3,670,000.00         0.98       7.339       720  1,835,000      64.77   69.54           0.00
Total:                         1,447  374,574,515.27       100.00       6.841       719    258,863      72.01   77.45          36.25



                                              % of Aggregate
                                                   Principal
                                   Aggregate         Balance             Weighted       Average   Weighted  Weighted
                   Number of       Principal     Outstanding   Weighted   Average     Principal    Average   Average        Percent
Current             Mortgage         Balance       as of the    Average    Credit       Balance   Original  Original           Full
Mortgage Rates         Loans     Outstanding    Cut-off Date     Coupon     Score   Outstanding        LTV      CLTV  Documentation
5.251 to 5.500             1      127,059.00            0.03      5.500       717       127,059      80.00    100.00          100.00
5.501 to 5.750             3      690,470.00            0.18      5.750       728       230,157      72.77     72.82          100.00
5.751 to 6.000            54   14,731,719.06            3.93      5.975       739       272,810      62.57     63.89           45.87
6.001 to 6.250           109   31,133,467.50            8.31      6.199       729       285,628      61.60     65.06           24.49
6.251 to 6.500           255   63,901,991.69           17.06      6.439       726       250,596      66.63     69.79           40.22
6.501 to 6.750           267   77,332,331.89           20.65      6.692       722       289,634      69.11     75.24           38.80
6.751 to 7.000           268   75,259,012.29           20.09      6.926       721       280,817      73.52     79.97           36.73
7.001 to 7.250           217   49,888,786.10           13.32      7.189       711       229,902      79.20     87.10           39.90
7.251 to 7.500           143   32,772,257.15            8.75      7.430       705       229,177      80.12     88.13           33.69
7.501 to 7.750            91   20,096,970.23            5.37      7.691       698       220,846      82.30     86.12           19.18
7.751 to 8.000            29    6,952,276.44            1.86      7.895       686       239,734      80.57     81.56           25.08
8.001 to 8.250             3      459,543.92            0.12      8.203       746       153,181      94.11     94.11           17.76
8.251 to 8.500             2      279,659.00            0.07      8.375       698       139,830      89.15     89.15           50.08
8.501 to 8.750             1      109,893.00            0.03      8.625       685       109,893      95.00     95.00          100.00
8.751 to 9.000             2      483,523.00            0.13      8.998       645       241,762      81.54     89.97           15.67
9.251 to 9.500             1      288,855.00            0.08      9.375       681       288,855      95.00     95.00          100.00
9.751 to 10.000            1       66,700.00            0.02      9.800       683        66,700      35.90     35.90            0.00
Total:                 1,447  374,574,515.27          100.00      6.841       719       258,863      72.01     77.45           36.25

Recipients should read the information contained in the 'Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
GROUP 2


                                              % of Aggregate
                                                   Principal
                                   Aggregate         Balance             Weighted       Average   Weighted  Weighted
                   Number of       Principal     Outstanding   Weighted   Average     Principal    Average   Average        Percent
                    Mortgage         Balance       as of the    Average    Credit       Balance   Original  Original           Full
Remaining Term         Loans     Outstanding    Cut-off Date     Coupon     Score   Outstanding        LTV      CLTV  Documentation
229 to 240                17    2,907,209.86            0.78      6.801       733       171,012      76.27     77.14           71.66
289 to 300                11    1,533,663.00            0.41      6.817       736       139,424      75.12     75.18           89.98
337 to 348                 2      451,728.24            0.12      6.707       718       225,864      80.95     80.95          100.00
349 to 360             1,417  369,681,914.17           98.69      6.841       719       260,891      71.95     77.45           35.67
Total:                 1,447  374,574,515.27          100.00      6.841       719       258,863      72.01     77.45           36.25

                                              % of Aggregate
                                                   Principal
                                   Aggregate         Balance             Weighted       Average   Weighted  Weighted
Original           Number of       Principal     Outstanding   Weighted   Average     Principal    Average   Average        Percent
Loan-to-Value       Mortgage         Balance       as of the    Average    Credit       Balance   Original  Original           Full
Ratios                 Loans     Outstanding    Cut-off Date     Coupon     Score   Outstanding        LTV      CLTV  Documentation
10.01 to 20.00             9    1,576,739.66            0.42      6.391       749       175,193       16.01    16.01           0.00
20.01 to 30.00            19    3,540,721.60            0.95      6.579       744       186,354       25.66    28.00          10.64
30.01 to 40.00            52   10,766,418.29            2.87      6.495       729       207,047       35.01    36.28          20.79
40.01 to 50.00            65   18,583,515.21            4.96      6.612       727       285,900       45.87    47.18          21.32
50.01 to 60.00           150   49,076,677.99           13.10      6.585       717       327,178       56.51    59.00          10.17
60.01 to 70.00           161   49,490,074.88           13.21      6.668       722       307,392       66.48    69.81          26.76
70.01 to 75.00            92   26,652,855.02            7.12      6.772       723       289,705       73.27    77.19          45.91
75.01 to 80.00           645  166,490,693.21           44.45      6.919       718       258,125       79.62    89.16          42.96
80.01 to 85.00            39    8,573,856.53            2.29      7.087       699       219,842       83.80    83.83          35.30
85.01 to 90.00           130   25,336,235.95            6.76      7.197       708       194,894       89.30    89.70          58.71
90.01 to 95.00            85   14,486,726.93            3.87      7.416       716       170,432       94.82    94.93          64.35
Total:                 1,447  374,574,515.27          100.00      6.841       719       258,863       72.01    77.45          36.25

                                              % of Aggregate
                                                   Principal
                                   Aggregate         Balance             Weighted       Average   Weighted  Weighted
                   Number of       Principal     Outstanding   Weighted   Average     Principal    Average   Average        Percent
                    Mortgage         Balance       as of the    Average    Credit       Balance   Original  Original           Full
Credit Scores          Loans     Outstanding    Cut-off Date     Coupon     Score   Outstanding        LTV      CLTV  Documentation
<=0                        2      713,441.73            0.19      7.238         0       356,721      75.17     75.17           90.76
576 to 600                 1      183,451.28            0.05      6.250       593       183,451      58.99     58.99            0.00
601 to 625                17    3,459,855.59            0.92      7.131       623       203,521      72.35     75.64            7.21
626 to 650                85   21,588,120.12            5.76      7.074       638       253,978      72.06     75.21           12.22
651 to 675               108   26,915,707.26            7.19      6.897       663       249,220      71.35     74.34           13.38
676 to 700               376   93,855,434.03           25.06      6.948       688       249,616      73.26     78.99           35.88
701 to 725               294   68,399,266.27           18.26      6.861       713       232,651      74.44     81.49           43.00
726 to 750               219   58,075,884.76           15.50      6.726       737       265,187      72.05     78.72           42.21
751 to 775               187   52,835,622.67           14.11      6.740       762       282,543      72.31     77.60           35.54
776 to 800               125   38,382,296.58           10.25      6.721       786       307,058      66.19     70.07           39.23
801 to 825                33   10,165,434.98            2.71      6.581       807       308,043      65.82     69.82           70.99
Total:                 1,447  374,574,515.27          100.00      6.841       719       258,863      72.01     77.45           36.25

Recipients should read the information contained in the 'Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
GROUP 2

                                              % of Aggregate
                                                   Principal
                                   Aggregate         Balance             Weighted       Average   Weighted  Weighted
                   Number of       Principal     Outstanding   Weighted   Average     Principal    Average   Average        Percent
                    Mortgage         Balance       as of the    Average    Credit       Balance   Original  Original           Full
Geographic Area        Loans     Outstanding    Cut-off Date     Coupon     Score   Outstanding        LTV      CLTV  Documentation
Alabama                   14    1,830,683.55            0.49       7.083       711      130,763      84.91     88.03           47.13
Alaska                     3      762,663.73            0.20       7.433       693      254,221      80.74     80.74           26.93
Arizona                   39    8,904,813.05            2.38       6.746       695      228,329      70.27     72.37           31.24
Arkansas                   5      586,923.74            0.16       7.358       712      117,385      86.32     86.35           54.95
California               222   76,846,240.03           20.52       6.675       720      346,154      67.21     67.21           15.54
Colorado                  19    4,359,668.76            1.16       6.907       721      229,456      67.73     72.84            6.76
Connecticut               21    6,897,932.62            1.84       6.954       711      328,473      74.68     78.41           50.61
Delaware                   7    1,594,788.18            0.43       7.150       713      227,827      82.04     88.69           32.95
District of Columbia       6    2,204,028.86            0.59       6.637       724      367,338      66.82     73.66           15.42
Florida                  203   48,737,787.03           13.01       6.881       713      240,088      70.50     75.27           21.40
Georgia                   53    9,786,162.93            2.61       6.801       712      184,645      78.61     88.22           43.75
Hawaii                     9    2,561,641.25            0.68       6.898       729      284,627      71.29     71.31           59.25
Idaho                      1      225,041.97            0.06       7.000       680      225,042      80.00    100.00          100.00
Illinois                  48    9,487,099.78            2.53       7.183       712      197,648      75.45     80.99           18.51
Indiana                    6      729,408.86            0.19       7.086       722      121,568      86.01     86.10           87.90
Iowa                       5      537,818.15            0.14       6.938       719      107,564      85.92     85.97           82.72
Kansas                     7      986,999.14            0.26       6.871       715      141,000      74.62     74.66           36.33
Kentucky                   3      320,712.08            0.09       6.915       743      106,904      73.72     78.90           57.94
Louisiana                 10    1,820,117.10            0.49       7.173       689      182,012      84.73     97.35           11.58
Maine                     10    1,958,895.78            0.52       6.788       698      195,890      71.57     71.59           40.81
Maryland                  66   20,409,338.90            5.45       6.803       728      309,232      74.93     83.73           65.19
Massachusetts             33    9,446,499.60            2.52       6.906       711      286,258      74.97     78.63           23.66
Michigan                  20    3,468,503.26            0.93       6.779       726      173,425      77.56     82.61           57.91
Minnesota                 14    2,949,709.47            0.79       6.786       740      210,694      79.35     82.02           69.37
Mississippi                6      773,734.12            0.21       7.184       711      128,956      85.94     89.11           27.26
Missouri                  17    2,374,323.71            0.63       7.026       709      139,666      79.42     87.13           35.48
Montana                    2      237,313.32            0.06       7.447       724      118,657      82.86     82.86            0.00
Nebraska                   7      860,419.39            0.23       7.134       701      122,917      82.99     93.65           39.75
Nevada                    16    4,122,167.86            1.10       6.774       712      257,635      72.07     74.71           47.78
New Hampshire              3      512,256.87            0.14       6.817       689      170,752      76.67     88.66            0.00
New Jersey               112   39,614,002.61           10.58       6.924       724      353,696      71.29     79.04           47.08
New Mexico                 6    1,245,330.38            0.33       6.885       735      207,555      72.99     79.99           41.88
New York                  69   22,704,774.49            6.06       6.892       712      329,055      70.95     77.50           35.01
North Carolina            38    8,465,865.57            2.26       6.697       733      222,786      73.93     83.80           30.55
North Dakota               1      149,175.00            0.04       6.500       750      149,175      79.70     79.70            0.00
Ohio                      38    5,399,906.14            1.44       6.843       721      142,103      84.54     85.41           69.28
Oklahoma                   9    1,119,579.25            0.30       7.264       690      124,398      84.54     93.19           45.33
Oregon                     5      861,295.00            0.23       6.719       737      172,259      77.62     77.69           86.07
Pennsylvania              56   10,466,266.41            2.79       6.896       714      186,898      77.79     83.18           50.02
Rhode Island              11    2,473,794.66            0.66       6.793       722      224,890      73.98     75.74           42.33
South Carolina            20    3,877,220.60            1.04       6.563       724      193,861      65.42     68.80           11.94
South Dakota               2      253,473.76            0.07       7.810       724      126,737      94.27     94.49           47.68
Tennessee                 11    1,213,496.64            0.32       7.045       694      110,318      85.95     89.10           48.14
Texas                     70   12,116,802.23            3.23       6.977       701      173,097      79.87     88.18           28.78
Utah                       5      977,427.60            0.26       6.972       723      195,486      74.04     88.08           38.08
Vermont                    4      525,102.37            0.14       6.928       765      131,276      60.64     60.78           76.23
Virginia                  76   28,377,836.88            7.58       6.800       742      373,393      73.96     82.43           68.30
Washington                21    5,892,364.72            1.57       6.696       721      280,589      79.71     81.64           64.26
Wisconsin                 17    2,392,919.87            0.64       7.602       699      140,760      83.65     86.29           62.03
Wyoming                    1      154,188.00            0.04       6.750       681      154,188      66.24     66.48          100.00
Total:                 1,447  374,574,515.27          100.00       6.841       719      258,863      72.01     77.45           36.25


                                              % of Aggregate
                                                   Principal
                                   Aggregate         Balance             Weighted       Average   Weighted   Weighted
                   Number of       Principal     Outstanding   Weighted   Average     Principal    Average    Average        Percent
                    Mortgage         Balance       as of the    Average    Credit       Balance   Original   Original           Full
Occupancy Type         Loans     Outstanding    Cut-off Date     Coupon     Score   Outstanding        LTV       CLTV  Documentation
Primary                1,153  310,277,049.25           82.83      6.825       718       269,104      79.24      79.48          40.89
Investment               246   48,376,692.87           12.92      6.937       723       196,653      66.61      67.65          13.60
Second Home               48   15,920,773.15            4.25      6.847       727       331,683      64.45      67.56          14.74
Total:                 1,447  374,574,515.27          100.00      6.841       719       258,863      72.01      77.45          36.25

Recipients should read the information contained in the 'Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
GROUP 2

                                              % of Aggregate
                                                   Principal
                                   Aggregate         Balance             Weighted       Average   Weighted  Weighted
                   Number of       Principal     Outstanding   Weighted   Average     Principal    Average   Average        Percent
                    Mortgage         Balance       as of the    Average    Credit       Balance   Original  Original           Full
Property Type          Loans     Outstanding    Cut-off Date     Coupon     Score   Outstanding        LTV      CLTV  Documentation
Single Family
  Residence              993  250,825,238.64           66.96      6.834        717      252,593      72.49     77.31           37.83
PUD                      209   62,276,943.33           16.63      6.779        727      297,976      72.36     80.38           40.30
2-4 Family               123   35,505,413.18            9.48      6.987        717      288,662      68.93     72.62           12.96
Condominium              119   25,081,121.90            6.70      6.847        721      210,766      70.49     78.06           42.19
Townhouse                  2      625,798.22            0.17      6.548        734      312,899      79.01     89.50          100.00
Vacant Land                1      260,000.00            0.07      7.625        761      260,000      80.00     80.00            0.00
Total:                 1,447  374,574,515.27          100.00      6.841        719      258,863      72.01     77.45           36.25

                                              % of Aggregate
                                                   Principal
                                   Aggregate         Balance             Weighted       Average   Weighted  Weighted
                   Number of       Principal     Outstanding   Weighted   Average     Principal    Average   Average        Percent
                    Mortgage         Balance       as of the    Average    Credit       Balance   Original  Original           Full
Loan Purpose           Loans     Outstanding    Cut-off Date     Coupon     Score   Outstanding        LTV      CLTV  Documentation
Purchase
Refinance -              527  136,261,136.67           36.38      6.969       730       258,560      78.18     88.63          46.59
  Rate Term              198   52,707,770.11           14.07      6.806       715       266,201      69.51     74.62          29.11
Refinance -
  Cashout                722  185,605,608.49           49.55      6.756       712       257,071      68.20     70.04          30.69
Total:                 1,447  374,574,515.27          100.00      6.841       719       258,863      72.01     77.45          36.25


                                                 % of Aggregate
                                                      Principal
                                        Aggregate       Balance            Weighted      Average   Weighted  Weighted
                         Number of      Principal   Outstanding  Weighted   Average    Principal    Average   Average        Percent
Wachovia                  Mortgage        Balance     as of the   Average    Credit      Balance   Original  Original           Full
Documentation                Loans    Outstanding  Cut-off Date    Coupon     Score  Outstanding        LTV      CLTV  Documentation
Full                            33   8,030,906.97          2.14     6.618       716      243,361      72.28     81.82         100.00
Limited                          2     279,000.00          0.07     6.375       687      139,500      79.06     92.25           0.00
1 Paystub & 2 W2's              19   4,357,751.82          1.16     6.949       684      229,355      77.78     85.96           0.00
1 Paystub, W2 or 1040            1      54,150.00          0.01     7.125       655       54,150      95.00     95.00           0.00
2Yr 1040 and/or Business
   Records                       3   1,512,796.99          0.40     6.802       721      504,266      70.77     72.83           0.00
No Income No Assets             33   9,103,869.46          2.43     6.847       715      275,875      61.40     65.20           0.00
No Income No Assets No
   Employment                  114  24,659,347.33          6.58     6.855       717      216,310      60.17     61.01           0.00
No Income Verified
  Assets                        78  24,242,581.58          6.47     6.656       720      310,802      64.25     66.93           0.00
No Ratio                        35  12,036,628.81          3.21     6.963       710      343,904      68.47     71.26           0.00
Stated Income
  Stated Assets                 99  25,841,584.99          6.90     6.703       701      261,026      61.11     64.29           0.00
Stated Income
  Verified Assets              203  56,657,072.09         15.13     6.774       712      279,099      69.72     74.36           0.00
Written Verification of
  Employment                     1     148,236.15          0.04     7.750       750      148,236      90.00     90.00           0.00
Total:                         621 166,923,926.19         44.56     6.773       712      268,799      66.02     69.73           4.81


                                               % of Aggregate
                                                    Principal
                                    Aggregate         Balance             Weighted       Average   Weighted  Weighted
                    Number of       Principal     Outstanding   Weighted   Average     Principal    Average   Average        Percent
Ameriquest           Mortgage         Balance       as of the    Average    Credit       Balance   Original  Original           Full
Documentation           Loans     Outstanding    Cut-off Date     Coupon     Score   Outstanding        LTV      CLTV  Documentation
Full                      371   69,902,615.71           18.66      6.801       721       188,417      77.52     80.03         100.00
Stated                    221   53,610,457.53           14.31      7.003       717       242,581      77.13     84.97           0.00
Limited                    26    6,197,554.02            1.65      6.598       720       238,367      76.82     79.17           0.00
Reduced                     2      946,867.00            0.25      7.161       689       473,434      80.00    100.00           0.00
Stated Income Stated
  Assets                    4    1,319,370.30            0.35      7.313       707       329,843      80.00    100.00           0.00
Total:                    624  131,976,864.56           35.23      6.881       719       211,501      77.37     82.34          52.97

                                              % of Aggregate
                                                   Principal
                                   Aggregate         Balance             Weighted       Average   Weighted  Weighted
                   Number of       Principal     Outstanding   Weighted   Average     Principal    Average   Average         Percent
Documentation -     Mortgage         Balance       as of the    Average    Credit       Balance   Original  Original            Full
All Others             Loans     Outstanding    Cut-off Date     Coupon     Score   Outstanding        LTV      CLTV   Documentation
Full                     165   57,860,801.16           15.45      6.855       739       350,672      77.01     87.57          100.00
Stated                     1      263,198.00            0.07      6.875       765       263,198      80.00     95.00            0.00
No Income
  No Assets                7    5,342,470.00            1.43      7.356       701       763,210      65.40     66.62            0.00
No Income
  Verified Assets          2    1,058,179.00            0.28      6.950       730       529,090      78.47     93.34            0.00
No Ratio                   2      759,718.36            0.20      7.220       665       379,859      80.00     80.00            0.00
Stated Income
  Stated Assets            8    3,925,050.00            1.05      7.203       703       490,631      72.03     84.08            0.00
Stated Income
  Verified
  Assets                  17    6,464,308.00            1.73      6.921       745       380,253      75.61     87.65            0.00
Total:                   202   75,673,724.52           20.20      6.920       734       374,622      75.87     85.95           76.46

Recipients should read the information contained in the 'Important Notices' section following the cover page of this Free Writing Prospectus.

                            FREE WRITING PROSPECTUS FOR
                            MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
[MERRILL LYNCH LOGO]        COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                            SUBGROUP 2.1 (6.0 BUCKET)

Total Current Balance:                                               $62,178,600
Total Number of Loans:                                                   299

                                                   Average or
                                               Weighted Average (1)   Minimum         Maximum
Current Balance                                     $207,955          $22,000      $1,000,000
Original Balance                                    $260,688          $44,000      $1,000,000

Loan Rate                                            6.184%            5.500%        6.375%
Servicing Fee                                        0.250%            0.250%        0.250%
Net Loan Rate                                        5.934%            5.250%        6.125%

Original LTV                                         62.77%            11.70%        95.00%
Original CLTV                                        65.36%            11.70%       100.00%

Credit Score (3)                                      731               593           815

Original Term (mos)                                   359               240           360
Remaining Term (mos)                                  355               233           360
Seasoning (mos)                                        4                 0             12

IO Original Term (2)                                  108               60            120
IO Remaining Term (2)                                 104               50            120

Top State Concentrations (1)                   CA(33.25%),FL(10.87%),NJ(7.80%),NY(5.86%),MD(5.73%)

First Pay Date                                                      03/01/2006    03/01/2007
Maturity Date                                                       07/01/2026    02/01/2037

(1) Based on current balances.
(2) For Interest-Only loans.
(3) For loans with Credit Scores.

--------------------------------------------------------------------------------
  Recipients should read the information contained in the `Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
SUBGROUP 2.1 (6.0 BUCKET)
--------------------------------------------------------------------------------

                                                                          % of Aggregate
                                                            Aggregate  Principal Balance  Weighted
                                         Number of  Principal Balance  Outstanding as of   Average
Product Type                        Mortgage Loans        Outstanding   the Cut-off Date    Coupon
------------                        --------------        -----------   ----------------    ------
Fixed - 20 Year                                  2         275,934.50               0.44     6.375
Fixed - 25 Year                                  4         321,152.50               0.52     6.277
Fixed - 30 Year                                293      61,581,512.64              99.04     6.182
                                               ---      -------------             ------     -----
Total:                                         299      62,178,599.64             100.00     6.184
                                               ===      =============             ======     =====

                                    Weighted      Average  Weighted  Weighted
                                     Average    Principal   Average   Average        Percent
                                      Credit      Balance  Original  Original           Full
Product Type                           Score  Outstanding       LTV      CLTV  Documentation
------------                           -----  -----------       ---      ----  -------------
Fixed - 20 Year                          797      137,967     79.04     79.04            100
Fixed - 25 Year                          761       80,288     66.94     66.94          76.07
Fixed - 30 Year                          731      210,176     62.68     65.29          33.77
                                         ---      -------     -----     -----          -----
Total:                                   731      207,955     62.77     65.36          34.28
                                         ===      =======     =====     =====          =====

                                                                          % of Aggregate
                                                            Aggregate  Principal Balance  Weighted
                                         Number of  Principal Balance  Outstanding as of   Average
Amortization Type                   Mortgage Loans        Outstanding   the Cut-off Date    Coupon
-----------------                   --------------        -----------   ----------------    ------
Interest Only                                   37       9,301,430.30              14.96     6.221
Principal and Interest                         262      52,877,169.34              85.04     6.177
                                               ---      -------------             ------     -----
Total:                                         299      62,178,599.64             100.00     6.184
                                               ===      =============             ======     =====

                                    Weighted      Average  Weighted  Weighted
                                     Average    Principal   Average   Average        Percent
                                      Credit      Balance  Original  Original           Full
Amortization Type                      Score  Outstanding       LTV      CLTV  Documentation
-----------------                      -----  -----------       ---      ----  -------------
Interest Only                            722      251,390     65.05     69.78          34.44
Principal and Interest                   733      201,821     62.37     64.58          34.25
                                         ---      -------     -----     -----          -----
Total:                                   731      207,955     62.77     65.36          34.28
                                         ===      =======     =====     =====          =====

                                                                          % of Aggregate
                                                            Aggregate  Principal Balance  Weighted
                                         Number of  Principal Balance  Outstanding as of   Average
Cutt-off Stated Principal Balances  Mortgage Loans        Outstanding   the Cut-off Date    Coupon
----------------------------------  --------------        -----------   ----------------    ------
0.01 to 100,000.00                              31       1,881,306.93               3.03     6.207
100,000.01 to 200,000.00                        94      10,429,849.88              16.77     6.184
200,000.01 to 300,000.00                        77      15,046,740.45              24.20     6.191
300,000.01 to 400,000.00                        47      13,234,180.37              21.28     6.177
400,000.01 to 500,000.00                        27       9,260,075.39              14.89     6.203
500,000.01 to 600,000.00                        16       6,892,750.60              11.09     6.172
600,000.01 to 700,000.00                         3       1,964,650.00               3.16     6.040
700,000.01 to 800,000.00                         1         743,900.00               1.20     6.250
800,000.01 to 900,000.00                         2       1,725,146.04               2.77     6.250
900,000.01 to 1,000,000.00                       1       1,000,000.00               1.61     6.125
                                                 -       ------------             ------     -----
Total:                                         299      62,178,599.64             100.00     6.184
                                               ===      =============             ======     =====

                                    Weighted      Average  Weighted  Weighted
                                     Average    Principal   Average   Average        Percent
                                      Credit      Balance  Original  Original           Full
Cutt-off Stated Principal Balances     Score  Outstanding       LTV      CLTV  Documentation
----------------------------------     -----  -----------       ---      ----  -------------
0.01 to 100,000.00                       748       60,687     61.12     63.16          44.56
100,000.01 to 200,000.00                 724      110,956     58.70     61.54          47.08
200,000.01 to 300,000.00                 723      195,412     62.07     64.87          29.77
300,000.01 to 400,000.00                 725      281,578     64.66     67.22          33.01
400,000.01 to 500,000.00                 729      342,966     64.80     66.16          31.49
500,000.01 to 600,000.00                 749      430,797     63.87     66.30          34.50
600,000.01 to 700,000.00                 766      654,883     69.07     76.39          34.69
700,000.01 to 800,000.00                 766      743,900     80.00     89.99         100.00
800,000.01 to 900,000.00                 735      862,573     55.12     55.12           0.00
900,000.01 to 1,000,000.00               772    1,000,000     55.56     55.56           0.00
                                         ---    ---------     -----     -----              -
Total:                                   731      207,955     62.77     65.36          34.28
                                         ===      =======     =====     =====         ======

                                                                          % of Aggregate
                                                            Aggregate  Principal Balance  Weighted
                                         Number of  Principal Balance  Outstanding as of   Average
Current Mortgage Rates              Mortgage Loans        Outstanding   the Cut-off Date    Coupon
----------------------              --------------        -----------   ----------------    ------
5.251 to 5.500                                   1         127,059.00               0.20     5.500
5.501 to 5.750                                   3         690,470.00               1.11     5.750
5.751 to 6.000                                  54      14,731,719.06              23.69     5.975
6.001 to 6.250                                 109      31,133,467.50              50.07     6.199
6.251 to 6.500                                 132      15,495,884.08              24.92     6.375
                                               ---      -------------             ------     -----
Total:                                         299      62,178,599.64             100.00     6.184
                                               ===      =============             ======     =====

                                    Weighted      Average  Weighted  Weighted
                                     Average    Principal   Average   Average        Percent
                                      Credit      Balance  Original  Original           Full
Current Mortgage Rates                 Score  Outstanding       LTV      CLTV  Documentation
----------------------                 -----  -----------       ---      ----  -------------
5.251 to 5.500                           717      127,059     80.00    100.00         100.00
5.501 to 5.750                           728      230,157     72.77     72.82         100.00
5.751 to 6.000                           739      272,810     62.57     63.89          45.87
6.001 to 6.250                           729      285,628     61.60     65.06          24.49
6.251 to 6.500                           728      117,393     64.74     66.74          39.48
                                         ---      -------     -----    ------         ------
Total:                                   731      207,955     62.77     65.36          34.28
                                         ===      =======     =====    ======         ======

                                                                          % of Aggregate
                                                            Aggregate  Principal Balance  Weighted
                                         Number of  Principal Balance  Outstanding as of   Average
Remaining Term                      Mortgage Loans        Outstanding   the Cut-off Date    Coupon
--------------                      --------------        -----------   ----------------    ------
229 to 240                                       2         275,934.50               0.44     6.375
289 to 300                                       4         321,152.50               0.52     6.277
337 to 348                                       1         174,017.24               0.28      6.00
349 to 360                                     292      61,407,495.40              98.76     6.183
                                               ---      -------------             ------     -----
Total:                                         299      62,178,599.64             100.00     6.184
                                               ===      =============             ======     =====

                                    Weighted      Average  Weighted  Weighted
                                     Average    Principal   Average   Average        Percent
                                      Credit      Balance  Original  Original           Full
Remaining Term                         Score  Outstanding       LTV      CLTV  Documentation
--------------                         -----  -----------       ---      ----  -------------
229 to 240                               797      137,967     79.04     79.04         100.00
289 to 300                               761       80,288     66.94     66.94          76.07
337 to 348                               760      174,017     76.52     76.52         100.00
349 to 360                               731      210,300     62.64     65.25          33.58
                                         ---      -------     -----     -----         ------
Total:                                   731      207,955     62.77     65.36          34.28
                                         ===      =======     =====     =====         ======

--------------------------------------------------------------------------------
  Recipients should read the information contained in the `Important Notices' section following the cover page of this Free Writing Prospectus.

                            FREE WRITING PROSPECTUS FOR
                            MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
[MERRILL LYNCH LOGO]        COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                                                                          % of Aggregate
                                                            Aggregate  Principal Balance  Weighted
                                         Number of  Principal Balance  Outstanding as of   Average
Original Loan-to-value Ratios       Mortgage Loans        Outstanding   the Cut-off Date    Coupon
-----------------------------       --------------        -----------   ----------------    ------
10.01 to 20.00                                   6         769,398.47               1.24     6.156
20.01 to 30.00                                   9       1,248,623.82               2.01     6.154
30.01 to 40.00                                  23       4,561,039.88               7.34     6.196
40.01 to 50.00                                  23       4,543,174.98               7.31     6.163
50.01 to 60.00                                  70      17,254,815.53              27.75     6.168
60.01 to 70.00                                  51      11,591,625.57              18.64     6.210
70.01 to 75.00                                  18       3,640,601.04               5.86     6.150
75.01 to 80.00                                  89      16,340,835.97              26.28     6.204
80.01 to 85.00                                   1         417,455.00               0.67     5.990
85.01 to 90.00                                   4         957,791.50               1.54     6.055
90.01 to 95.00                                   5         853,237.89               1.37     6.236
                                               ---      -------------            -------     -----
TOTAL:                                         299      62,178,599.64             100.00     6.184
                                               ===      =============             ======     =====

                                    Weighted      Average  Weighted  Weighted
                                     Average    Principal   Average   Average        Percent
                                      Credit      Balance  Original  Original           Full
Original Loan-to-value Ratios          Score  Outstanding       Ltv      Cltv  Documentation
-----------------------------          -----  -----------       ---      ----  -------------
10.01 to 20.00                           715      128,233     16.62     16.62           0.00
20.01 to 30.00                           743      138,736     26.66     26.66           8.91
30.01 to 40.00                           727      198,306     34.67     36.41          14.97
40.01 to 50.00                           729      197,529     45.36     45.39          25.95
50.01 to 60.00                           724      246,497     55.63     57.56          14.28
60.01 to 70.00                           732      227,287     66.58     69.68          22.00
70.01 to 75.00                           741      202,256     72.79     72.87          78.23
75.01 to 80.00                           739      183,605     79.23     84.31          64.95
80.01 to 85.00                           719      417,455     84.00     84.00           0.00
85.01 to 90.00                           711      239,448     89.13      89.2          56.46
90.01 to 95.00                           731      170,648     95.00     95.00          38.31
                                         ---      -------     -----     -----          -----
TOTAL:                                   731      207,955     62.77     65.36          34.28
                                         ===      =======     =====     =====          =====

                                                                          % of Aggregate
                                                            Aggregate  Principal Balance  Weighted
                                         Number of  Principal Balance  Outstanding as of   Average
Credit Scores                       Mortgage Loans        Outstanding   the Cut-off Date    Coupon
-------------                       --------------        -----------   ----------------    ------
576 to 600                                       1         183,451.28               0.30     6.250
601 to 625                                       4         818,125.27               1.32     6.259
626 to 650                                      10       2,225,254.36               3.58     6.177
651 to 675                                      21       3,381,243.66               5.44     6.272
676 to 700                                      47      10,222,062.29              16.44     6.220
701 to 725                                      54       8,778,389.37              14.12     6.176
726 to 750                                      62      13,025,137.50              20.95     6.143
751 to 775                                      52      12,990,227.71              20.89     6.167
776 to 800                                      37       7,494,527.31              12.05     6.213
801 to 825                                      11       3,060,180.90               4.92     6.139
                                               ---      -------------             ------     -----
TOTAL:                                         299      62,178,599.64             100.00     6.184
                                               ===      =============             ======     =====

                                    Weighted      Average  Weighted  Weighted
                                     Average    Principal   Average   Average        Percent
                                      Credit      Balance  Original  Original           Full
Credit Scores                          Score  Outstanding       Ltv      Cltv  Documentation
-------------                          -----  -----------       ---      ----  -------------
576 to 600                               593      183,451     58.99     58.99           0.00
601 to 625                               624      204,531     60.10     60.10           0.00
626 to 650                               643      222,525     55.72     57.68           0.00
651 to 675                               665      161,012     57.63     58.09          17.27
676 to 700                               688      217,491     60.48     65.24          19.01
701 to 725                               715      162,563     66.11     70.63          50.72
726 to 750                               737      210,083     64.25     66.98          51.76
751 to 775                               762      249,812     64.13     65.89          22.82
776 to 800                               785      202,555     59.83     60.23          27.42
801 to 825                               805      278,198     67.73     69.41          84.15
                                         ---      -------     -----     -----          -----
TOTAL:                                   731      207,955     62.77     65.36          34.28
                                         ===      =======     =====     =====          =====

--------------------------------------------------------------------------------
  Recipients should read the information contained in the `Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
SUBGROUP 2.1 (6.0 BUCKET)
--------------------------------------------------------------------------------

                                                                          % of Aggregate
                                                            Aggregate  Principal Balance  Weighted
                                         Number of  Principal Balance  Outstanding as of   Average
Geographic Area                     Mortgage Loans        Outstanding   the Cut-off Date    Coupon
---------------                     --------------        -----------   ----------------    ------
Arizona                                         11       2,156,707.13               3.47     6.232
California                                      84      20,675,522.12              33.25     6.188
Colorado                                         3         283,179.57               0.46     6.267
Connecticut                                      2         328,549.00               0.53     6.079
Delaware                                         1         213,700.00               0.34     6.250
District of Columbia                             2         419,920.00               0.68     6.274
Florida                                         36       6,756,050.81              10.87     6.226
Georgia                                         13       1,042,563.43               1.68     6.247
Hawaii                                           3         397,018.75               0.64     6.161
Illinois                                         6       1,049,892.23               1.69     6.157
Indiana                                          1          35,085.00               0.06     6.375
Iowa                                             1          51,345.50               0.08     6.375
Maine                                            3         443,172.00               0.71     6.044
Maryland                                        13       3,564,718.63               5.73     6.082
Massachusetts                                    7       1,762,673.21               2.83     6.216
Michigan                                         5       1,091,125.50               1.75     6.200
Minnesota                                        4       1,061,929.00               1.71     6.068
Missouri                                         1         213,397.32               0.34     6.250
Nevada                                           3         344,585.00               0.55     6.225
New Jersey                                      16       4,847,646.36               7.80     6.161
New Mexico                                       2         521,533.84               0.84     6.166
New York                                        14       3,644,564.23               5.86     6.100
North Carolina                                  13       1,984,542.93               3.19     6.142
Ohio                                             9       1,130,780.50               1.82     6.223
Oklahoma                                         1          34,803.00               0.06     6.375
Pennsylvania                                    11       1,566,859.27               2.52     6.266
Rhode Island                                     2         249,759.00               0.40     6.375
South Carolina                                   7       1,900,374.89               3.06     6.214
Tennessee                                        1          45,608.50               0.07     6.375
Texas                                           10         989,443.60               1.59     6.253
Vermont                                          1          50,018.50               0.08     6.375
Virginia                                         7       1,978,209.84               3.18     6.210
Washington                                       6       1,343,321.00               2.16     6.151
                                                 -       ------------               ----     -----
TOTAL:                                         299      62,178,599.64             100.00     6.184
                                               ===      =============                ===     =====

                                    Weighted      Average  Weighted  Weighted
                                     Average    Principal   Average   Average        Percent
                                      Credit      Balance  Original  Original           Full
Geographic Area                        Score  Outstanding       LTV      CLTV  Documentation
---------------                        -----  -----------       ---      ----  -------------
Arizona                                  715      196,064     60.21     60.25          27.62
California                               723      246,137     53.83     54.86          11.26
Colorado                                 798       94,393     48.32     48.32           0.00
Connecticut                              685      164,275     64.96     65.15         100.00
Delaware                                 774      213,700     77.71     77.71           0.00
District of Columbia                     679      209,960     72.58     88.77          80.95
Florida                                  730      187,668     59.61     62.33          17.29
Georgia                                  724       80,197     75.44     84.66          46.29
Hawaii                                   788      132,340     45.29     45.41          53.92
Illinois                                 741      174,982     63.42     65.47          29.08
Indiana                                  718       35,085     71.21     71.42         100.00
Iowa                                     734       51,346     74.82     74.82         100.00
Maine                                    733      147,724     68.16     68.23          85.90
Maryland                                 722      274,209     69.04     76.58          31.22
Massachusetts                            768      251,810     70.60     70.60          33.61
Michigan                                 749      218,225     73.74     73.76          45.27
Minnesota                                783      265,482     73.54     73.57         100.00
Missouri                                 704      213,397     80.00    100.00           0.00
Nevada                                   723      114,862     60.43     60.43          59.95
New Jersey                               745      302,978     74.96     79.53          73.64
New Mexico                               777      260,767     63.26     63.26         100.00
New York                                 745      260,326     61.97     62.32          61.24
North Carolina                           720      152,657     67.69     75.75          16.58
Ohio                                     721      125,642     81.48     83.52          84.77
Oklahoma                                 741       34,803     48.95     48.95         100.00
Pennsylvania                             730      142,442     74.86     76.09          64.76
Rhode Island                             718      124,880     66.78     66.78         100.00
South Carolina                           705      271,482     54.00     55.14           0.00
Tennessee                                703       45,609     80.00    100.00           0.00
Texas                                    711       98,944     79.98     92.75          61.01
Vermont                                  759       50,019     80.00     80.00         100.00
Virginia                                 770      282,601     70.45     76.34          61.47
Washington                               731      223,887     70.99     71.05          62.55
                                         ---      -------     -----     -----          -----
TOTAL:                                   731      207,955     62.77     65.36          34.28
                                         ===      =======     =====     =====          =====

                                                                          % of Aggregate
                                                            Aggregate  Principal Balance  Weighted
                                         Number of  Principal Balance  Outstanding as of   Average
Occupancy Type                      Mortgage Loans        Outstanding   the Cut-off Date    Coupon
--------------                      --------------        -----------   ----------------    ------
Primary                                        246      54,259,769.83              87.26     6.183
Investment                                      42       6,296,520.80              10.13     6.182
Second Home                                     11       1,622,309.01               2.61     6.218
                                                --       ------------               ----     -----
TOTAL:                                         299      62,178,599.64             100.00     6.184
                                               ===      =============                ===     =====

                                    Weighted      Average  Weighted  Weighted
                                     Average    Principal   Average   Average        Percent
                                      Credit      Balance  Original  Original           Full
Occupancy Type                         Score  Outstanding       LTV      CLTV  Documentation
--------------                         -----  -----------       ---      ----  -------------
Primary                                  730      220,568     63.72     66.55          36.04
Investment                               736      149,917     54.94     55.45          19.13
Second Home                              749      147,483     61.35     63.92          34.46
                                         ---      -------     -----     -----          -----
TOTAL:                                   731      207,955     62.77     65.36          34.28
                                         ===      =======     =====     =====          =====

                                                                          % of Aggregate
                                                            Aggregate  Principal Balance  Weighted
                                         Number of  Principal Balance  Outstanding as of   Average
Property Type                       Mortgage Loans        Outstanding   the Cut-off Date    Coupon
-------------                       --------------        -----------   ----------------    ------
Single Family Residence                        216      43,653,039.70              70.21     6.188
PUD                                             47      11,150,937.11              17.93     6.201
2-4 Family                                      16       3,786,473.46               6.09     6.147
Condominium                                     20       3,588,149.38               5.77     6.108
                                                --       ------------               ----     -----
TOTAL:                                         299      62,178,599.64                100     6.184
                                               ===      =============                ===     =====

                                    Weighted      Average  Weighted  Weighted
                                     Average    Principal   Average   Average        Percent
                                      Credit      Balance  Original  Original           Full
Property Type                          Score  Outstanding       LTV      CLTV  Documentation
-------------                          -----  -----------       ---      ----  -------------
Single Family Residence                  730      202,097     63.10     64.50          33.52
PUD                                      732      237,254     61.93     69.39          33.12
2-4 Family                               729      236,655     60.32     61.90          27.98
Condominium                              738      179,407     63.92     66.88          53.80
                                         ---      -------     -----     -----           ----
TOTAL:                                   731      207,955     62.77     65.36          34.28
                                         ===      =======     =====     =====          =====

--------------------------------------------------------------------------------
  Recipients should read the information contained in the `Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
Subgroup 2.1 (6.0 Bucket)
--------------------------------------------------------------------------------

                                                                          % of Aggregate
                                                            Aggregate  Principal Balance  Weighted
                                         Number of  Principal Balance  Outstanding as of   Average
Loan Purpose                        Mortgage Loans        Outstanding   the Cut-off Date    Coupon
------------                        --------------        -----------   ----------------    ------
Purchase                                        54       9,720,578.37              15.63     6.225
Refinance - Rate Term                           54      11,327,494.17              18.22     6.194
Refinance - Cashout                            191      41,130,527.10              66.15     6.171
                                               ---      -------------              -----     -----
Total:                                         299      62,178,599.64                100     6.184
                                               ===      =============                ===     =====

                                    Weighted      Average  Weighted  Weighted
                                     Average    Principal   Average   Average        Percent
                                      Credit      Balance  Original  Original           Full
Loan Purpose                           Score  Outstanding       LTV      CLTV  Documentation
------------                           -----  -----------       ---      ----  -------------
Purchase                                 744      180,011     75.28     83.45          63.47
Refinance - Rate Term                    736      209,768     60.73     63.17          20.61
Refinance - Cashout                      727      215,343     60.37     61.68          31.15
                                         ---      -------     -----     -----          -----
Total:                                   731      207,955     62.77     65.36          34.28
                                         ===      =======     =====     =====          =====

                                                                          % of Aggregate
                                                            Aggregate  Principal Balance  Weighted
                                         Number of  Principal Balance  Outstanding as of   Average
Wachovia Documentation              Mortgage Loans        Outstanding   the Cut-off Date    Coupon
----------------------              --------------        -----------   ----------------    ------
Full                                             8       1,854,807.21               2.98     6.112
Limited                                          2         139,500.00               0.22     6.375
1 Paystub & 2 W2's                               2         497,161.84                0.8     6.035
2Yr 1040 and/or Business Records                 1         194,785.94               0.31     6.375
No Income No Assets                              6       1,095,751.12               1.76     6.144
No Income No Assets No Employment               28       4,757,649.58               7.65     6.242
No Income Verified Assets                       26       6,472,341.81              10.41     6.175
No Ratio                                         4       1,374,384.03               2.21     6.156
Stated Income Stated Assets                     31       6,549,367.37              10.53     6.238
Stated Income Verified Assets                   51      11,197,304.89              18.01     6.204
                                                --      -------------              -----     -----
Total:                                         159      34,133,053.78               54.9     6.201
                                               ===      =============               ====     =====

                                    Weighted      Average  Weighted  Weighted
                                     Average    Principal   Average   Average        Percent
                                      Credit      Balance  Original  Original           Full
Wachovia Documentation                 Score  Outstanding       LTV      CLTV  Documentation
----------------------                 -----  -----------       ---      ----  -------------
Full                                     750      231,851      62.9     69.98            100
Limited                                  687       69,750     79.06     92.25              0
1 Paystub & 2 W2's                       644      248,581     71.97     77.57              0
2Yr 1040 and/or Business Records         649      194,786     55.71     63.71              0
No Income No Assets                      752      182,625     45.98     45.98              0
No Income No Assets No Employment        719      169,916     53.97     54.94              0
No Income Verified Assets                731      248,936      52.2     54.32              0
No Ratio                                 731      343,596     59.28     63.27              0
Stated Income Stated Assets              698      211,270      55.1     56.66              0
Stated Income Verified Assets            731      219,555      58.2     60.47              0
                                         ---      -------      ----     -----              -
Total:                                   723      214,673     56.06     58.36           5.43
                                         ===      =======     =====     =====           ====

                                                                          % of Aggregate
                                                            Aggregate  Principal Balance  Weighted
                                         Number of  Principal Balance  Outstanding as of   Average
Ameriquest Documentation            Mortgage Loans        Outstanding   the Cut-off Date    Coupon
------------------------            --------------        -----------   ----------------    ------
Full                                            91      14,839,140.92              23.87     6.134
Stated                                          24       5,970,642.07                9.6     6.145
Limited                                          8       2,400,427.78               3.86     6.152
                                                 -       ------------               ----     -----
Total:                                         123      23,210,210.77              37.33     6.139
                                               ===      =============              =====     =====

                                    Weighted      Average  Weighted  Weighted
                                     Average    Principal   Average   Average        Percent
                                      Credit      Balance  Original  Original           Full
Ameriquest Documentation               Score  Outstanding       LTV      CLTV  Documentation
------------------------               -----  -----------       ---      ----  -------------
Full                                     739      163,067     70.42     71.84            100
Stated                                   746      248,777     68.49     68.68              0
Limited                                  730      300,053     68.98     74.99              0
                                         ---      -------     -----     -----              -
Total:                                   740      188,701     69.77     71.35          63.93
                                         ===      =======     =====     =====          =====

                                                                          % of Aggregate
                                                            Aggregate  Principal Balance  Weighted
                                         Number of  Principal Balance  Outstanding as of   Average
Documentation - All Others          Mortgage Loans        Outstanding   the Cut-off Date    Coupon
--------------------------          --------------        -----------   ----------------    ------
Full                                            16       4,622,485.59               7.43     6.273
Stated Income Verified Assets                    1         212,849.50               0.34     6.375
                                                 -         ----------               ----     -----
Total:                                          17       4,835,335.09               7.78     6.277
                                                ==       ============               ====     =====

                                    Weighted      Average  Weighted  Weighted
                                     Average    Principal   Average   Average        Percent
                                      Credit      Balance  Original  Original           Full
Documentation - All Others             Score  Outstanding       LTV      CLTV  Documentation
--------------------------             -----  -----------       ---      ----  -------------
Full                                     747      288,905     76.49     86.28            100
Stated Income Verified Assets            753      212,850     77.97     77.97              0
                                         ---      -------     -----     -----              -
Total:                                   747      284,431     76.56     85.91           95.60
                                         ===      =======     =====     =====           ====

--------------------------------------------------------------------------------
  Recipients should read the information contained in the `Important Notices' section following the cover page of this Free Writing Prospectus.

                        FREE WRITING PROSPECTUS FOR
                        MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
(MERRILL LYNCH LOGO)    COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                           SUBGROUP 2.2 (6.25 BUCKET)

Total Current Balance:                               $312,395,916
Total Number of Loans:                                    1280

                                           Average or
                                            Weighted
                                           Average (1)        Minimum        Maximum
Current Balance                             $244,059          $22,000      $1,920,000
Original Balance                            $256,894          $42,000      $1,920,000

Loan Rate                                    6.971%            6.375%        9.800%
Servicing Fee                                0.250%            0.250%        0.250%
Net Loan Rate                                6.721%            6.125%        9.550%

Original LTV                                 73.85%            13.43%        95.00%
Original CLTV                                79.85%            13.43%        100.00%

Credit Score (3)                               716              620            819

Original Term (mos)                            359              240            360
Remaining Term (mos)                           355              230            360
Seasoning (mos)                                 4                0             12

IO Original Term (2)                           111               60            120
IO Remaining Term (2)                          107               50            120

Top State Concentrations (1)            CA(17.98%),FL(13.44%),NJ(11.13%),VA(8.45%),NY(6.10%)

First Pay Date                                               03/01/2006    03/01/2007
Maturity Date                                                04/01/2026    02/01/2037

(1) Based on current balances.
(2) For Interest-Only loans.
(3) For loans with Credit Scores.


--------------------------------------------------------------------------------
  Recipients should read the information contained in the 'Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
SUBGROUP 2.2 (6.25 BUCKET)
--------------------------------------------------------------------------------

                                                             % of Aggregate               Weighted        Average     Weighted
                                             Aggregate    Principal Balance    Weighted    Average      Principal      Average
                         Number of   Principal Balance    Outstanding as of     Average     Credit        Balance     Original
Product Type        Mortgage Loans         Outstanding     the Cut-off Date      Coupon      Score    Outstanding          LTV
------------        --------------         -----------     ----------------      ------      -----    -----------          ---
Fixed - 20 Year                 17        2,631,275.36                 0.84       6.846        726        154,781        75.98
Fixed - 25 Year                 10        1,212,510.50                 0.39       6.960        730        121,251        77.28
Fixed - 30 Year              1,253      308,552,129.78                98.77       6.972        716        246,251        73.82
                             -----      --------------               ------       -----        ---        -------        -----
Total:                       1,280      312,395,915.64               100.00       6.971        716        244,059        73.85
                             -----      --------------               ------       -----        ---        -------        -----

                      Weighted
                       Average           Percent
                      Original              Full
Product Type              CLTV     Documentation
------------              ----     -------------
Fixed - 20 Year          76.94             68.69
Fixed - 25 Year          77.36             93.66
Fixed - 30 Year          79.89             36.15
        --               -----             -----
Total:                   79.85             36.65
                         -----             -----

                                                                  % of Aggregate                Weighted        Average     Weighted
                                                  Aggregate    Principal Balance    Weighted     Average      Principal      Average
                              Number of   Principal Balance    Outstanding as of     Average      Credit        Balance     Original
Amortization Type        Mortgage Loans         Outstanding     the Cut-off Date      Coupon       Score    Outstanding          LTV
-----------------        --------------         -----------     ----------------      ------       -----    -----------          ---
Interest Only                       286       93,589,487.02                29.96       6.977         728        327,236        75.28
Principal and Interest              994      218,806,428.62                70.04       6.969         711        220,127        73.24
                                  -----      --------------               ------       -----         ---        -------        -----
Total:                            1,280      312,395,915.64               100.00       6.971         716        244,059        73.85
                                  -----      --------------               ------       -----         ---        -------        -----

                              Weighted
                               Average          Percent
                              Original             Full
Amortization Type                 CLTV    Documentation
-----------------                 ----    -------------
Interest Only                    85.13            52.86
Principal and Interest           77.60            29.71
                                 -----            -----
Total:                           79.85            36.65
                                 -----            -----

                                                                                  % of Aggregate                  Weighted
                                                                 Aggregate     Principal Balance     Weighted      Average
                                           Number of     Principal Balance     Outstanding as of      Average       Credit
Cutt-off Stated Principal Balances    Mortgage Loans           Outstanding      the Cut-off Date       Coupon        Score
----------------------------------    --------------           -----------      ----------------       ------        -----
0.01 to 100,000.00                               147         10,909,717.43                  3.49        7.151          716
100,000.01 to 200,000.00                         477         66,805,980.87                 21.39        7.014          710
200,000.01 to 300,000.00                         280         64,563,895.82                 20.67        6.974          712
300,000.01 to 400,000.00                         165         53,851,961.64                 17.24        6.937          707
400,000.01 to 500,000.00                          95         39,474,015.13                 12.64        6.945          728
500,000.01 to 600,000.00                          65         33,528,342.21                 10.73        6.910          719
600,000.01 to 700,000.00                          20         13,226,726.55                  4.23        6.973          732
700,000.01 to 800,000.00                          10          7,544,079.34                  2.41        6.918          741
800,000.01 to 900,000.00                           8          6,845,550.97                  2.19        6.941          704
900,000.01 to 1,000,000.00                         6          5,827,224.70                  1.87        6.936          732
1,100,000.01 to 1,200,000.00                       3          3,548,421.00                  1.14        6.832          757
1,200,000.01 to 1,300,000.00                       2          2,600,000.00                  0.83        6.938          729
1,500,000.01 to 2,000,000.00                       2          3,670,000.00                  1.17        7.339          720
                                               -----          ------------                ------        -----          ---
Total:                                         1,280        312,395,915.64                100.00        6.971          716
                                               -----        --------------                ------        -----          ---

                                          Average     Weighted     Weighted
                                        Principal      Average      Average          Percent
                                          Balance     Original     Original             Full
Cutt-off Stated Principal Balances    Outstanding          LTV         CLTV    Documentation
----------------------------------    -----------          ---         ----    -------------
0.01 to 100,000.00                         74,216        77.51        81.22            45.23
100,000.01 to 200,000.00                  140,054        74.78        79.86            40.23
200,000.01 to 300,000.00                  230,585        76.31        82.89            40.91
300,000.01 to 400,000.00                  326,376        75.03        82.05            40.85
400,000.01 to 500,000.00                  415,516        73.15        78.21            32.58
500,000.01 to 600,000.00                  515,821        71.66        78.98            28.69
600,000.01 to 700,000.00                  661,336        74.98        80.24            45.46
700,000.01 to 800,000.00                  754,408        70.26        75.44            20.98
800,000.01 to 900,000.00                  855,694        62.82        65.61            12.07
900,000.01 to 1,000,000.00                971,204        67.43        75.76            17.13
1,100,000.01 to 1,200,000.00            1,182,807        64.20        77.58            66.18
1,200,000.01 to 1,300,000.00            1,300,000        62.05        64.55             0.00
1,500,000.01 to 2,000,000.00            1,835,000        64.77        69.54             0.00
                                        ---------        -----        -----            -----
Total:                                    244,059        73.85        79.85            36.65
                                        ---------        -----        -----            -----

                                                                    % of Aggregate                  Weighted         Average
                                                    Aggregate    Principal Balance     Weighted      Average       Principal
                               Number of    Principal Balance    Outstanding as of      Average       Credit         Balance
Current Mortgage Rates    Mortgage Loans          Outstanding     the Cut-off Date       Coupon        Score     Outstanding
----------------------    --------------          -----------     ----------------       ------        -----     -----------
6.251 to 6.500                       255        48,406,107.62                15.50        6.460          725         189,828
6.501 to 6.750                       267        77,332,331.89                24.75        6.692          722         289,634
6.751 to 7.000                       268        75,259,012.29                24.09        6.926          721         280,817
7.001 to 7.250                       217        49,888,786.10                15.97        7.189          711         229,902
7.251 to 7.500                       143        32,772,257.15                10.49        7.430          705         229,177
7.501 to 7.750                        91        20,096,970.23                 6.43        7.691          698         220,846
7.751 to 8.000                        29         6,952,276.44                 2.23        7.895          686         239,734
8.001 to 8.250                         3           459,543.92                 0.15        8.203          746         153,181
8.251 to 8.500                         2           279,659.00                 0.09        8.375          698         139,830
8.501 to 8.750                         1           109,893.00                 0.04        8.625          685         109,893
8.751 to 9.000                         2           483,523.00                 0.15        8.998          645         241,762
9.251 to 9.500                         1           288,855.00                 0.09        9.375          681         288,855
9.751 to 10.000                        1            66,700.00                 0.02        9.800          683          66,700
                                   -----       --------------               ------        -----          ---         -------
Total:                             1,280       312,395,915.64               100.00        6.971          716         244,059
                                   -----       --------------               ------        -----          ---         -------

                         Weighted       Weighted
                          Average        Average         Percent
                         Original       Original            Full
Current Mortgage Rates        LTV           CLTV   Documentation
----------------------        ---           ----   -------------
6.251 to 6.500              67.24          70.77           40.46
6.501 to 6.750              69.11          75.24           38.80
6.751 to 7.000              73.52          79.97           36.73
7.001 to 7.250              79.20          87.10           39.90
7.251 to 7.500              80.12          88.13           33.69
7.501 to 7.750               82.3          86.12           19.18
7.751 to 8.000              80.57          81.56           25.08
8.001 to 8.250              94.11          94.11           17.76
8.251 to 8.500              89.15          89.15           50.08
8.501 to 8.750              95.00          95.00          100.00
8.751 to 9.000              81.54          89.97           15.67
9.251 to 9.500              95.00          95.00          100.00
9.751 to 10.000             35.90          35.90            0.00
                            -----          -----           -----
Total:                      73.85          79.85           36.65
                            -----          -----          ------

--------------------------------------------------------------------------------
  Recipients should read the information contained in the 'Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
SUBGROUP 2.2 (6.25 BUCKET)
--------------------------------------------------------------------------------

                                                             % of Aggregate                 Weighted         Average    Weighted
                                             Aggregate    Principal Balance    Weighted      Average       Principal     Average
                        Number of    Principal Balance    Outstanding as of     Average       Credit         Balance    Original
Remaining Term     Mortgage Loans          Outstanding     the Cut-off Date      Coupon        Score     Outstanding         LTV
--------------     --------------          -----------     ----------------      ------        -----     -----------         ---
229 to 240                     17         2,631,275.36                 0.84       6.846          726         154,781       75.98
289 to 300                     10         1,212,510.50                 0.39       6.960          730         121,251       77.28
337 to 348                      1           277,711.00                 0.09       7.150          692         277,711       83.73
349 to 360                  1,252       308,274,418.78                98.68       6.972          716         246,226       73.81
                            -----       --------------               ------       -----          ---         -------       -----
Total:                      1,280       312,395,915.64               100.00       6.971          716         244,059       73.85
                            -----       --------------               ------       -----          ---         -------       -----

                   Weighted
                    Average            Percent
                   Original               Full
Remaining Term         CLTV      Documentation
--------------         ----      -------------
229 to 240            76.94              68.69
289 to 300            77.36              93.66
337 to 348            83.73             100.00
349 to 360            79.88              36.09
                      -----              -----
Total:                79.85              36.65
                      -----              -----

                                                                          % of Aggregate                 Weighted         Average
                                                           Aggregate   Principal Balance     Weighted     Average       Principal
                                      Number of    Principal Balance   Outstanding as of      Average      Credit         Balance
Original Loan-to-Value Ratios    Mortgage Loans          Outstanding    the Cut-off Date       Coupon       Score     Outstanding
-----------------------------    --------------          -----------    ----------------       ------       -----     -----------
10.01 to 20.00                                4           807,341.19                0.26        6.616         781         201,835
20.01 to 30.00                               14         2,292,097.78                0.73        6.811         745         163,721
30.01 to 40.00                               38         6,205,378.42                1.99        6.714         730         163,299
40.01 to 50.00                               49        14,040,340.23                4.49        6.758         726         286,538
50.01 to 60.00                              107        31,821,862.46               10.19        6.810         714         297,401
60.01 to 70.00                              134        37,898,449.31               12.13        6.808         719         282,824
70.01 to 75.00                               84        23,012,253.99                7.37        6.870         720         273,955
75.01 to 80.00                              602       150,149,857.24               48.06        6.997         716         249,418
80.01 to 85.00                               38         8,156,401.53                2.61        7.143         698         214,642
85.01 to 90.00                              127        24,378,444.45                7.80        7.242         708         191,956
90.01 to 95.00                               83        13,633,489.05                4.36        7.489         715         164,259
                                          -----       --------------              ------        -----         ---         -------
Total:                                    1,280       312,395,915.64              100.00        6.971         716         244,059
                                          -----       --------------              ------        -----         ---         -------

                                 Weighted     Weighted
                                  Average      Average           Percent
                                 Original     Original              Full
Original Loan-to-Value Ratios         LTV         CLTV     Documentation
-----------------------------         ---         ----     -------------
10.01 to 20.00                      15.43        15.43              0.00
20.01 to 30.00                      25.12        28.72             11.58
30.01 to 40.00                      35.26        36.19             25.07
40.01 to 50.00                      46.04        47.77             19.82
50.01 to 60.00                      57.00        59.78              7.95
60.01 to 70.00                      66.46        69.85             28.22
70.01 to 75.00                      73.34        77.87             40.80
75.01 to 80.00                      79.67        89.68             40.56
80.01 to 85.00                      83.78        83.82             37.10
85.01 to 90.00                      89.31        89.72             58.80
90.01 to 95.00                      94.81        94.92             65.98
                                    -----        -----             -----
Total:                              73.85        79.85             36.65
                                    -----        -----             -----

                                                             % of Aggregate                  Weighted         Average      Weighted
                                            Aggregate     Principal Balance     Weighted      Average       Principal       Average
                       Number of    Principal Balance     Outstanding as of      Average       Credit         Balance      Original
Credit Scores     Mortgage Loans          Outstanding      the Cut-off Date       Coupon        Score     Outstanding           LTV
-------------     --------------          -----------      ----------------       ------        -----     -----------           ---
<= 0                           2           713,441.73                  0.23        7.238            0         356,721         75.17
601 to 625                    14         2,641,730.32                  0.85        7.401          623         188,695         76.14
626 to 650                    78        19,362,865.76                  6.20        7.177          637         248,242         73.94
651 to 675                   100        23,534,463.60                  7.53        6.987          663         235,345         73.32
676 to 700                   351        83,633,371.74                 26.77        7.037          688         238,272         74.82
701 to 725                   265        59,620,876.90                 19.09        6.961          712         224,984         75.67
726 to 750                   184        45,050,747.27                 14.42        6.895          737         244,841         74.31
751 to 775                   157        39,845,394.96                 12.75        6.927          762         253,792         74.98
776 to 800                   102        30,887,769.28                  9.89        6.845          786         302,821         67.74
801 to 825                    27         7,105,254.09                  2.27        6.772          808         263,158         64.99
                           -----       --------------                ------        -----          ---         -------         -----
Total:                     1,280       312,395,915.64                100.00        6.971          716         244,059         73.85
                           -----       --------------                ------        -----          ---         -------         -----

                    Weighted
                     Average           Percent
                    Original              Full
Credit Scores           CLTV     Documentation
-------------           ----     -------------
<= 0                   75.17             90.76
601 to 625             80.45              9.45
626 to 650             77.23             13.63
651 to 675             76.68             12.82
676 to 700             80.68             37.95
701 to 725             83.09             41.87
726 to 750             82.11             39.44
751 to 775             81.42             39.69
776 to 800             72.46             42.10
801 to 825             70.00             65.32
                       -----             -----
Total:                 79.85             36.65
                       -----             -----

--------------------------------------------------------------------------------
  Recipients should read the information contained in the 'Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
SUBGROUP 2.2 (6.25 BUCKET)
--------------------------------------------------------------------------------

                                                                    % of Aggregate                  Weighted         Average
                                                    Aggregate    Principal Balance     Weighted      Average       Principal
                               Number of    Principal Balance    Outstanding as of      Average       Credit         Balance
Geographic Area           Mortgage Loans          Outstanding     the Cut-off Date       Coupon        Score     Outstanding
---------------           --------------          -----------     ----------------       ------        -----     -----------
Alabama                               14         1,830,683.55                 0.59        7.083          711         130,763
Alaska                                 3           762,663.73                 0.24        7.433          693         254,221
Arizona                               34         6,748,105.92                 2.16        6.911          689         198,474
Arkansas                               5           586,923.74                 0.19        7.358          712         117,385
California                           168        56,170,717.92                17.98        6.854          719         334,350
Colorado                              17         4,076,489.19                 1.30        6.952          716         239,793
Connecticut                           20         6,569,383.62                 2.10        6.998          712         328,469
Delaware                               6         1,381,088.18                 0.44        7.290          703         230,181
District of Columbia                   5         1,784,108.86                 0.57        6.723          735         356,822
Florida                              186        41,981,736.22                13.44        6.986          710         225,708
Georgia                               51         8,743,599.50                 2.80        6.867          710         171,443
Hawaii                                 7         2,164,622.50                 0.69        7.033          718         309,232
Idaho                                  1           225,041.97                 0.07        7.000          680         225,042
Illinois                              44         8,437,207.56                 2.70        7.311          708         191,755
Indiana                                6           694,323.86                 0.22        7.122          722         115,721
Iowa                                   5           486,472.65                 0.16        6.998          717          97,295
Kansas                                 7           986,999.14                 0.32        6.871          715         141,000
Kentucky                               3           320,712.08                 0.10        6.915          743         106,904
Louisiana                             10         1,820,117.10                 0.58        7.173          689         182,012
Maine                                  8         1,515,723.78                 0.49        7.006          687         189,465
Maryland                              58        16,844,620.27                 5.39        6.956          729         290,424
Massachusetts                         29         7,683,826.39                 2.46        7.065          698         264,960
Michigan                              17         2,377,377.76                 0.76        7.044          715         139,846
Minnesota                             11         1,887,780.47                 0.60        7.191          716         171,616
Mississippi                            6           773,734.12                 0.25        7.184          711         128,956
Missouri                              16         2,160,926.39                 0.69        7.103          709         135,058
Montana                                2           237,313.32                 0.08        7.447          724         118,657
Nebraska                               7           860,419.39                 0.28        7.134          701         122,917
Nevada                                15         3,777,582.86                 1.21        6.824          711         251,839
New Hampshire                          3           512,256.87                 0.16        6.817          689         170,752
New Jersey                           100        34,766,356.25                11.13        7.031          721         347,664
New Mexico                             4           723,796.54                 0.23        7.403          706         180,949
New York                              59        19,060,210.26                 6.10        7.043          706         323,054
North Carolina                        31         6,481,322.64                 2.07        6.867          737         209,075
North Dakota                           1           149,175.00                 0.05        6.500          750         149,175
Ohio                                  32         4,269,125.64                 1.37        7.007          721         133,410
Oklahoma                               9         1,084,776.25                 0.35        7.293          688         120,531
Oregon                                 5           861,295.00                 0.28        6.719          737         172,259
Pennsylvania                          52         8,899,407.15                 2.85        7.006          711         171,142
Rhode Island                          11         2,224,035.66                 0.71        6.840          723         202,185
South Carolina                        16         1,976,845.72                 0.63        6.899          744         123,553
South Dakota                           2           253,473.76                 0.08        7.810          724         126,737
Tennessee                             11         1,167,888.14                 0.37        7.071          694         106,172
Texas                                 66        11,127,358.63                 3.56        7.041          700         168,596
Utah                                   5           977,427.60                 0.31        6.972          723         195,486
Vermont                                4           475,083.87                 0.15        6.986          766         118,771
Virginia                              72        26,399,627.05                 8.45        6.845          740         366,661
Washington                            18         4,549,043.72                 1.46        6.857          718         252,725
Wisconsin                             17         2,392,919.87                 0.77        7.602          699         140,760
Wyoming                                1           154,188.00                 0.05        6.750          681         154,188
                                   -----       --------------               ------        -----          ---         -------
Total:                             1,280       312,395,915.64               100.00        6.971          716         244,059
                                   -----       --------------               ------        -----          ---         -------

                           Weighted       Weighted
                            Average        Average           Percent
                           Original       Original              Full
Geographic Area                 LTV           CLTV     Documentation
---------------                 ---           ----     -------------
Alabama                       84.91          88.03             47.13
Alaska                        80.74          80.74             26.93
Arizona                       73.49          76.25             32.40
Arkansas                      86.32          86.35             54.95
California                    68.03          71.76             17.12
Colorado                      69.08          74.54              7.23
Connecticut                   75.17          79.07             48.14
Delaware                      82.70          90.39             38.05
District of Columbia          65.47          70.11              0.00
Florida                       72.26          77.35             22.06
Georgia                       78.99          88.64             43.44
Hawaii                        76.06          76.06             60.23
Idaho                         80.00         100.00            100.00
Illinois                      76.95          82.92             17.19
Indiana                       86.76          86.84             87.29
Iowa                          87.09          87.15             80.90
Kansas                        74.62          74.66             36.33
Kentucky                      73.72          78.90             57.94
Louisiana                     84.73          97.35             11.58
Maine                         72.57          72.57             27.63
Maryland                      76.18          85.24             72.38
Massachusetts                 75.97          80.48             21.38
Michigan                      79.31          86.67             63.71
Minnesota                     82.61          86.77             52.14
Mississippi                   85.94          89.11             27.26
Missouri                      79.37          85.86             38.99
Montana                       82.86          82.86              0.00
Nebraska                      82.99          93.65             39.75
Nevada                        73.14          76.01             46.67
New Hampshire                 76.67          88.66              0.00
New Jersey                    70.77          78.97             43.38
New Mexico                    80.00          92.04              0.00
New York                      72.66          80.40             30.00
North Carolina                75.84          86.26             34.82
North Dakota                  79.70          79.70              0.00
Ohio                          85.35          85.92             65.17
Oklahoma                      85.68          94.61             43.58
Oregon                        77.62          77.69             86.07
Pennsylvania                  78.31          84.43             47.43
Rhode Island                  74.79          76.74             35.85
South Carolina                76.39          81.94             23.43
South Dakota                  94.27          94.49             47.68
Tennessee                     86.18          88.68             50.02
Texas                         79.86          87.78             25.91
Utah                          74.04          88.08             38.08
Vermont                       58.60          58.76             73.73
Virginia                      74.22          82.89             68.81
Washington                    82.29          84.76             64.77
Wisconsin                     83.65          86.29             62.03
Wyoming                       66.24          66.48            100.00
                              -----          -----             -----
Total:                        73.85          79.85             36.65
                              -----          -----             -----

                                                             % of Aggregate                Weighted         Average    Weighted
                                             Aggregate    Principal Balance    Weighted     Average       Principal     Average
                        Number of    Principal Balance    Outstanding as of     Average      Credit         Balance    Original
Occupancy Type     Mortgage Loans          Outstanding     the Cut-off Date      Coupon       Score     Outstanding         LTV
--------------     --------------          -----------     ----------------      ------       -----     -----------         ---
Primary                     1,009       256,017,279.42                81.95       6.961         715         253,734       75.26
Investment                    227        42,080,172.08                13.47       7.050         721         185,375       68.36
Second Home                    44        14,298,464.14                 4.58       6.919         724         324,965       64.80
                            -----       --------------               ------       -----         ---         -------       -----
Total:                      1,280       312,395,915.64               100.00       6.971         716         244,059       73.85
                            -----       --------------               ------       -----         ---         -------       -----

                     Weighted
                      Average           Percent
                     Original              Full
Occupancy Type           CLTV     Documentation
--------------           ----     -------------
Primary                 82.22             41.92
Investment              69.47             12.77
Second Home             67.97             12.50
                        -----             -----
Total:                  79.85             36.65
                        -----             -----

--------------------------------------------------------------------------------
  Recipients should read the information contained in the 'Important Notices' section following the cover page of this Free Writing Prospectus.

FREE WRITING PROSPECTUS FOR
MERRILL LYNCH ALTERNATIVE NOTE ASSET, SERIES 2007-F1
COLLATERAL SUMMARY
SUBGROUP 2.2 (6.25 BUCKET)
--------------------------------------------------------------------------------


                                                                    % of Aggregate                Weighted         Average
                                                    Aggregate    Principal Balance    Weighted     Average       Principal
                                Number of   Principal Balance    Outstanding as of     Average      Credit         Balance
Property Type              Mortgage Loans         Outstanding     the Cut-off Date      Coupon       Score     Outstanding
-------------              --------------         -----------     ----------------      ------       -----     -----------
Single Family Residence               873      207,432,198.95                 66.4       6.971         714         237,608
PUD                                   185       51,126,006.23                16.37       6.906         725         276,357
2-4 Family                            112       31,718,939.73                10.15       7.087         716         283,205
Condominium                           108       21,492,972.52                 6.88        6.97         719         199,009
Townhouse                               2          625,798.22                  0.2       6.548         734         312,899
                                    -----      --------------               ------       -----         ---         -------
Total:                              1,280      312,395,915.64               100.00       6.971         716         244,059
                                    -----      --------------               ------       -----         ---         -------

                           Weighted     Weighted
                            Average      Average           Percent
                           Original     Original              Full
Property Type                   LTV         CLTV     Documentation
-------------                   ---         ----     -------------
Single Family Residence       74.47        80.01             38.69
PUD                           74.64        82.77             41.87
2-4 Family                    69.95         73.9             11.17
Condominium                   71.59        79.93             40.25
Townhouse                     79.01         89.5               100
                              -----        -----             -----
Total:                        73.85        79.85             36.65
                              -----        -----             -----

                                                                   % of Aggregate                 Weighted         Average
                                                   Aggregate    Principal Balance     Weighted     Average       Principal
                             Number of     Principal Balance    Outstanding as of      Average      Credit         Balance
Loan Purpose            Mortgage Loans           Outstanding     the Cut-off Date       Coupon       Score     Outstanding
------------            --------------           -----------     ----------------       ------       -----     -----------
Purchase                           504        126,540,558.31                40.51        7.026         728         251,073
Refinance - Rate Term              165         41,380,275.94                13.25        6.974         709         250,790
Refinance - Cashout                611        144,475,081.39                46.25        6.922         708         236,457
                                 -----        --------------               ------        -----         ---         -------
Total:                           1,280        312,395,915.64               100.00        6.971         716         244,059
                                 -----        --------------               ------        -----         ---         -------

                          Weighted      Weighted
                           Average       Average           Percent
                          Original      Original              Full
Loan Purpose                   LTV          CLTV     Documentation
------------                   ---          ----     -------------
Purchase                      78.4         89.03             45.29
Refinance - Rate Term        71.91         77.75             31.43
Refinance - Cashout          70.42         72.42             30.56
                             -----         -----             -----
Total:                       73.85         79.85             36.65
                             -----         -----             -----

                                                                                 % of Aggregate                   Weighted
                                                                Aggregate     Principal Balance      Weighted      Average
                                          Number of     Principal Balance     Outstanding as of       Average       Credit
Wachovia Documentation               Mortgage Loans           Outstanding      the Cut-off Date        Coupon        Score
----------------------               --------------           -----------      ----------------        ------        -----
Full                                             29          6,176,099.76                  1.98          6.77          705
Limited                                           2            139,500.00                  0.04         6.375          687
1 Paystub & 2 W2's                               17          3,860,589.98                  1.24         7.067          690
1 Paystub, W2 or 1040                             1             54,150.00                  0.02         7.125          655
2Yr 1040 and/or Business Records                  3          1,318,011.05                  0.42         6.865          732
No Income No Assets                              28          8,008,118.34                  2.56         6.943          710
No Income No Assets No Employment                99         19,901,697.75                  6.37         7.001          716
No Income Verified Assets                        64         17,770,239.77                  5.69         6.831          715
No Ratio                                         32         10,662,244.78                  3.41         7.067          708
Stated Income Stated Assets                      82         19,292,217.63                  6.18          6.86          702
Stated Income Verified Assets                   174         45,459,767.21                 14.55         6.914          708
Written Verification of Employment                1            148,236.15                  0.05          7.75          770
                                                ---        --------------                 -----          ----          ---
Total:                                          532        132,790,872.41                 42.51          6.92          709
                                                ---        --------------                 -----          ----          ---

                                           Average    Weighted     Weighted
                                         Principal     Average      Average          Percent
                                           Balance    Original     Original             Full
Wachovia Documentation                 Outstanding         LTV         CLTV    Documentation
----------------------                 -----------         ---         ----    -------------
Full                                       212,969        75.1        85.38              100
Limited                                     69,750       79.06        92.25                0
1 Paystub & 2 W2's                         227,094       78.53        87.04                0
1 Paystub, W2 or 1040                       54,150          95           95                0
2Yr 1040 and/or Business Records           439,337          73        74.18                0
No Income No Assets                        286,004       63.51        67.83                0
No Income No Assets No Employment          201,027       61.65        62.46                0
No Income Verified Assets                  277,660       68.64        71.52                0
No Ratio                                   333,195       69.66        72.29                0
Stated Income Stated Assets                235,271       63.16        66.89                0
Stated Income Verified Assets              261,263       72.56        77.78                0
Written Verification of Employment         148,236          90           90                0
                                           -------       -----        -----             ----
Total:                                     249,607       68.59        72.65             4.65
                                           -------       -----        -----             ----

                                                                         % of Aggregate                 Weighted         Average
                                                       Aggregate      Principal Balance    Weighted      Average       Principal
                                   Number of   Principal Balance      Outstanding as of     Average       Credit         Balance
Ameriquest Documentation      Mortgage Loans         Outstanding       the Cut-off Date      Coupon        Score     Outstanding
------------------------      --------------         -----------       ----------------      ------        -----     -----------
Full                                     322       55,063,474.79                  17.63        6.98          716         171,005
Stated                                   204       47,639,815.46                  15.25        7.11          713         233,529
Limited                                   21        3,797,126.24                   1.22       6.879          714         180,816
Reduced                                    2          946,867.00                    0.3       7.161          689         473,434
Stated Income Stated Assets                4        1,319,370.30                   0.42       7.313          707         329,843
                                         ---      --------------                  -----       -----          ---         -------
Total:                                   553      108,766,653.79                  34.82       7.039          714         196,685
                                         ---      --------------                  -----       -----          ---         -------

                                Weighted     Weighted
                                 Average      Average            Percent
                                Original     Original               Full
Ameriquest Documentation             LTV         CLTV      Documentation
------------------------             ---         ----      -------------
Full                               79.43        82.23                100
Stated                             78.21        87.01                  0
Limited                            81.77        81.81                  0
Reduced                               80          100                  0
Stated Income Stated Assets           80          100                  0
                                   -----        -----              -----
Total:                             78.99        84.68              50.63
                                   -----        -----              -----

                                                                               % of Aggregate                  Weighted
                                                              Aggregate     Principal Balance     Weighted      Average
                                      Number of       Principal Balance     Outstanding as of      Average       Credit
Documentation - All Others       Mortgage Loans             Outstanding      the Cut-off Date       Coupon        Score
--------------------------       --------------             -----------      ----------------       ------        -----
Full                                        158           53,238,315.58                 17.04        6.906          738
Stated                                        1              263,198.00                  0.08        6.875          765
No Income No Assets                           7            5,342,470.00                  1.71        7.356          701
No Income Verified Assets                     2            1,058,179.00                  0.34         6.95          730
No Ratio                                      2              759,718.36                  0.24         7.22          665
Stated Income Stated Assets                   8            3,925,050.00                  1.26        7.203          703
Stated Income Verified Assets                17            6,251,458.50                     2         6.94          744
                                            ---           -------------                 -----        -----          ---
Total:                                      195           70,838,389.44                 22.68        6.963          733
                                            ---           -------------                 -----        -----          ---

                                     Average     Weighted     Weighted
                                   Principal      Average      Average          Percent
                                     Balance     Original     Original             Full
Documentation - All Others       Outstanding          LTV         CLTV    Documentation
--------------------------       -----------          ---         ----    -------------
Full                                 336,951        77.05        87.68              100
Stated                               263,198           80           95                0
No Income No Assets                  763,210         65.4        66.62                0
No Income Verified Assets            529,090        78.47        93.34                0
No Ratio                             379,859           80           80                0
Stated Income Stated Assets          490,631        72.03        84.08                0
Stated Income Verified Assets        367,733        75.53        87.98                0
                                     -------        -----        -----            -----
Total:                               363,274        75.82        85.95            75.15
                                     -------        -----        -----            -----

--------------------------------------------------------------------------------
  Recipients should read the information contained in the 'Important Notices' section following the cover page of this Free Writing Prospectus.

                                                                            A-36